                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07795
                                  ---------------------------------------------

              J.P. Morgan Series Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

      522 Fifth Avenue,  New York,                            NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

             BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-348-4782
                                                   ----------------------------

Date of fiscal year end:  October 31, 2003
                        --------------------------
Date of reporting period:  November 1, 2002 through April 30, 2003
                         ---------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[GRAPHIC]

SEMI ANNUAL REPORT APRIL 30, 2003 (UNAUDITED)

JPMORGAN FUNDS


TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL
  OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE LARGE CAP GROWTH FUND

TAX AWARE LARGE CAP VALUE FUND

TAX AWARE SHORT-INTERMEDIATE
  INCOME FUND

TAX AWARE U.S. EQUITY FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1

Fund Commentaries:
   Fleming Tax Aware International
   Opportunites Fund                                3

   Tax Aware Disciplined Equity Fund                7

   Tax Aware Enhanced Income Fund                  10

   Tax Aware Large Cap Growth Fund                 13

   Tax Aware Large Cap Value Fund                  16

   Tax Aware Short-Intermediate Income Fund        19

   Tax Aware U.S. Equity Fund                      21

Portfolio of Investments                           25

Financial Statements                               69

Notes to Financial Statements                      78

Financial Highlights                               96

HIGHLIGHTS

- "Baghdad bounce" revives international markets

- International equity returns aided by weak dollar

- Portfolios not constrained by tax concerns

- Earnings expansion key to equity price rises

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

     JPMORGAN TAX AWARE FUNDS

PRESIDENT'S LETTER                                                  JUNE 2, 2003

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan Tax Aware Funds. Inside, you'll find information detailing the performance of the Funds for the six months ended April 30, 2003, along with a report from the Portfolio Managers.

SWIFT WAR DRIVES POSITIVE RETURNS
The past few months served as a reminder of the old investment maxim "buy when the shooting starts." After months of uncertainty, equity markets around the world started to rally in early March, once it became clear that the war in Iraq was inevitable. In the weeks that followed oil prices fell, removing much of the threat that war in Iraq would have serious economic ramifications. Equities retraced much of their earlier losses to the relief of investors everywhere.

Even so, the performance of U.S. and international markets was highly variable. Broadly speaking, the United States outperformed Europe, which in turn outperformed Asia. In Asia, geopolitical worries, the emergence of SARS and a weak Japanese economy all held back markets. The S&P 500 Index rose 4.5%, which compares with an appreciation of 1.8% for the broad-based MSCI EAFE Index of international markets in U.S. dollar terms. It should be noted that the MSCI EAFE return benefited from the sustained fall of the U.S. dollar during the period.

Economically, U.S. data continued to lack direction, with a fall in business investment and weak consumer demand becoming evident toward the end of the period. Growth was poor almost everywhere, with fears of deflation stalking Japan in particular, and Germany to a lesser extent. Perhaps the most positive sign was that corporate earnings did not disappoint, although there are no expectations of large rebounds in earnings.

TAX STATUS
From a tax perspective, our Funds are in good shape. The losses incurred during the last few years' bear market mean that our Portfolio Managers have considerable freedom of action. Because capital losses have been carried over from previous years, there are not too many constraints on what the Managers can buy and sell. This should benefit performance in the period ahead.

OUTLOOK
Following the end of the war, the world's financial markets are more relaxed. We believe there are some issues that still need to be resolved before equities can resume an upward course. These include: lack of economic growth, deflation concerns, U.S. equity market valuations, excess capacity and a debt-ridden U.S. consumer. The key to a strong and prolonged rise in prices is resumption in corporate earnings growth -- both in the United States and international markets.

The portfolio management team and all of us here at JPMorgan Fleming Asset Management thank you for your continued business and anticipate serving your investment needs for many years to come. Should you have any questions, please feel free to contact your financial advisor or the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely yours,


/s/ George C. W. Gatch

George C. W. Gatch
President
JPMorgan Funds

     JPMORGAN FLEMING TAX AWARE
       INTERNATIONAL OPPORTUNITIES FUND
     As of April 30, 2003

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Fleming International Opportunities Fund, which seeks to provide high after-tax return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets, declined by 1.40% (Institutional Shares) in the six months ended April 30, 2003. This compares with a rise of 1.81% for the Fund's benchmark, the MSCI EAFE Index. The Fund's benchmark was changed to the MSCI EAFE Index on February 28, 2003, from the MSCI All Country World Free (ex-U.S.) Index.

Q: WHY DID THE FUND PERFORM IN THIS WAY?
A: The Fund trailed its MSCI EAFE Index (in U.S. dollar terms) benchmark in a six months when the benchmark achieved a small rise chiefly as a result of dollar weakness. Stock price movements were mixed. The portfolio had a combination of difficulties in just a few holdings, and its Asian country allocation. These negatives were partially offset by strong performances from some European stocks.

The greatest problems occurred in holdings in the U.K. and The Netherlands. U.K. electrical retailer Dixons fell back sharply following poor Christmas trading and the announcement of a monopolies inquiry into its sale of extended warranties, from which it makes significant profits. At Corus, the Anglo-Dutch steel group, the Dutch Supervisory Board stopped the sale of the aluminum business, preventing it from paying down debt and focusing on its carbon steel business. Dutch insurer Aegon was caught up in the confusion surrounding accounting fraud at Ahold, the Dutch food retailer where it holds a 5% stake.

There was also a disappointment in Japan, where miniature ball bearings manufacturer Minebea fell in price following poor demand for the consumer electronics goods in which these components are used.

Stock-picking caused the Fund to be vulnerable to rising tensions in East Asia. An overweight position in South Korea hurt performance as North Korea publicized its nuclear ambitions.

There was, however, strong performance from a number of European holdings. In particular, the retail banks Barclays, BNP and Unicredito performed well. Additionally, Spanish utility Iberdrola showed signs of benefiting from the actions of new management.

Q: HOW WAS THE FUND MANAGED?
A: Current positions reflect a fairly neutral view regarding the economic cycle, with holdings fairly well- balanced between defensive and cyclical stocks. The biggest sector overweights are in the Banking and Telecommunications sectors, while the greatest underweight is in Energy.

                                  (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom        28.60%
Japan                 14.90%
France                12.00%
Switzerland            9.20%
The Netherlands        5.10%
Australia              4.20%
Germany                3.40%
Spain                  3.30%
Italy                  3.10%
Hong Kong              2.50%
Finland                2.40%
India                  2.30%
Sweden                 2.20%
Russia                 2.00%
South Korea            1.60%
Mexico                 1.20%
Belgium                1.00%
Singapore              1.00%


TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. VODAFONE GROUP PLC (UNITED KINGDOM) (3.8%)
 2. BNP PARIBAS (FRANCE) (2.8%)
 3. UNILEVER PLC (UNITED KINGDOM) (2.6%)
 4. NOKIA OYJ (FINLAND) (2.4%)
 5. UNICREDITO ITALIANO SPA (ITALY) (2.4%)
 6. TOTAL FINA ELF SA (FRANCE) (2.3%)
 7. NOVARTIS AG (SWITZERLAND) (2.3%)
 8. IBERDROLA SA (SPAIN) (2.2%)
 9. ASTRAZENECA PLC (UNITED KINGDOM) (2.1%)
10. LUKOIL (RUSSIA), ADR (2.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 24.9% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($29,706 IN THOUSANDS). AS OF APRIL 30, 2003 THE FUND HELD 102 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                         SINCE
                                                       INCEPTION
                                          1 YEAR       (4/30/01)
----------------------------------------------------------------
Class A Shares
  Without Sales Charge                   (19.38%)       (15.44%)
  With Sales Charge*                     (24.01%)       (17.92%)
----------------------------------------------------------------
Class B Shares
  Without CDSC                           (19.80%)       (15.86%)
  With CDSC**                            (23.78%)       (17.55%)
----------------------------------------------------------------
Class C Shares
  Without CDSC                           (19.88%)       (15.91%)
  With CDSC***                           (20.67%)       (15.91%)
----------------------------------------------------------------
Institutional Shares                     (18.73%)       (14.76%)
----------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and 5% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                  (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/03)

             JPMORGAN FLEMING TAX AWARE INTERNATIONAL                           MSCI ALL COUNTRY WORLD   LIPPER INTERNATIONAL
            OPPORTUNITIES FUND (INSTITUTONAL SHARES)    MSCI EAFE USD NET        INDEX FREE (EX-U.S.)        FUNDS INDEX
            ----------------------------------------    -----------------       ----------------------   --------------------
E 4/30/01                  $ 3,000,000                    $ 3,000,000               $ 3,000,000               $ 3,000,000
E 5/31/01                  $ 2,937,900                    $ 2,894,100               $ 2,917,200               $ 2,927,400
E 6/30/01                  $ 2,851,820                    $ 2,775,731               $ 2,805,180               $ 2,844,847
E 7/31/01                  $ 2,719,780                    $ 2,725,213               $ 2,742,905               $ 2,770,881
E 8/31/01                  $ 2,699,654                    $ 2,656,265               $ 2,674,881               $ 2,715,187
E 9/30/01                  $ 2,401,612                    $ 2,387,185               $ 2,391,076               $ 2,419,231
E10/31/01                  $ 2,485,669                    $ 2,448,297               $ 2,458,026               $ 2,484,792
E11/30/01                  $ 2,603,738                    $ 2,538,640               $ 2,570,358               $ 2,577,475
E12/31/01                  $ 2,641,492                    $ 2,553,618               $ 2,603,515               $ 2,623,354
E 1/31/02                  $ 2,511,002                    $ 2,418,020               $ 2,492,085               $ 2,517,371
E 2/28/02                  $ 2,508,993                    $ 2,434,947               $ 2,510,028               $ 2,552,614
E 3/31/02                  $ 2,647,490                    $ 2,566,677               $ 2,646,322               $ 2,687,647
E 4/30/02                  $ 2,681,643                    $ 2,583,617               $ 2,663,523               $ 2,706,461
E 5/31/02                  $ 2,727,767                    $ 2,616,429               $ 2,692,556               $ 2,745,163
E 6/30/02                  $ 2,585,377                    $ 2,512,295               $ 2,576,237               $ 2,636,729
E 7/31/02                  $ 2,324,513                    $ 2,264,332               $ 2,325,054               $ 2,373,584
E 8/31/02                  $ 2,348,688                    $ 2,259,124               $ 2,325,287               $ 2,375,482
E 9/30/02                  $ 2,077,884                    $ 2,016,494               $ 2,078,806               $ 2,119,643
E10/31/02                  $ 2,210,245                    $ 2,124,780               $ 2,190,230               $ 2,229,652
E11/30/02                  $ 2,330,483                    $ 2,221,245               $ 2,295,580               $ 2,335,115
E12/31/02                  $ 2,215,823                    $ 2,146,611               $ 2,221,433               $ 2,260,391
E 1/31/03                  $ 2,102,373                    $ 2,057,097               $ 2,143,461               $ 2,177,661
E 2/28/03                  $ 2,047,711                    $ 2,009,990               $ 2,099,949               $ 2,113,202
E 3/31/03                  $ 1,980,751                    $ 1,970,594               $ 2,059,210               $ 2,061,429
E 4/30/03                  $ 2,179,582                    $ 2,163,712               $ 2,257,717               $ 2,265,510

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 4/30/01.

All Shares Classes were introduced on 4/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming Tax Aware International Opportunities Fund, MSCI All Country World Index Free (ex U.S.), MSCI EAFE USD Net and Lipper International Funds Index from April 30, 2001 to April 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The MSCI All Country World Index Free (ex U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance. The Lipper International Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

                                  (UNAUDITED)

     JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND
     As of April 30, 2003

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after tax return from a portfolio of selected equity securities, rose 4.41% (Institutional Shares) during the six months ended April 30, 2003. This compares with a rise of 4.48% for the Fund's benchmark, the S&P 500 Index.

Q: WHY DID THE FUND PERFORM IN THIS WAY?
A: The Fund slightly underperformed its benchmark during the reporting period. On an individual-security level, stock selection was weak in the Software, Energy and Consumer Staples sectors. One of the highest profile detractors from performance was Altria (formerly Philip Morris), which faced a multi-billion dollar lawsuit from Illinois smokers who claim they were misled over the dangers of smoking "light" cigarettes.

On the flip side, within the Financial sector, the single greatest contributor to performance was Countrywide Financial, which benefited from the wave of mortgage refinancing sparked by lower interest rates. Additionally, the Pharmaceutical sector was also an area of outperformance due to the Fund's high weighting in the biotechnology sub-sector. Biotechnology stock prices rose both in reaction to good news regarding their products, and as investors' risk appetites improved.

Q: HOW WAS THE FUND MANAGED?
A: The Fund continued to focus on selecting stocks whose prices we believe will outperform the sector average return. In each sector it takes modest overweight positions in those stocks which the manager considers to be undervalued or fairly valued, while taking modestly underweight positions in those considered overvalued.

                                  (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               21.60%
Finance & Insurance                     19.50%
Technology                              16.40%
Industrial Products & Services          13.80%
Pharmaceuticals                         11.40%
Energy                                   6.00%
Health Services & Systems                4.30%
Telecommunications                       3.80%
Utilities                                2.60%
REITs                                    0.40%
Short-Term Investments                   0.20%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. MICROSOFT CORP. (4.2%)
 2. GENERAL ELECTRIC CO. (4.0%)
 3. CITIGROUP, INC. (3.4%)
 4. PFIZER, INC. (2.8%)
 5. WAL-MART STORES, INC. (2.6%)
 6. THE COCA-COLA CO. (2.2%)
 7. EXXON MOBIL CORP. (2.1%)
 8. PROCTER & GAMBLE CO. (2.0%)
 9. INTERNATIONAL BUSINESS MACHINES CORP. (1.9%)
10. JOHNSON & JOHNSON (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 26.9% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($47,557 IN THOUSANDS). AS OF APRIL 30, 2003 THE FUND HELD 198 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                    SINCE
                                                                INCEPTION
                           1 YEAR      3 YEARS       5 YEARS    (1/30/97)
-------------------------------------------------------------------------
Institutional Shares      (14.26%)     (12.98%)      (2.90%)      4.09%

                                  (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (1/30/97 TO 4/30/03)

                   JPMORGAN TAX AWARE DISCIPLINED                                    LIPPER LARGE-CAP
                 EQUITY FUND (INSTITUTIONAL SHARES)          S&P 500 INDEX           CORE FUNDS INDEX
                 ----------------------------------          -------------           ----------------
   1/30/1997                  $ 3,000,000                     $ 3,000,000              $ 3,000,000
   1/31/1997                  $ 3,009,000                     $ 3,000,000              $ 3,000,000
   2/28/1997                  $ 3,036,081                     $ 3,023,400              $ 2,996,400
   3/31/1997                  $ 2,900,975                     $ 2,899,138              $ 2,868,154
   4/30/1997                  $ 3,075,034                     $ 3,072,217              $ 3,027,050
   5/31/1997                  $ 3,302,894                     $ 3,259,315              $ 3,210,792
   6/30/1997                  $ 3,458,791                     $ 3,405,332              $ 3,350,140
   7/31/1997                  $ 3,758,668                     $ 3,676,397              $ 3,614,801
   8/31/1997                  $ 3,569,607                     $ 3,470,518              $ 3,430,808
   9/30/1997                  $ 3,752,728                     $ 3,660,703              $ 3,607,494
   10/31/1997                 $ 3,623,634                     $ 3,538,435              $ 3,496,384
   11/30/1997                 $ 3,779,450                     $ 3,702,265              $ 3,610,715
   12/31/1997                 $ 3,844,456                     $ 3,765,944              $ 3,676,430
   1/31/1998                  $ 3,895,972                     $ 3,807,746              $ 3,712,827
   2/28/1998                  $ 4,179,989                     $ 4,082,284              $ 3,976,066
   3/31/1998                  $ 4,394,422                     $ 4,291,297              $ 4,172,882
   4/30/1998                  $ 4,463,854                     $ 4,334,639              $ 4,215,028
   5/31/1998                  $ 4,421,447                     $ 4,260,083              $ 4,142,951
   6/30/1998                  $ 4,581,946                     $ 4,433,043              $ 4,339,741
   7/31/1998                  $ 4,539,334                     $ 4,386,053              $ 4,304,589
   8/31/1998                  $ 3,857,526                     $ 3,751,829              $ 3,660,192
   9/30/1998                  $ 4,120,995                     $ 3,992,322              $ 3,842,104
   10/31/1998                 $ 4,466,334                     $ 4,316,897              $ 4,130,261
   11/30/1998                 $ 4,794,163                     $ 4,578,501              $ 4,376,012
   12/31/1998                 $ 5,067,430                     $ 4,842,223              $ 4,666,579
   1/31/1999                  $ 5,235,162                     $ 5,044,628              $ 4,829,909
   2/28/1999                  $ 5,077,060                     $ 4,887,740              $ 4,680,665
   3/31/1999                  $ 5,281,158                     $ 5,083,250              $ 4,868,828
   4/30/1999                  $ 5,552,082                     $ 5,279,971              $ 4,999,313
   5/31/1999                  $ 5,445,482                     $ 5,155,364              $ 4,866,831
   6/30/1999                  $ 5,753,696                     $ 5,441,487              $ 5,138,400
   7/31/1999                  $ 5,561,522                     $ 5,271,712              $ 4,987,845
   8/31/1999                  $ 5,494,228                     $ 5,245,354              $ 4,936,969
   9/30/1999                  $ 5,307,974                     $ 5,101,631              $ 4,803,177
   10/31/1999                 $ 5,570,718                     $ 5,424,564              $ 5,097,612
   11/30/1999                 $ 5,677,676                     $ 5,534,683              $ 5,222,503
   12/31/1999                 $ 5,949,069                     $ 5,860,676              $ 5,569,800
   1/31/2000                  $ 5,651,021                     $ 5,566,470              $ 5,344,780
   2/29/2000                  $ 5,528,394                     $ 5,461,264              $ 5,343,176
   3/31/2000                  $ 6,077,916                     $ 5,995,375              $ 5,807,498
   4/30/2000                  $ 5,844,524                     $ 5,814,915              $ 5,617,593
   5/31/2000                  $ 5,734,062                     $ 5,695,709              $ 5,474,345
   6/30/2000                  $ 5,872,253                     $ 5,835,823              $ 5,674,706
   7/31/2000                  $ 5,780,059                     $ 5,744,784              $ 5,586,180
   8/31/2000                  $ 6,152,873                     $ 6,101,535              $ 5,971,627
   9/30/2000                  $ 5,838,461                     $ 5,779,374              $ 5,653,936
   10/31/2000                 $ 5,823,281                     $ 5,755,101              $ 5,588,350
   11/30/2000                 $ 5,372,559                     $ 5,301,599              $ 5,096,576
   12/31/2000                 $ 5,409,630                     $ 5,327,577              $ 5,158,754
   1/31/2001                  $ 5,647,653                     $ 5,516,706              $ 5,304,746
   2/28/2001                  $ 5,124,681                     $ 5,013,582              $ 4,810,875
   3/31/2001                  $ 4,799,776                     $ 4,695,721              $ 4,515,487
   4/30/2001                  $ 5,205,357                     $ 5,060,579              $ 4,858,664
   5/31/2001                  $ 5,261,054                     $ 5,094,485              $ 4,885,872
   6/30/2001                  $ 5,140,050                     $ 4,970,689              $ 4,755,908
   7/31/2001                  $ 5,103,042                     $ 4,921,976              $ 4,686,948
   8/31/2001                  $ 4,792,777                     $ 4,613,860              $ 4,410,886
   9/30/2001                  $ 4,368,137                     $ 4,241,522              $ 4,076,100
   10/31/2001                 $ 4,452,005                     $ 4,322,535              $ 4,172,296
   11/30/2001                 $ 4,805,494                     $ 4,654,073              $ 4,445,581
   12/31/2001                 $ 4,842,496                     $ 4,695,029              $ 4,495,816
   1/31/2002                  $ 4,733,540                     $ 4,626,482              $ 4,424,783
   2/28/2002                  $ 4,636,976                     $ 4,537,190              $ 4,350,446
   3/31/2002                  $ 4,801,589                     $ 4,707,789              $ 4,498,361
   4/30/2002                  $ 4,492,366                     $ 4,422,497              $ 4,263,097
   5/31/2002                  $ 4,451,935                     $ 4,389,770              $ 4,231,976
   6/30/2002                  $ 4,124,273                     $ 4,077,219              $ 3,939,547
   7/31/2002                  $ 3,801,755                     $ 3,759,196              $ 3,646,839
   8/31/2002                  $ 3,836,351                     $ 3,784,006              $ 3,676,743
   9/30/2002                  $ 3,409,748                     $ 3,372,685              $ 3,319,731
   10/31/2002                 $ 3,689,348                     $ 3,669,481              $ 3,577,674
   11/30/2002                 $ 3,906,281                     $ 3,885,614              $ 3,737,596
   12/31/2002                 $ 3,671,514                     $ 3,657,528              $ 3,540,625
   1/31/2003                  $ 3,573,852                     $ 3,561,701              $ 3,447,860
   2/28/2003                  $ 3,520,244                     $ 3,508,275              $ 3,402,004
   3/31/2003                  $ 3,557,558                     $ 3,542,306              $ 3,430,581
   4/30/2003                  $ 3,852,491                     $ 3,834,192              $ 3,683,414

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/30/97.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from January 30, 1997 to April 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

     JPMORGAN TAX AWARE ENHANCED INCOME FUND
     As of April 30, 2003

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after-tax current income consistent with principal preservation, returned 1.34% (Institutional Shares) for the six-month period ended April 30, 2003. This compares to the 0.68% return from the Fund's benchmark index, the Merrill Lynch 3-Month U.S. Treasury Bill Index.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A: The chief contributor to the Fund's outperformance was our tactical allocation to mortgage-backed securities. Slightly positive was our duration position and our small allocation to investment-grade corporate bonds, which benefited from a general narrowing in credit spreads. We took advantage of a rare drop in municipal prices in high-tax states (such as New York and California), purchasing issues at levels below their in-state advantage.

Q: HOW WAS THE FUND MANAGED?
A: Contradictory economic data and geopolitical anxiety buffeted the financial markets during most of the reporting period. The Federal Reserve Board maintained an accommodative monetary policy, lowering the Federal Funds Rate by 1/2 percent in November. Surprisingly, the fixed income markets paid little attention to disappointing economic data in the first months of 2003, and the decline in bond yields was less dramatic than the data would have justified. In 2002, municipal issuance reached a record $320 billion, as municipalities took advantage of low interest rates to refinance outstanding debt and raise new money. This torrid pace continued into 2003 with $113 billion in new issuance by the end of April, 21% more than during the same period last year. The heavy supply was met with strong demand from retail and institutional investors.

The ratio (the difference in prices) between municipal and taxable securities was volatile during the period. We took advantage of the situation by increasing our allocation to mortgages when municipals were expensive and reducing our position when municipals came under pressure. We shortened our duration position toward the end of 2002, which detracted from performance as Treasuries closed the year with a strong rally. We maintained our short position into January, recouping our losses as Treasury prices fell. We selectively added high-quality California city and local municipality issues to the portfolios because of improved investor sentiment about the state's budget shortfalls.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                        SINCE INCEPTION
                                 1 YEAR       3 YEARS       (4/16/99)
-----------------------------------------------------------------------
Class A Shares
  Without Sales Charge            1.38%         3.60%          3.41%
  With Sales Charge*             (0.10%)        3.08%          3.03%
-----------------------------------------------------------------------
Institutional Shares              1.90%         3.95%          3.73%
-----------------------------------------------------------------------
Select Shares                     1.64%         3.73%          3.50%
-----------------------------------------------------------------------

[CHART]

LIFE OF FUND PERFORMANCE (4/16/99 TO 4/30/03)

                    JPMORGAN TAX AWARE ENHANCED                MERRILL LYNCH 3-MONTH              LIPPER SHORT-INTERMEDIATE
                 INCOME FUND (INSTITUTIONAL SHARES)           U.S. TREASURY BILL INDEX           INVESTMENT GRADE FUNDS INDEX
                 ----------------------------------           ------------------------           ----------------------------
4/16/1999                    $ 3,000,000                             $ 3,000,000                        $ 3,000,000
4/30/1999                    $ 3,003,000                             $ 3,011,400                        $ 3,009,000
5/31/1999                    $ 3,011,408                             $ 3,023,144                        $ 2,991,247
6/30/1999                    $ 3,005,386                             $ 3,035,842                        $ 2,992,443
7/31/1999                    $ 3,015,604                             $ 3,048,289                        $ 2,989,152
8/31/1999                    $ 3,025,857                             $ 3,060,482                        $ 2,992,739
9/30/1999                    $ 3,036,145                             $ 3,074,254                        $ 3,019,673
10/31/1999                   $ 3,046,771                             $ 3,086,244                        $ 3,026,015
11/30/1999                   $ 3,056,826                             $ 3,098,589                        $ 3,032,369
12/31/1999                   $ 3,068,136                             $ 3,112,532                        $ 3,027,821
1/31/2000                    $ 3,063,841                             $ 3,125,916                        $ 3,019,646
2/29/2000                    $ 3,074,564                             $ 3,139,670                        $ 3,041,387
3/31/2000                    $ 3,101,928                             $ 3,155,996                        $ 3,067,239
4/30/2000                    $ 3,096,344                             $ 3,170,830                        $ 3,063,558
5/31/2000                    $ 3,107,801                             $ 3,190,172                        $ 3,069,685
6/30/2000                    $ 3,134,528                             $ 3,203,889                        $ 3,116,651
7/31/2000                    $ 3,146,752                             $ 3,218,307                        $ 3,137,221
8/31/2000                    $ 3,159,339                             $ 3,235,042                        $ 3,170,162
9/30/2000                    $ 3,171,977                             $ 3,252,188                        $ 3,199,011
10/31/2000                   $ 3,185,299                             $ 3,269,099                        $ 3,207,328
11/30/2000                   $ 3,197,722                             $ 3,287,079                        $ 3,244,533
12/31/2000                   $ 3,226,821                             $ 3,305,158                        $ 3,293,526
1/31/2001                    $ 3,239,406                             $ 3,326,972                        $ 3,341,611
2/28/2001                    $ 3,250,420                             $ 3,339,615                        $ 3,371,351
3/31/2001                    $ 3,278,373                             $ 3,354,977                        $ 3,394,614
4/30/2001                    $ 3,273,128                             $ 3,369,739                        $ 3,390,540
5/31/2001                    $ 3,300,622                             $ 3,382,881                        $ 3,408,849
6/30/2001                    $ 3,311,184                             $ 3,392,691                        $ 3,421,462
7/31/2001                    $ 3,321,449                             $ 3,403,887                        $ 3,483,732
8/31/2001                    $ 3,341,045                             $ 3,414,779                        $ 3,512,299
9/30/2001                    $ 3,353,073                             $ 3,429,463                        $ 3,554,798
10/31/2001                   $ 3,364,809                             $ 3,438,380                        $ 3,600,655
11/30/2001                   $ 3,365,145                             $ 3,445,944                        $ 3,566,088
12/31/2001                   $ 3,370,866                             $ 3,451,458                        $ 3,551,111
1/31/2002                    $ 3,387,720                             $ 3,456,635                        $ 3,567,801
2/28/2002                    $ 3,396,867                             $ 3,461,128                        $ 3,593,846
3/31/2002                    $ 3,396,527                             $ 3,466,320                        $ 3,549,282
4/30/2002                    $ 3,412,831                             $ 3,471,866                        $ 3,593,293
5/31/2002                    $ 3,418,974                             $ 3,477,421                        $ 3,621,680
6/30/2002                    $ 3,421,367                             $ 3,482,290                        $ 3,632,908
7/31/2002                    $ 3,424,446                             $ 3,487,513                        $ 3,657,248
8/31/2002                    $ 3,426,844                             $ 3,492,395                        $ 3,699,307
9/30/2002                    $ 3,432,327                             $ 3,497,983                        $ 3,748,877
10/31/2002                   $ 3,431,640                             $ 3,503,230                        $ 3,739,505
11/30/2002                   $ 3,441,249                             $ 3,508,835                        $ 3,739,505
12/31/2002                   $ 3,447,099                             $ 3,513,046                        $ 3,804,572
1/31/2003                    $ 3,459,853                             $ 3,516,559                        $ 3,806,855
2/28/2003                    $ 3,465,043                             $ 3,519,724                        $ 3,851,776
3/31/2003                    $ 3,471,280                             $ 3,523,948                        $ 3,856,398
4/30/2003                    $ 3,478,406                             $ 3,527,119                        $ 3,881,465

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Sales Charge for Class A Shares is 1.50%.

The Fund commenced operations on 4/16/99.

Returns for the Select Shares prior to 5/6/99 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 11/30/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Enhanced Income Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index, and Lipper Short-Intermediate Investment Grade Funds Index from April 16, 1999 to April 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Short-Intermediate Investment Grade Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

                                  (UNAUDITED)

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

     JPMORGAN TAX AWARE LARGE CAP GROWTH FUND
     As of April 30, 2003

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long term capital growth while minimizing capital gain distributions from a portfolio of large cap equity securities, had a total return of 3.65% (Select Shares) during the six months ended April 30, 2003. This compares to the 4.28% return from the Fund's benchmark, the Russell 1000 Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: Undermining performance was an overweight position in the Software & Services sector, and underweight positions in the Retail and Insurance sectors. The Fund's 2% overweight in Software & Services detracted 0.62% from performance, while an underweight position in Retail and Insurance detracted 0.30% and 0.24%, respectively. On a stock-specific level, investments in Automatic Data Processing, Home Depot and AIG negatively affected performance.

The top performing sectors included Pharmaceuticals, Consumer Staples and Capital Markets. These sectors added a total of 1.19% to performance. Excellent stock selection, including Amgen, Mylan Labs, YUM (a quick service restaurant group), Colgate Palmolive, Proctor & Gamble Co., Goldman Sachs and American Express, enhanced returns. The Fund also benefited from not owning Altria Group (formerly Phillip Morris).

Q: HOW WAS THE FUND MANAGED?
A: We continued to barbell the Fund with an overweight position in the technology sector, balanced to some extent by overweights in the Consumer Staples and Pharmaceuticals sectors. Given relatively high unemployment levels and weak consumer confidence numbers, among other factors, we questioned the willingness and/or ability of the consumer to continue to spend. We thus chose to underweight the Consumer Cyclical sector, which underperformed the Russell 1000 Growth Index. We remained fairly well diversified in technology, as news flow remained mixed to negative.

                                  (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                              27.60%
Pharmaceuticals                         24.70%
Consumer Goods & Services               23.80%
Finance & Insurance                     11.60%
Industrial Products & Services           5.50%
Health Services & Systems                3.10%
Energy                                   2.20%
Short-Term Investments                   0.90%
Telecommunications                       0.60%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. MICROSOFT CORP. (7.1%)
 2. GENERAL ELECTRIC CO. (5.5%)
 3. PFIZER, INC. (5.4%)
 4. WAL-MART STORES, INC. (5.2%)
 5. JOHNSON & JOHNSON (3.9%)
 6. INTEL CORP. (3.8%)
 7. AMGEN, INC. (3.0%)
 8. INTERNATIONAL BUSINESS MACHINES CORP. (3.0%)
 9. THE COCA-COLA CO. (2.9%)
10. CISCO SYSTEMS, INC. (2.6%)

TOP 10 EQUITY HOLDINGS COMPRISED 42.4% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($111,194 IN THOUSANDS). AS OF APRIL 30, 2003 THE FUND HELD 53 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------
Select Shares        (12.56%)    (21.69%)    (4.57%)      7.61%

                                  (UNAUDITED)

[CHART]

TEN-YEAR PERFORMANCE (4/30/93 TO 4/30/03)

                       JPMORGAN TAX AWARE
                        LARGE CAP GROWTH        RUSSELL 1000          S&P 500/BARRA        LIPPER LARGE CAP
                      FUND (SELECT SHARES)      GROWTH INDEX          GROWTH INDEX        GROWTH FUNDS INDEX
                      --------------------      ------------          -------------       ------------------
 4/30/1993                 $ 1,000,000           $ 1,000,000          $ 1,000,000             $ 1,000,000
 5/31/1993                 $ 1,021,100           $ 1,035,000          $ 1,035,600             $ 1,037,800
 6/30/1993                 $ 1,005,477           $ 1,025,478          $ 1,026,797             $ 1,046,102
 7/31/1993                 $ 1,003,969           $ 1,007,122          $ 1,005,645             $ 1,038,989
 8/31/1993                 $ 1,037,200           $ 1,048,414          $ 1,042,351             $ 1,082,107
 9/30/1993                 $ 1,037,097           $ 1,040,551          $ 1,026,403             $ 1,098,339
10/31/1993                 $ 1,052,860           $ 1,069,478          $ 1,064,586             $ 1,110,860
11/30/1993                 $ 1,046,859           $ 1,062,420          $ 1,063,840             $ 1,088,420
12/31/1993                 $ 1,072,403           $ 1,080,799          $ 1,071,287             $ 1,122,270
 1/31/1994                 $ 1,104,789           $ 1,105,766          $ 1,094,213             $ 1,163,121
 2/28/1994                 $ 1,084,019           $ 1,085,641          $ 1,074,626             $ 1,144,278
 3/31/1994                 $ 1,033,612           $ 1,033,205          $ 1,024,979             $ 1,088,323
 4/30/1994                 $ 1,035,163           $ 1,038,061          $ 1,029,591             $ 1,093,656
 5/31/1994                 $ 1,058,040           $ 1,053,735          $ 1,046,373             $ 1,100,218
 6/30/1994                 $ 1,034,128           $ 1,022,650          $ 1,024,086             $ 1,059,180
 7/31/1994                 $ 1,060,705           $ 1,057,625          $ 1,056,754             $ 1,089,578
 8/31/1994                 $ 1,097,405           $ 1,116,534          $ 1,113,185             $ 1,145,473
 9/30/1994                 $ 1,069,531           $ 1,101,238          $ 1,097,266             $ 1,118,211
10/31/1994                 $ 1,096,591           $ 1,127,227          $ 1,122,832             $ 1,146,837
11/30/1994                 $ 1,072,575           $ 1,091,156          $ 1,086,004             $ 1,104,519
12/31/1994                 $ 1,098,853           $ 1,109,487          $ 1,104,791             $ 1,113,134
 1/31/1995                 $ 1,124,457           $ 1,133,119          $ 1,132,190             $ 1,121,817
 2/28/1995                 $ 1,175,507           $ 1,180,597          $ 1,176,346             $ 1,160,407
 3/31/1995                 $ 1,206,540           $ 1,215,071          $ 1,213,283             $ 1,193,363
 4/30/1995                 $ 1,224,276           $ 1,241,681          $ 1,244,828             $ 1,225,942
 5/31/1995                 $ 1,257,087           $ 1,285,015          $ 1,289,393             $ 1,266,520
 6/30/1995                 $ 1,296,434           $ 1,334,617          $ 1,338,777             $ 1,331,239
 7/31/1995                 $ 1,333,253           $ 1,390,137          $ 1,381,484             $ 1,403,659
 8/31/1995                 $ 1,349,785           $ 1,391,666          $ 1,376,925             $ 1,411,519
 9/30/1995                 $ 1,396,622           $ 1,455,822          $ 1,444,945             $ 1,463,887
10/31/1995                 $ 1,383,634           $ 1,456,841          $ 1,456,505             $ 1,455,543
11/30/1995                 $ 1,460,149           $ 1,513,512          $ 1,508,939             $ 1,501,392
12/31/1995                 $ 1,463,653           $ 1,522,139          $ 1,525,990             $ 1,501,993
 1/31/1996                 $ 1,489,267           $ 1,573,131          $ 1,584,283             $ 1,546,151
 2/29/1996                 $ 1,511,457           $ 1,601,919          $ 1,598,700             $ 1,580,940
 3/31/1996                 $ 1,520,526           $ 1,604,001          $ 1,591,985             $ 1,581,730
 4/30/1996                 $ 1,536,948           $ 1,646,187          $ 1,623,029             $ 1,619,375
 5/31/1996                 $ 1,555,391           $ 1,703,639          $ 1,682,756             $ 1,667,147
 6/30/1996                 $ 1,559,902           $ 1,706,024          $ 1,703,791             $ 1,652,143
 7/31/1996                 $ 1,461,472           $ 1,606,051          $ 1,625,246             $ 1,563,753
 8/31/1996                 $ 1,494,940           $ 1,647,487          $ 1,649,300             $ 1,610,666
 9/30/1996                 $ 1,578,357           $ 1,767,424          $ 1,763,761             $ 1,722,768
10/31/1996                 $ 1,592,562           $ 1,778,028          $ 1,802,035             $ 1,744,302
11/30/1996                 $ 1,723,471           $ 1,911,558          $ 1,936,647             $ 1,857,159
12/31/1996                 $ 1,675,214           $ 1,874,092          $ 1,891,910             $ 1,811,101
 1/31/1997                 $ 1,715,586           $ 2,005,466          $ 2,040,047             $ 1,925,925
 2/28/1997                 $ 1,696,715           $ 1,991,828          $ 2,057,183             $ 1,898,192
 3/31/1997                 $ 1,635,973           $ 1,884,071          $ 1,959,467             $ 1,801,004
 4/30/1997                 $ 1,747,873           $ 2,009,173          $ 2,117,596             $ 1,899,880
 5/31/1997                 $ 1,879,838           $ 2,154,235          $ 2,243,169             $ 2,028,881
 6/30/1997                 $ 1,972,138           $ 2,240,404          $ 2,356,898             $ 2,113,891
 7/31/1997                 $ 2,168,760           $ 2,438,456          $ 2,543,564             $ 2,315,980
 8/31/1997                 $ 2,054,032           $ 2,295,807          $ 2,374,417             $ 2,189,759
 9/30/1997                 $ 2,155,501           $ 2,408,760          $ 2,495,512             $ 2,310,633
10/31/1997                 $ 2,099,243           $ 2,319,636          $ 2,420,397             $ 2,230,454
11/30/1997                 $ 2,175,655           $ 2,418,221          $ 2,551,825             $ 2,279,970
12/31/1997                 $ 2,225,695           $ 2,445,305          $ 2,583,213             $ 2,310,978
 1/31/1998                 $ 2,257,968           $ 2,518,419          $ 2,670,008             $ 2,351,882
 2/28/1998                 $ 2,448,540           $ 2,707,804          $ 2,855,574             $ 2,531,566
 3/31/1998                 $ 2,552,848           $ 2,815,846          $ 3,003,207             $ 2,649,284
 4/30/1998                 $ 2,629,944           $ 2,854,705          $ 3,028,434             $ 2,693,792
 5/31/1998                 $ 2,554,728           $ 2,773,631          $ 2,967,563             $ 2,633,451
 6/30/1998                 $ 2,708,778           $ 2,943,654          $ 3,179,150             $ 2,784,084
 7/31/1998                 $ 2,680,065           $ 2,924,226          $ 3,177,242             $ 2,782,692
 8/31/1998                 $ 2,299,764           $ 2,485,300          $ 2,763,883             $ 2,328,279
 9/30/1998                 $ 2,488,804           $ 2,676,171          $ 2,948,787             $ 2,497,545
10/31/1998                 $ 2,710,557           $ 2,891,335          $ 3,196,190             $ 2,658,636
11/30/1998                 $ 2,876,443           $ 3,111,366          $ 3,412,572             $ 2,841,284
12/31/1998                 $ 3,135,035           $ 3,392,011          $ 3,672,269             $ 3,153,826
 1/31/1999                 $ 3,359,190           $ 3,591,122          $ 3,896,645             $ 3,358,509
 2/28/1999                 $ 3,243,298           $ 3,427,008          $ 3,743,896             $ 3,220,474
 3/31/1999                 $ 3,449,896           $ 3,607,611          $ 3,925,101             $ 3,403,397
 4/30/1999                 $ 3,499,920           $ 3,612,301          $ 3,917,643             $ 3,414,969
 5/31/1999                 $ 3,389,322           $ 3,501,403          $ 3,803,640             $ 3,301,933
 6/30/1999                 $ 3,642,166           $ 3,746,502          $ 4,075,980             $ 3,531,418
 7/31/1999                 $ 3,573,329           $ 3,627,363          $ 3,947,179             $ 3,420,531
 8/31/1999                 $ 3,628,358           $ 3,686,489          $ 4,002,045             $ 3,421,215
 9/30/1999                 $ 3,602,959           $ 3,609,073          $ 3,934,010             $ 3,386,661
10/31/1999                 $ 3,789,232           $ 3,881,558          $ 4,206,244             $ 3,646,418
11/30/1999                 $ 3,937,770           $ 4,090,773          $ 4,386,271             $ 3,826,551
12/31/1999                 $ 4,305,558           $ 4,516,214          $ 4,710,855             $ 4,251,681
E  1/31/00                 $ 4,088,558           $ 4,304,403          $ 4,397,112             $ 4,081,188
E  2/29/00                 $ 4,327,330           $ 4,514,889          $ 4,489,451             $ 4,295,859
E  3/31/00                 $ 4,570,526           $ 4,838,155          $ 4,904,726             $ 4,597,428
E  4/30/00                 $ 4,335,144           $ 4,607,859          $ 4,661,942             $ 4,241,587
E  5/31/00                 $ 3,969,691           $ 4,375,623          $ 4,471,735             $ 3,997,272
E  6/30/00                 $ 4,338,078           $ 4,707,295          $ 4,832,604             $ 4,261,492
E  7/31/00                 $ 4,210,539           $ 4,511,001          $ 4,617,553             $ 4,174,983
E  8/31/00                 $ 4,516,645           $ 4,919,246          $ 4,884,909             $ 4,536,119
E  9/30/00                 $ 3,952,516           $ 4,453,885          $ 4,408,142             $ 4,190,013
E 10/31/00                 $ 3,754,890           $ 4,243,217          $ 4,293,530             $ 3,968,362
E 11/30/00                 $ 3,310,687           $ 3,617,767          $ 3,837,128             $ 3,435,808
E 12/31/00                 $ 3,241,493           $ 3,503,445          $ 3,670,980             $ 3,414,506
E  1/31/01                 $ 3,403,892           $ 3,745,533          $ 3,775,603             $ 3,513,868
E  2/28/01                 $ 2,937,899           $ 3,109,542          $ 3,331,970             $ 2,969,921
E  3/31/01                 $ 2,662,912           $ 2,771,224          $ 3,031,759             $ 2,661,346
E  4/30/01                 $ 2,978,733           $ 3,121,783          $ 3,302,799             $ 2,947,175
E  5/31/01                 $ 2,940,010           $ 3,075,893          $ 3,310,725             $ 2,924,776
E  6/30/01                 $ 2,898,556           $ 3,004,532          $ 3,265,700             $ 2,840,543
E  7/31/01                 $ 2,852,469           $ 2,929,419          $ 3,257,209             $ 2,738,851
E  8/31/01                 $ 2,643,668           $ 2,689,793          $ 3,038,324             $ 2,530,699
E  9/30/01                 $ 2,375,600           $ 2,421,351          $ 2,834,453             $ 2,276,110
E 10/31/01                 $ 2,504,595           $ 2,548,472          $ 2,938,761             $ 2,370,569
E 11/30/01                 $ 2,666,392           $ 2,793,380          $ 3,199,135             $ 2,587,713
E 12/31/01                 $ 2,672,525           $ 2,788,073          $ 3,203,933             $ 2,599,616
E  1/31/02                 $ 2,648,205           $ 2,738,724          $ 3,198,807             $ 2,540,865
E  2/28/02                 $ 2,572,466           $ 2,625,067          $ 3,104,442             $ 2,435,673
E  3/31/02                 $ 2,619,285           $ 2,715,894          $ 3,178,328             $ 2,533,587
E  4/30/02                 $ 2,380,930           $ 2,494,277          $ 2,950,760             $ 2,364,850
E  5/31/02                 $ 2,341,645           $ 2,433,916          $ 2,893,515             $ 2,321,810
E  6/30/02                 $ 2,123,872           $ 2,208,779          $ 2,661,455             $ 2,132,815
E  7/31/02                 $ 2,024,687           $ 2,087,296          $ 2,533,705             $ 1,972,214
E  8/31/02                 $ 2,043,921           $ 2,093,558          $ 2,549,668             $ 1,983,061
E  9/30/02                 $ 1,819,908           $ 1,876,456          $ 2,285,777             $ 1,790,902
E 10/31/02                 $ 2,008,632           $ 2,048,527          $ 2,497,211             $ 1,928,802
E 11/30/02                 $ 2,111,876           $ 2,159,762          $ 2,618,326             $ 2,008,654
E 12/31/02                 $ 1,950,106           $ 2,010,522          $ 2,448,135             $ 1,868,651
E  1/31/03                 $ 1,897,648           $ 1,961,667          $ 2,386,687             $ 1,825,485
E  2/28/03                 $ 1,893,094           $ 1,952,643          $ 2,379,527             $ 1,805,953
E  3/31/03                 $ 1,941,557           $ 1,988,962          $ 2,427,831             $ 1,839,904
E  4/30/03                 $ 2,081,548           $ 2,135,946          $ 2,590,496             $ 1,974,585

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware Large Cap Growth Fund, Russell 1000 Growth Index, S&P 500/BARRA Growth Index, and Lipper Large-Cap Growth Funds Index from April 30, 1993 to April 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500/BARRA Growth Index contains large U.S. companies with high price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

     JPMORGAN TAX AWARE LARGE CAP VALUE FUND
     As of April 30, 2003

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Tax Aware Large Cap Value Fund, which seeks to provide income and capital appreciation while minimizing taxable capital gain distributions through a portfolio of large cap equity securities, returned 2.00% (Select Shares) during the six months ended April 30, 2003. This compares to a return of 5.25% from the Fund's benchmark, the Russell 1000 Value Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: Aiding performance were positions in the Media, Industrial Cyclical and Finance sectors, while sector positions in Retail, Capital Markets and Energy detracted from six-month results. This was particularly true of the energy sector, where the Fund's position in Baker Hughes declined on disappointing first-quarter 2003 earnings and a position in GlobalSantafe (GSF) declined on concerns about the company's North Sea exposure. Other stocks that detracted from performance included Altria (formerly Philip Morris), which fell 23% year-to-date through April on concerns about pending litigation and increasing competition from discount cigarettes. Altria was once one of our best performers, but in recent months, we have been aggressively reducing our position in it, primarily due to competitive concerns. Other detractors included Jones Apparel and DTE (Detroit Edison). Jones declined on concerns that a licensing dispute could lead to higher royalty costs and/or the loss of one of the company's most profitable product lines. DTE, a top performer in 2002, suffered from a downgrade by an influential analyst, who cited regulatory issues that might limit the magnitude of the company's cost recovery efforts. Helping performance were investments in American Electric Power, Liberty Media, Fannie Mae, Caterpillar and CIT.

Q: HOW WAS THE FUND MANAGED?
A: We continued to pursue a strategy that focuses on higher quality companies, avoiding "low quality" stocks hit hard in recent years by liquidity issues, agency downgrades, etc. Examples of the latter include companies in the Wireless Communications, Networking, Telecommunications Equipment and Merchant Energy sectors. We currently favor high quality and defensive names that tend to outperform in a weak economy, such as those in the Consumer Staples, Utilities, and Discount Retail sectors. Unfortunately, in early March both "deep value" and economically sensitive stocks staged major rallies, outperforming their higher quality counterparts, as investors bet on an impending strong economic recovery. During this period, our high-quality, defensive positioning hurt our relative returns.

                                  (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                     32.00%
Consumer Goods & Services               17.60%
Industrial Products & Services          12.50%
Energy                                  12.20%
Utilities                                6.50%
Telecommunications                       5.50%
Technology                               4.80%
Pharmaceuticals                          3.10%
REITs                                    2.40%
Autos & Transportation                   1.70%
Health Services & Systems                1.10%
Short-Term Investments                   0.60%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. EXXON MOBIL CORP. (5.5%)
 2. CITIGROUP, INC. (5.4%)
 3. VERIZON COMMUNICATIONS, INC. (3.6%)
 4. THE ALLSTATE CORP. (3.5%)
 5. AMBAC FINANCIAL GROUP, INC. (3.2%)
 6. FANNIE MAE (2.9%)
 7. PROCTER & GAMBLE CO. (2.9%)
 8. PRAXAIR INC. (2.8%)
 9. DTE ENERGY CO. (2.7%)
10. WACHOVIA CORP. (2.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 35.2% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($113,074 IN THOUSANDS). AS OF APRIL 30, 2003 THE FUND HELD 50 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                        1 YEAR       3 YEARS        5 YEARS      10 YEARS
------------------------------------------------------------------------
Select Shares          (14.06%)      (11.20%)       (5.15%)        6.16%

                                  (UNAUDITED)

[CHART]

TEN-YEAR PERFORMANCE (4/30/93 TO 4/30/03)

                 JPMORGAN TAX AWARE
                  LARGE CAP VALUE             RUSSELL 1000                            LIPPER EQUITY
                FUND (SELECT SHARES)          VALUE INDEX        S&P 500 INDEX      INCOME FUNDS INDEX
                --------------------          -----------        -------------      ------------------
 4/30/1993          $ 1,000,000               $ 1,000,000         $ 1,000,000          $ 1,000,000
 5/31/1993          $ 1,039,500               $ 1,020,100         $ 1,026,800          $ 1,015,300
 6/30/1993          $ 1,046,153               $ 1,042,644         $ 1,029,778          $ 1,026,265
 7/31/1993          $ 1,034,645               $ 1,054,322         $ 1,025,659          $ 1,034,578
 8/31/1993          $ 1,072,720               $ 1,092,383         $ 1,064,531          $ 1,069,547
 9/30/1993          $ 1,086,451               $ 1,094,131         $ 1,056,334          $ 1,070,402
10/31/1993          $ 1,087,863               $ 1,093,365         $ 1,078,200          $ 1,083,568
11/30/1993          $ 1,056,098               $ 1,070,841         $ 1,067,957          $ 1,064,498
12/31/1993          $ 1,074,263               $ 1,091,187         $ 1,080,880          $ 1,083,658
 1/31/1994          $ 1,105,309               $ 1,132,434         $ 1,117,630          $ 1,117,469
 2/28/1994          $ 1,082,650               $ 1,093,705         $ 1,087,342          $ 1,089,755
 3/31/1994          $ 1,031,441               $ 1,053,019         $ 1,039,934          $ 1,046,165
 4/30/1994          $ 1,040,311               $ 1,073,237         $ 1,053,245          $ 1,059,870
 5/31/1994          $ 1,051,338               $ 1,085,579         $ 1,070,518          $ 1,071,952
 6/30/1994          $ 1,028,419               $ 1,059,526         $ 1,044,290          $ 1,056,195
 7/31/1994          $ 1,054,849               $ 1,092,477         $ 1,078,543          $ 1,085,979
 8/30/1994          $ 1,091,558               $ 1,123,831         $ 1,122,763          $ 1,122,143
 9/30/1994          $ 1,065,252               $ 1,056,207         $ 1,052,119          $ 1,065,454
10/31/1994          $ 1,074,413               $ 1,139,452         $ 1,148,026          $ 1,128,202
11/30/1994          $ 1,027,783               $ 1,093,418         $ 1,106,237          $ 1,086,007
12/31/1994          $ 1,035,800               $ 1,105,993         $ 1,122,610          $ 1,094,370
 1/31/1995          $ 1,039,322               $ 1,140,057         $ 1,151,685          $ 1,113,959
 2/28/1995          $ 1,091,184               $ 1,185,089         $ 1,196,601          $ 1,149,828
 3/31/1995          $ 1,125,556               $ 1,211,043         $ 1,231,901          $ 1,176,964
 4/30/1995          $ 1,154,708               $ 1,249,312         $ 1,268,242          $ 1,205,211
 5/31/1995          $ 1,199,973               $ 1,301,908         $ 1,318,972          $ 1,242,211
 6/30/1995          $ 1,236,212               $ 1,319,484         $ 1,349,572          $ 1,258,733
 7/31/1995          $ 1,293,078               $ 1,365,402         $ 1,394,377          $ 1,293,222
 8/31/1995          $ 1,302,517               $ 1,384,654         $ 1,397,863          $ 1,309,129
 9/30/1995          $ 1,323,227               $ 1,434,778         $ 1,456,853          $ 1,349,843
10/31/1995          $ 1,298,350               $ 1,420,574         $ 1,451,609          $ 1,330,675
11/30/1995          $ 1,356,387               $ 1,492,597         $ 1,515,334          $ 1,386,696
12/31/1995          $ 1,373,341               $ 1,530,061         $ 1,544,580          $ 1,420,948
 1/31/1996          $ 1,420,172               $ 1,577,799         $ 1,597,096          $ 1,453,487
 2/28/1996          $ 1,440,055               $ 1,589,790         $ 1,611,949          $ 1,464,098
 3/31/1996          $ 1,467,848               $ 1,616,817         $ 1,627,424          $ 1,482,545
 4/30/1996          $ 1,473,572               $ 1,622,961         $ 1,651,347          $ 1,496,185
 5/31/1996          $ 1,492,729               $ 1,643,248         $ 1,693,951          $ 1,518,328
 6/30/1996          $ 1,500,939               $ 1,644,562         $ 1,700,388          $ 1,520,606
 7/31/1996          $ 1,453,509               $ 1,582,398         $ 1,625,231          $ 1,470,882
 8/31/1996          $ 1,490,283               $ 1,627,654         $ 1,659,524          $ 1,504,124
 9/30/1996          $ 1,548,255               $ 1,692,435         $ 1,752,955          $ 1,559,476
10/31/1996          $ 1,592,690               $ 1,757,932         $ 1,801,336          $ 1,596,279
11/30/1996          $ 1,692,552               $ 1,885,382         $ 1,937,517          $ 1,687,427
12/31/1996          $ 1,682,227               $ 1,861,250         $ 1,899,155          $ 1,676,627
 1/31/1997          $ 1,773,236               $ 1,951,520         $ 2,017,852          $ 1,737,992
 2/28/1997          $ 1,794,160               $ 1,980,207         $ 2,033,591          $ 1,761,976
 3/31/1997          $ 1,734,414               $ 1,908,920         $ 1,950,010          $ 1,704,888
 4/30/1997          $ 1,791,823               $ 1,989,095         $ 2,066,426          $ 1,755,694
 5/31/1997          $ 1,889,657               $ 2,100,285         $ 2,192,271          $ 1,856,822
 6/30/1997          $ 1,972,991               $ 2,190,387         $ 2,290,485          $ 1,927,010
 7/31/1997          $ 2,077,362               $ 2,355,104         $ 2,472,808          $ 2,043,016
 8/31/1997          $ 2,005,485               $ 2,271,263         $ 2,334,331          $ 1,977,639
 9/30/1997          $ 2,127,419               $ 2,408,447         $ 2,462,252          $ 2,077,906
10/31/1997          $ 2,082,105               $ 2,341,251         $ 2,380,013          $ 2,017,023
11/30/1997          $ 2,152,063               $ 2,444,735         $ 2,490,207          $ 2,083,988
12/31/1997          $ 2,208,232               $ 2,516,121         $ 2,533,039          $ 2,132,128
 1/31/1998          $ 2,200,062               $ 2,480,392         $ 2,561,155          $ 2,131,275
 2/28/1998          $ 2,272,224               $ 2,647,322         $ 2,745,815          $ 2,246,364
 3/31/1998          $ 2,391,970               $ 2,809,338         $ 2,886,401          $ 2,348,125
 4/30/1998          $ 2,367,094               $ 2,828,161         $ 2,915,553          $ 2,346,950
 5/31/1998          $ 2,344,369               $ 2,786,304         $ 2,865,406          $ 2,318,083
 6/30/1998          $ 2,352,106               $ 2,821,969         $ 2,981,741          $ 2,336,859
 7/31/1998          $ 2,276,839               $ 2,772,302         $ 2,950,135          $ 2,276,568
 8/31/1998          $ 1,976,751               $ 2,359,784         $ 2,523,545          $ 2,002,014
 9/30/1998          $ 2,114,135               $ 2,495,235         $ 2,685,304          $ 2,104,918
10/31/1998          $ 2,240,561               $ 2,688,616         $ 2,903,620          $ 2,229,319
11/30/1998          $ 2,324,582               $ 2,813,906         $ 3,079,579          $ 2,323,619
12/31/1998          $ 2,470,333               $ 2,909,578         $ 3,256,963          $ 2,383,103
 1/31/1999          $ 2,488,613               $ 2,932,855         $ 3,393,104          $ 2,380,005
 2/28/1999          $ 2,415,697               $ 2,891,502         $ 3,287,578          $ 2,335,975
 3/31/1999          $ 2,435,747               $ 2,951,356         $ 3,419,081          $ 2,385,264
 4/30/1999          $ 2,580,918               $ 3,227,012         $ 3,551,400          $ 2,554,618
 5/31/1999          $ 2,528,267               $ 3,191,515         $ 3,467,587          $ 2,518,853
 6/30/1999          $ 2,611,194               $ 3,284,069         $ 3,660,038          $ 2,598,197
 7/31/1999          $ 2,533,642               $ 3,187,846         $ 3,545,845          $ 2,532,463
 8/31/1999          $ 2,443,951               $ 3,069,577         $ 3,528,116          $ 2,473,456
 9/30/1999          $ 2,383,341               $ 2,962,142         $ 3,431,445          $ 2,385,896
10/31/1999          $ 2,423,619               $ 3,132,761         $ 3,648,656          $ 2,466,301
11/30/1999          $ 2,452,703               $ 3,108,326         $ 3,722,723          $ 2,452,490
12/31/1999          $ 2,533,397               $ 3,123,245         $ 3,941,992          $ 2,482,900
E  1/31/00          $ 2,468,288               $ 3,021,428         $ 3,744,104          $ 2,388,798
E  2/28/00          $ 2,404,853               $ 2,796,936         $ 3,673,340          $ 2,254,309
E  3/31/00          $ 2,627,062               $ 3,138,162         $ 4,032,593          $ 2,462,833
E  4/30/00          $ 2,595,012               $ 3,101,759         $ 3,911,212          $ 2,444,115
E  5/31/00          $ 2,549,859               $ 3,134,328         $ 3,831,032          $ 2,481,021
E  6/30/00          $ 2,600,091               $ 2,991,089         $ 3,925,275          $ 2,427,679
E  7/31/00          $ 2,560,309               $ 3,028,477         $ 3,864,041          $ 2,441,760
E  8/31/00          $ 2,698,822               $ 3,196,861         $ 4,103,998          $ 2,584,847
E  9/30/00          $ 2,567,929               $ 3,226,272         $ 3,887,307          $ 2,579,160
E 10/31/00          $ 2,577,174               $ 3,305,638         $ 3,870,980          $ 2,633,323
E 11/30/00          $ 2,441,614               $ 3,182,999         $ 3,565,947          $ 2,540,630
E 12/31/00          $ 2,474,820               $ 3,342,467         $ 3,583,420          $ 2,667,915
E  1/31/01          $ 2,472,098               $ 3,355,503         $ 3,710,632          $ 2,690,059
E  2/28/01          $ 2,300,782               $ 3,262,220         $ 3,372,222          $ 2,600,211
E  3/31/01          $ 2,174,699               $ 3,147,063         $ 3,158,423          $ 2,505,043
E  4/30/01          $ 2,333,669               $ 3,301,270         $ 3,403,833          $ 2,635,055
E  5/31/01          $ 2,339,737               $ 3,375,548         $ 3,426,638          $ 2,680,905
E  6/30/01          $ 2,255,506               $ 3,300,611         $ 3,343,371          $ 2,614,419
E  7/31/01          $ 2,262,950               $ 3,293,680         $ 3,310,606          $ 2,611,543
E  8/31/01          $ 2,126,267               $ 3,161,603         $ 3,103,362          $ 2,525,362
E  9/30/01          $ 1,996,565               $ 2,939,026         $ 2,852,921          $ 2,351,364
E 10/31/01          $ 2,024,717               $ 2,913,751         $ 2,907,411          $ 2,363,356
E 11/30/01          $ 2,153,286               $ 3,083,040         $ 3,130,410          $ 2,485,306
E 12/31/01          $ 2,170,512               $ 3,155,799         $ 3,157,958          $ 2,529,047
E  1/31/02          $ 2,142,947               $ 3,131,500         $ 3,111,851          $ 2,504,262
E  2/28/02          $ 2,141,447               $ 3,136,510         $ 3,051,793          $ 2,508,019
E  3/31/02          $ 2,227,961               $ 3,284,867         $ 3,166,540          $ 2,603,073
E  4/30/02          $ 2,114,335               $ 3,172,196         $ 2,974,648          $ 2,514,308
E  5/31/02          $ 2,132,096               $ 3,188,057         $ 2,952,635          $ 2,516,571
E  6/30/02          $ 1,993,936               $ 3,005,063         $ 2,742,408          $ 2,358,782
E  7/31/02          $ 1,843,394               $ 2,725,592         $ 2,528,500          $ 2,169,372
E  8/31/02          $ 1,871,413               $ 2,746,306         $ 2,545,188          $ 2,185,425
E  9/30/02          $ 1,663,312               $ 2,440,917         $ 2,268,526          $ 1,957,922
E 10/31/02          $ 1,781,574               $ 2,621,789         $ 2,468,156          $ 2,076,572
E 11/30/02          $ 1,866,555               $ 2,786,962         $ 2,613,531          $ 2,195,767
E 12/31/02          $ 1,801,972               $ 2,666,007         $ 2,460,116          $ 2,113,646
E  1/31/03          $ 1,734,038               $ 2,601,490         $ 2,395,661          $ 2,054,886
E  2/28/03          $ 1,684,964               $ 2,532,030         $ 2,359,726          $ 2,004,131
E  3/31/03          $ 1,684,122               $ 2,536,335         $ 2,382,616          $ 2,006,936
E  4/30/03          $ 1,817,588               $ 2,759,532         $ 2,578,943          $ 2,160,668

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware Large Cap Value Fund, Russell 1000 Value Index, S&P 500 Index, and Lipper Equity Income Funds Index from April 30, 1993, to April 30, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

     JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND
     As of April 30, 2003

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Tax Aware Short-Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities, returned 1.52% (Institutional Shares) from its inception on December 20, 2002 through April 30, 2003. This compares to the 1.03% return from the Fund's benchmark index, the Lehman 1-5 Year Municipal Bond Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: The chief contributor to the Fund's outperformance was our tactical allocation to mortgage-backed securities. Slightly positive was our duration position and our small allocation to investment-grade corporate bonds, which benefited from a general narrowing in credit spreads. A flattening in the five- to 10-year part of yield curve enhanced performance. We also took advantage of a rare drop in municipal prices in high-tax states (such as New York and California), purchasing issues at levels below their in-state advantage.

Q: HOW WAS THE FUND MANAGED?
A: Contradictory economic data and geopolitical anxiety buffeted the financial markets during most of the reporting period. The Federal Reserve Board maintained an accommodative monetary policy, lowering the Federal Funds Rate by 1/2 percent in November. Surprisingly, the fixed income markets paid little attention to disappointing economic data in the first months of 2003, and the decline in bond yields was less dramatic than the data would have justified.

In 2002, municipal issuance reached a record $320 billion, as municipalities took advantage of low interest rates to refinance outstanding debt and raise new money. This torrid pace continued into 2003 with $113 billion in new issuance by the end of April, 21% more than during the same period last year. The heavy supply was met with strong demand from retail and institutional investors.

The ratio (the difference in prices) between municipal and taxable securities was volatile during the period. We took advantage of the situation by increasing our allocation to mortgages when municipals were expensive and reducing our position when municipals came under pressure. Our shorter-duration position detracted from performance as Treasuries closed 2002 with a strong rally. However, we recouped our losses when Treasury prices fell. We selectively added high-quality California city and local municipality issues to the portfolios because of improved investor sentiment about the state's budget shortfalls.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                          SINCE INCEPTION
                                            (12/20/02)
---------------------------------------------------------
Institutional Shares                           1.52%
---------------------------------------------------------
Select Shares                                  1.47%
---------------------------------------------------------

                                  (UNAUDITED)

     JPMORGAN TAX AWARE U.S. EQUITY FUND
     As of April 30, 2003

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities, rose 3.57% (Select Shares) in the six months ended April 30, 2003. This compares with a rise of 4.48% for the S&P 500 Index.

Q. WHY DID THE FUND PERFORM THIS WAY?
A: U.S. equities rose during the six months ended April 30, 2003, spurred on chiefly by relief that the war in Iraq was over quickly. While the Fund appreciated in value, its rise did not match that of the S&P 500 Index due to the weak performance of some holdings, and the above-average appreciation of certain stocks that the Fund did not own.

There was strong performance from stocks in the Pharmaceutical sector. In particular, biotechnology holdings performed well as investors' risk appetites grew. Biotechnology stocks Amgen and MedImmune both rose more than 30% in price. Additionally, pharmaceutical company Wyeth performed well, with strong first-quarter results helping it to recover in investors' perceptions from the contentious withdrawal of its hormone replacement therapy treatment in the summer of 2002.

One of the strongest individual names held was Danaher, the industrial group, which reported record first-quarter results. Another outstanding holding was Capital One Finance, the credit card issuer, which rose by over 30% as sentiment improved from the lows of last year, assisted by strong fourth-quarter earnings.

From a negative perspective, several individual names stood out. One of the biggest detractors from performance was Jones Apparel, which may lose a contract for the manufacture of Ralph Lauren garments. AMBAC Financial performed poorly in reaction to worries about municipal government credit quality. Meanwhile, Coca-Cola slid with worries about overseas anti-American sentiment damaging sales.

The Fund also suffered from not owning expensively valued stocks such as Ebay, EMC and Yahoo, which performed exceptionally well during the period.

Q. HOW WAS THE FUND MANAGED?
A: Although the Fund has an objective of minimizing capital gains distributions, this did not constrain portfolio trading because it has considerable losses following the bear market of the last few years. Additionally, the Fund merged with the JPMorgan Select Large Cap Equity Fund during the period, but this did not lead to significant trades because both funds had similar portfolios.

                                  (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services             23.60%
Finance & Insurance                   20.10%
Technology                            14.50%
Industrial Products & Services        13.10%
Pharmaceuticals                       11.80%
Energy                                 7.50%
Telecommunications                     3.10%
Utilities                              2.40%
Short-Term Investments                 2.00%
Health Services & Systems              1.90%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. EXXON MOBIL CORP. (3.8%)
 2. GENERAL ELECTRIC CO. (3.8%)
 3. MICROSOFT CORP. (3.8%)
 4. CITIGROUP, INC. (3.7%)
 5. PFIZER, INC. (3.3%)
 6. WAL-MART STORES, INC. (3.1%)
 7. PROCTER & GAMBLE CO. (2.6%)
 8. INTERNATIONAL BUSINESS MACHINES CORP. (2.5%)
 9. FANNIE MAE (2.3%)
10. JOHNSON & JOHNSON (2.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 30.9% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($175,854 IN THOUSANDS). AS OF APRIL 30, 2003 THE FUND HELD 79 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                              SINCE
                                                            INCEPTION
                           1 YEAR      3 YEAR      5 YEAR   (12/18/96)
----------------------------------------------------------------------
Class A Shares
  Without Sales Charge    (13.17%)    (12.61%)     (2.13%)     5.10%
  With Sales Charge*      (18.18%)    (14.32%)     (3.28%)     4.12%
----------------------------------------------------------------------
Class B Shares
  Without CDSC            (13.58%)    (13.06%)     (2.43%)     4.84%
  With CDSC**             (17.90%)    (13.93%)     (2.81%)     4.84%
----------------------------------------------------------------------
Class C Shares
  Without CDSC            (13.59%)    (13.08%)     (2.44%)     4.83%
  With CDSC***            (14.45%)    (13.08%)     (2.44%)     4.83%
----------------------------------------------------------------------
Institutional Shares      (12.83%)    (12.58%)     (2.10%)     5.12%
----------------------------------------------------------------------
Select Shares             (12.89%)    (12.55%)     (2.08%)     5.13%
----------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                  (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (12/18/96 TO 4/30/03)

                  JPMORGAN TAX AWARE U.S.
                EQUITY FUND (SELECT SHARES)       S&P 500 INDEX             LIPPER LARGE-CAP CORE INDEX
                ---------------------------       -------------             ---------------------------
    12/18/1996          $ 1,000,000                $ 1,000,000                       $ 1,000,000
    12/31/1996          $ 1,011,100                $   980,200                       $   981,600
    1/31/1997           $ 1,082,180                $ 1,041,463                       $ 1,035,294
    2/28/1997           $ 1,085,210                $ 1,049,586                       $ 1,034,051
    3/31/1997           $ 1,042,128                $ 1,006,448                       $   989,794
    4/30/1997           $ 1,090,170                $ 1,066,533                       $ 1,044,628
    5/31/1997           $ 1,157,215                $ 1,131,485                       $ 1,108,037
    6/30/1997           $ 1,202,231                $ 1,182,175                       $ 1,156,126
    7/31/1997           $ 1,321,372                $ 1,276,276                       $ 1,247,460
    8/31/1997           $ 1,257,285                $ 1,204,805                       $ 1,183,964
    9/30/1997           $ 1,311,349                $ 1,270,828                       $ 1,244,939
    10/31/1997          $ 1,258,239                $ 1,228,383                       $ 1,206,594
    11/30/1997          $ 1,304,290                $ 1,285,257                       $ 1,246,050
    12/31/1997          $ 1,317,464                $ 1,307,363                       $ 1,268,728
    1/31/1998           $ 1,338,543                $ 1,321,875                       $ 1,281,289
    2/28/1998           $ 1,427,021                $ 1,417,182                       $ 1,372,132
    3/31/1998           $ 1,495,375                $ 1,489,742                       $ 1,440,052
    4/30/1998           $ 1,527,526                $ 1,504,788                       $ 1,454,597
    5/31/1998           $ 1,505,377                $ 1,478,906                       $ 1,429,723
    6/30/1998           $ 1,558,667                $ 1,538,949                       $ 1,497,635
    7/31/1998           $ 1,544,483                $ 1,522,636                       $ 1,485,504
    8/31/1998           $ 1,326,865                $ 1,302,463                       $ 1,263,124
    9/30/1998           $ 1,420,542                $ 1,385,951                       $ 1,325,902
    10/31/1998          $ 1,532,339                $ 1,498,629                       $ 1,425,344
    11/30/1998          $ 1,641,288                $ 1,589,446                       $ 1,510,152
    12/31/1998          $ 1,727,784                $ 1,680,998                       $ 1,610,426
    1/31/1999           $ 1,783,419                $ 1,751,264                       $ 1,666,791
    2/28/1999           $ 1,720,821                $ 1,696,799                       $ 1,615,287
    3/31/1999           $ 1,801,699                $ 1,764,671                       $ 1,680,222
    4/30/1999           $ 1,889,622                $ 1,832,964                       $ 1,725,252
    5/31/1999           $ 1,842,004                $ 1,789,706                       $ 1,679,533
    6/30/1999           $ 1,949,208                $ 1,889,035                       $ 1,773,251
    7/31/1999           $ 1,884,495                $ 1,830,097                       $ 1,721,294
    8/31/1999           $ 1,858,112                $ 1,820,946                       $ 1,703,737
    9/30/1999           $ 1,801,439                $ 1,771,053                       $ 1,657,566
    10/31/1999          $ 1,900,699                $ 1,883,160                       $ 1,759,175
    11/30/1999          $ 1,952,398                $ 1,921,388                       $ 1,802,275
    12/31/1999          $ 2,044,160                $ 2,034,558                       $ 1,922,126
    1/31/2000           $ 2,007,570                $ 1,932,423                       $ 1,844,472
    2/29/2000           $ 1,997,331                $ 1,895,900                       $ 1,843,919
    3/31/2000           $ 2,180,287                $ 2,081,320                       $ 2,004,155
    4/30/2000           $ 2,055,356                $ 2,018,672                       $ 1,938,619
    5/31/2000           $ 1,992,257                $ 1,977,289                       $ 1,889,184
    6/30/2000           $ 2,045,052                $ 2,025,930                       $ 1,958,329
    7/31/2000           $ 2,055,277                $ 1,994,326                       $ 1,927,779
    8/31/2000           $ 2,174,483                $ 2,118,173                       $ 2,060,795
    9/30/2000           $ 2,086,851                $ 2,006,334                       $ 1,951,161
    10/31/2000          $ 2,089,982                $ 1,997,907                       $ 1,928,528
    11/30/2000          $ 1,935,114                $ 1,840,472                       $ 1,758,817
    12/31/2000          $ 1,938,791                $ 1,849,491                       $ 1,780,275
    1/31/2001           $ 2,005,097                $ 1,915,147                       $ 1,830,657
    2/28/2001           $ 1,813,210                $ 1,740,486                       $ 1,660,222
    3/31/2001           $ 1,686,647                $ 1,630,139                       $ 1,558,285
    4/30/2001           $ 1,818,375                $ 1,756,801                       $ 1,676,714
    5/31/2001           $ 1,833,649                $ 1,768,572                       $ 1,686,104
    6/30/2001           $ 1,788,725                $ 1,725,595                       $ 1,641,254
    7/31/2001           $ 1,777,456                $ 1,708,684                       $ 1,617,455
    8/31/2001           $ 1,676,318                $ 1,601,721                       $ 1,522,187
    9/30/2001           $ 1,559,814                $ 1,472,462                       $ 1,406,653
    10/31/2001          $ 1,593,506                $ 1,500,586                       $ 1,439,850
    11/30/2001          $ 1,717,162                $ 1,615,681                       $ 1,534,161
    12/31/2001          $ 1,731,930                $ 1,629,899                       $ 1,551,497
    1/31/2002           $ 1,674,430                $ 1,606,102                       $ 1,526,983
    2/28/2002           $ 1,634,411                $ 1,575,105                       $ 1,501,330
    3/31/2002           $ 1,701,258                $ 1,634,329                       $ 1,552,375
    4/30/2002           $ 1,578,087                $ 1,535,288                       $ 1,469,788
    5/31/2002           $ 1,576,036                $ 1,523,927                       $ 1,459,059
    6/30/2002           $ 1,466,186                $ 1,415,423                       $ 1,358,238
    7/31/2002           $ 1,358,275                $ 1,305,020                       $ 1,257,321
    8/31/2002           $ 1,374,710                $ 1,313,634                       $ 1,267,631
    9/30/2002           $ 1,222,255                $ 1,170,842                       $ 1,144,544
    10/31/2002          $ 1,327,368                $ 1,273,876                       $ 1,233,475
    11/30/2002          $ 1,399,445                $ 1,348,907                       $ 1,288,611
    12/31/2002          $ 1,322,335                $ 1,269,726                       $ 1,220,702
    1/31/2003           $ 1,282,004                $ 1,236,459                       $ 1,188,719
    2/28/2003           $ 1,264,441                $ 1,217,912                       $ 1,172,909
    3/31/2003           $ 1,272,154                $ 1,229,726                       $ 1,182,762
    4/30/2003           $ 1,375,289                $ 1,331,056                       $ 1,269,931

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/18/96.

Returns for the Institutional Shares prior to 9/15/00 (offering date of the Institutional Shares) are calculated using the historical expenses of the Select Shares, which are higher than the expenses of the Institutional Shares.

Returns for the Class A, B, and C Shares prior to 4/16/01 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from December 18, 1996 to April 30, 2003. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

     JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
     Portfolio of Investments

As of April 30, 2003 (unaudited)
(Amounts in thousands)

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- 100%
---------------------------------------------------------------------------------

            COMMON STOCKS -- 99.0%
             Australia -- 3.2%
       79    Alumina LTD                                             $        216
       89    Commonwealth Bank of Australia                                 1,512
      308    Foster's Group LTD                                               863
      338    Southern Pacific Petroleum NL *                                   46
      488    WMC Resources LTD *                                            1,221
                                                                     ------------
                                                                            3,858

             Belgium -- 1.0%
       54    Interbrew SA                                                   1,208

             Finland -- 2.4%
      170    Nokia OYJ                                                      2,882

             France -- 12.0%
       71    BNP Paribas                                                    3,352
       44    France Telecom                                                 1,005
       10    Lafarge SA                                                       684
       26    Pechiney SA, A Shares                                            743
       27    Sanofi-Synthelabo SA                                           1,601
       12    Technip-Coflexip SA                                            1,022
       19    Thales SA                                                        498
       21    Total Fina Elf SA                                              2,791
       19    Valeo SA                                                         538
       94    Veolia Environnement                                           2,022
                                                                     ------------
                                                                           14,256

             Germany -- 3.4%
        5    Adidas-Salomon AG                                                390
       22    Bayerische Motoren Werke AG                                      736
       10    DaimlerChrysler AG                                               332
       27    Deutsche Telekom AG                                              356
       20    E.ON AG                                                          971
       27    Schering AG                                                    1,219
                                                                     ------------
                                                                            4,004

             Hong Kong -- 2.5%
      149    CLP Holdings LTD                                                 609
      489    CNOOC LTD                                                        643
       43    Sun Hung Kai Properties LTD                                      202
      889    Wharf Holdings LTD                                             1,556
                                                                     ------------
                                                                            3,010

             India -- 2.3%
       38    Ranbaxy Laboratories LTD, GDR                                    591
      190    Reliance Industries LTD, GDR, #                                2,211
                                                                     ------------
                                                                            2,802

             Italy -- 3.1%
       59    ENI-Ente Nazionale Idrocarburi SPA                               837
      652    UniCredito Italiano SPA                                        2,854
                                                                     ------------
                                                                            3,691

             Japan -- 14.9%
       28    Aeon Co., LTD                                                    643

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Japan -- Continued
       20    Aiful Corp.                                             $        761
       94    Chugai Pharmaceutical Co., LTD                                   983
      125    Daiwa Securities Group, Inc.                                     492
       60    Fast Retailing Co., LTD                                        1,743
      430    Fujitsu LTD                                                    1,201
       56    Honda Motor Co., LTD                                           1,858
      124    JFE Holdings, Inc.                                             1,488
       22    Kyocera Corp.                                                  1,092
       95    Matsushita Electric Industrial Co., LTD                          757
      317    Minebea Co., LTD                                                 941
      353    Mitsubishi Chemical Corp.                                        586
      103    Mitsubishi Pharma Corp.                                          622
      140    NEC Corp.                                                        438
        7    Nintendo Co., LTD                                                531
        0^^  Nippon Telegraph & Telephone Corp.                               918
      121    Ricoh Co., LTD                                                 1,856
        9    Rohm Co., LTD                                                    907
                                                                     ------------
                                                                           17,817

             Mexico -- 1.2%
       79    Grupo Financiero BBVA Bancomer SA de CV, ADR *                 1,374

             Russia -- 2.0%
       35    LUKOIL, ADR                                                    2,411

             Singapore -- 1.0%
      155    DBS Group Holdings LTD                                           759
      551    Singapore Telecommunications LTD                                 450
                                                                     ------------
                                                                            1,209

             South Korea -- 1.6%
       32    KT Corp., ADR                                                    638
        5    Samsung Electronics Co., LTD, GDR, #                             653
       42    SK Telecom Co., LTD, ADR                                         641
                                                                     ------------
                                                                            1,932

             Spain -- 3.3%
       30    Acerinox SA                                                    1,103
      161    Iberdrola SA                                                   2,595
       18    Repsol YPF SA                                                    265
                                                                     ------------
                                                                            3,963

             Sweden -- 2.2%
      154    Assa Abloy AB, Class B                                         1,464
       95    Securitas AB, B Shares                                         1,112
                                                                     ------------
                                                                            2,576

             Switzerland -- 9.2%
       99    Credit Suisse Group                                            2,371
       16    Lonza Group AG                                                   970
       68    Novartis AG                                                    2,688
       13    Roche Holding AG                                                 848
        1    Serono SA                                                        365
       11    Swiss Reinsurance Co.                                            723

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Switzerland -- Continued
       46    UBS AG                                                  $      2,195
        8    Zurich Financial Services AG                                     851
                                                                     ------------
                                                                           11,011

             The Netherlands -- 5.1%
       64    Aegon NV                                                         647
       22    Akzo Nobel NV                                                    486
       48    Heineken Holding NV, Class A                                   1,400
       37    ING Groep NV                                                     605
      162    Koninklijke KPN NV *                                           1,076
       36    Koninklijke Philips Electronics NV                               675
       41    TPG NV                                                           644
       38    Wolters Kluwer NV                                                491
                                                                     ------------
                                                                            6,024

             United Kingdom -- 28.6%
       96    Amersham PLC                                                     692
      162    Amvescap PLC                                                     880
       63    AstraZeneca PLC                                                2,485
      343    Barclays PLC                                                   2,372
      145    BBA Group PLC                                                    451
       46    British American Tobacco PLC                                     441
       80    British Sky Broadcasting PLC *                                   824
      713    BT Group PLC                                                   2,044
       53    Carnival PLC                                                   1,319
      239    Centrica PLC                                                     635
      290    Dixons Group PLC                                                 515
       72    GlaxoSmithKline PLC                                            1,433
      342    Hays PLC                                                         457
      195    HSBC Holdings PLC                                              2,131
       42    Imperial Tobacco Group PLC                                       698
      980    Legal & General Group PLC                                      1,214
       47    Man Group PLC                                                    785
      241    Prudential PLC                                                 1,476
      115    Reckitt Benckiser PLC                                          2,021
       30    Royal Bank of Scotland Group PLC                                 788
      167    Scottish Power PLC                                             1,035
      527    Tesco PLC                                                      1,668
      312    Unilever PLC                                                   3,071
    2,319    Vodafone Group PLC                                             4,577
                                                                     ------------
                                                                           34,012
             --------------------------------------------------------------------
             Total Common Stocks                                          118,040
             (Cost $123,116)
             --------------------------------------------------------------------

             PREFERRED STOCK -- 1.0%
             Australia -- 1.0%
      209    News Corp., LTD                                                1,234
             (Cost $1,693)
---------------------------------------------------------------------------------
             Total Investments -- 100.0%                             $    119,274
             (Cost $124,809)
---------------------------------------------------------------------------------

                       See notes to financial statements.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2003

INDUSTRY                                         % OF INVESTMENT SECURITIES
---------------------------------------------------------------------------
Banking                                                      15.4%
Pharmaceuticals                                              10.8
Telecommunications                                           10.5
Food/Beverage Products                                        6.9
Oil & Gas                                                     5.9
Utilities                                                     4.9
Insurance                                                     4.6
Electronics/Electrical Equipment                              4.0
Financial Services                                            3.6
Chemicals                                                     3.6
Automotive                                                    2.9
Retailing                                                     2.4
Steel                                                         2.2
Consumer Products                                             2.1
Metals/Mining                                                 1.8
Telecommunications Equipment                                  1.7
Environmental Services                                        1.7
Manufacturing                                                 1.6
Office/Business Equipment                                     1.6
Multi-Media                                                   1.4
Diversified                                                   1.3
Entertainment/Leisure                                         1.1
Computers/Computer Hardware                                   1.0
Other (less than 1%)                                          7.0
---------------------------------------------------------------------------
Total                                                       100.0%
---------------------------------------------------------------------------

                       See notes to financial statements.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                          NET UNREALIZED
                                         SETTLEMENT           VALUE        APPRECIATION
                            SETTLEMENT     VALUE           AT 4/30/03     (DEPRECIATION)
   CONTRACTS TO BUY            DATE        (USD)              (USD)            (USD)
----------------------------------------------------------------------------------------
       1,541  AUD for
         600  GBP             5/20/03     $    958          $     962        $   4
      11,113  CAD             5/20/03        7,362              7,738          376
          24  CAD for
          15  EUR             5/20/03           16                 16           --^^
         714  CHF             5/20/03          526                527            1
         888  CHF for
         610  EUR             5/20/03          680                655          (25)
       2,380  CHF for
       2,641  CAD             5/20/03        1,839              1,756          (83)
       5,525  EUR             5/20/03        5,966              6,162          196
       5,273  EUR for
       8,496  CAD             5/20/03        5,915              5,880          (35)
       4,030  EUR for
     526,516  JPY             5/20/03        4,418              4,494           76
       4,402  GBP             5/20/03        6,965              7,027           62
       2,050  GBP for
     379,004  JPY             5/20/03        3,180              3,273           93
       2,760  HKD for
      42,085  JPY             5/20/03          353                354            1
   2,340,336  JPY             5/20/03       19,732             19,637          (95)
     166,303  JPY for
         880  GBP             5/20/03        1,405              1,396           (9)
                                          --------          ---------        -----
                                          $ 59,315          $  59,877        $ 562
                                          ========          =========        =====

                                                                          NET UNREALIZED
                                         SETTLEMENT           VALUE        APPRECIATION
                            SETTLEMENT     VALUE          AT 4/30/2003    (DEPRECIATION)
   CONTRACTS TO SELL           DATE        (USD)              (USD)            (USD)
----------------------------------------------------------------------------------------
       6,443  CHF             5/20/03     $  4,741          $   4,753       $  (12)
         768  SGD             5/20/03          441                433            8
      24,769  HKD             5/20/03        3,175              3,175           --^^
      13,737  EUR             5/20/03       14,831             15,320         (489)
       5,608  GBP             5/20/03        8,893              8,953          (60)
   1,024,775  JPY             5/20/03        8,697              8,599           98
                                          --------          ---------       ------
                                          $ 40,778          $  41,233       $ (455)
                                          ========          =========       ======

                       See notes to financial statements.

     JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND
     Portfolio of Investments

As of April 30, 2003 (unaudited)
(Amounts in thousands)

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- 99.8%
---------------------------------------------------------------------------------

             COMMON STOCKS -- 99.8%
             Aerospace -- 1.9%
        6    General Dynamics Corp.                                  $        341
        6    Northrop Grumman Corp.                                           484
       13    Raytheon Co.                                                     392
       25    The Boeing Co.                                                   674
       23    United Technologies Corp.                                      1,415
                                                                     ------------
                                                                            3,306

             Agricultural Production/Services -- 1.4%
       65    Altria Group, Inc.                                             1,993
       23    Monsanto Co.                                                     403
                                                                     ------------
                                                                            2,396

             Apparel -- 1.2%
       41    Jones Apparel Group, Inc. *                                    1,163
       17    Nike, Inc., Class B                                              905
                                                                     ------------
                                                                            2,068

             Automotive -- 1.3%
        7    Delphi Corp.                                                      57
       32    Ford Motor Co.                                                   334
       16    Harley-Davidson, Inc.                                            692
       11    Johnson Controls, Inc.                                           921
        8    Lear Corp. *                                                     326
                                                                     ------------
                                                                            2,330

             Banking -- 6.1%
        7    Bank of America Corp.                                            504
       30    Bank One Corp.                                                 1,074
       11    Compass Bancshares, Inc.                                         368
       13    FleetBoston Financial Corp.                                      334
       28    GreenPoint Financial Corp.                                     1,342
       18    Hibernia Corp., Class A                                          324
        7    Marshall & Ilsley Corp.                                          215
       17    Mellon Financial Corp.                                           460
        7    National Commerce Financial Corp.                                146
        4    North Fork Bancorporation, Inc.                                  129
        2    PNC Financial Services Group, Inc.                                79
       16    SouthTrust Corp.                                                 438
       16    SunTrust Banks, Inc.                                             916
      119    U.S. Bancorp                                                   2,636
       40    Wachovia Corp.                                                 1,532
        6    Wells Fargo & Co.                                                290
                                                                     ------------
                                                                           10,787

             Biotechnology -- 1.5%
       34    Amgen, Inc. *                                                  2,072
        6    Gilead Sciences, Inc. *                                          268
       11    MedImmune, Inc. *                                                374
                                                                     ------------
                                                                            2,714

             Business Services -- 1.1%
       28    Cendant Corp. *                                                  403
        2    Cintas Corp.                                                      75
        6    Computer Sciences Corp. *                                        198

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Business Services -- Continued
       33    First Data Corp.                                        $      1,294
                                                                     ------------
                                                                            1,970

             Chemicals -- 0.5%
        9    Air Products & Chemicals, Inc.                                   388
       10    Eastman Chemical Co.                                             290
        3    Praxair, Inc.                                                    186
                                                                     ------------
                                                                              864

             Computer Networks -- 1.6%
      186    Cisco Systems, Inc. *                                          2,802
        8    Juniper Networks, Inc. *                                          79
                                                                     ------------
                                                                            2,881

             Computer Software -- 5.0%
        2    Adobe Systems, Inc.                                               76
        6    Electronic Arts, Inc. *                                          326
      294    Microsoft Corp.                                                7,518
       74    Oracle Corp. *                                                   881
        8    Siebel Systems, Inc. *                                            72
                                                                     ------------
                                                                            8,873

             Computers/Computer Hardware -- 3.9%
       52    Dell Computer Corp. *                                          1,495
       24    EMC Corp. *                                                      222
       77    Hewlett-Packard Co.                                            1,259
       39    International Business Machines Corp.                          3,328
        4    Lexmark International, Inc. *                                    268
       14    NCR Corp. *                                                      311
       29    Sun Microsystems, Inc. *                                          95
                                                                     ------------
                                                                            6,978

             Construction Materials -- 0.4%
       34    Masco Corp.                                                      712

             Consumer Products -- 3.0%
        3    Black & Decker Corp.                                             136
        3    Fortune Brands, Inc.                                             155
        9    Kimberly-Clark Corp.                                             433
       40    Procter & Gamble Co.                                           3,585
       34    The Gillette Co.                                               1,029
                                                                     ------------
                                                                            5,338

             Diversified -- 4.7%
      240    General Electric Co.                                           7,071
       83    Tyco International LTD (Bermuda)                               1,292
                                                                     ------------
                                                                            8,363

             Electronics/Electrical Equipment -- 0.2%
        6    Emerson Electric Co.                                             309

             Environmental Services -- 0.3%
       22    Waste Management, Inc.                                           480

             Financial Services -- 9.4%
       32    Capital One Financial Corp.                                    1,336
       36    CIT Group, Inc.                                                  735
      152    Citigroup, Inc.                                                5,984

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Financial Services -- Continued
       31    Countrywide Financial Corp.                             $      2,089
       74    E*TRADE Group, Inc. *                                            409
       17    Fannie Mae                                                     1,247
       22    Freddie Mac                                                    1,285
       10    Goldman Sachs Group, Inc.                                        789
       11    MBNA Corp.                                                       208
       13    Merrill Lynch & Co., Inc.                                        521
       45    Morgan Stanley                                                 2,014
                                                                     ------------
                                                                           16,617

             Food/Beverage Products -- 3.9%
        7    Archer Daniels Midland Co.                                        81
       11    H.J. Heinz Co.                                                   314
       30    Kraft Foods, Inc., Class A                                       918
       27    PepsiCo, Inc.                                                  1,152
       15    Sysco Corp.                                                      431
       97    The Coca-Cola Co.                                              3,934
                                                                     ------------
                                                                            6,830

             Health Care/Health Care Services -- 4.3%
       20    Aetna, Inc.                                                      971
        6    Anthem, Inc. *                                                   378
        9    Baxter International, Inc.                                       207
        6    Biomet, Inc.                                                     186
       27    CIGNA Corp.                                                    1,434
       18    Guidant Corp. *                                                  686
       20    HCA, Inc.                                                        632
       25    Medtronic, Inc.                                                1,208
        3    St. Jude Medical, Inc. *                                         157
        4    Stryker Corp.                                                    288
       13    Tenet Healthcare Corp. *                                         199
       11    UnitedHealth Group, Inc.                                         995
        4    WellPoint Health Networks, Inc. *                                311
                                                                     ------------
                                                                            7,652

             Industrial Components -- 0.0%^
        2    SPX Corp. *                                                       74

             Insurance -- 4.1%
        7    AFLAC, Inc.                                                      226
       33    AMBAC Financial Group, Inc.                                    1,949
       23    American International Group, Inc.                             1,308
       18    AON Corp.                                                        394
       10    MBIA, Inc.                                                       467
       32    Metlife, Inc.                                                    922
        4    Protective Life Corp.                                            109
       18    The Allstate Corp.                                               688
        8    Torchmark Corp.                                                  302
       43    Travelers Property Casualty Corp., Class A                       691
       11    Travelers Property Casualty Corp., Class B                       176
                                                                     ------------
                                                                            7,232

             Internet Services/Software -- 0.7%
       13    eBay, Inc. *                                                   1,197

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Machinery & Engineering Equipment -- 0.3%
       11    Ingersoll-Rand Co., LTD (Bermuda), Class A              $        498

             Manufacturing -- 0.8%
        6    3M Co.                                                           782
       26    Honeywell International, Inc.                                    618
                                                                     ------------
                                                                            1,400

             Metals/Mining -- 1.1%
       16    Alcan, Inc. (Canada)                                             475
       66    Alcoa, Inc.                                                    1,512
                                                                     ------------
                                                                            1,987

             Multi-Media -- 4.5%
       91    AOL Time Warner, Inc. *                                        1,242
       32    Comcast Corp., Class A *                                       1,010
       31    Comcast Corp., Special Class A *                                 944
        1    E.W. Scripps Co., Class A                                         79
        3    Fox Entertainment Group, Inc., Class A *                          74
        6    Gannett Co., Inc.                                                424
       37    The Walt Disney Co.                                              694
       17    Tribune Co.                                                      852
       60    Viacom, Inc., Class B *                                        2,592
                                                                     ------------
                                                                            7,911

             Office/Business Equipment -- 0.1%
        5    Pitney Bowes, Inc.                                               183

             Oil & Gas -- 5.9%
       15    Anadarko Petroleum Corp.                                         675
        6    Baker Hughes, Inc.                                               165
       36    ChevronTexaco Corp.                                            2,245
       40    ConocoPhillips                                                 2,006
       10    Cooper Cameron Corp. *                                           474
        5    Devon Energy Corp.                                               213
      108    Exxon Mobil Corp.                                              3,805
       21    Rowan Companies, Inc.                                            431
       24    Transocean, Inc.                                                 461
                                                                     ------------
                                                                           10,475

             Paper/Forest Products -- 0.7%
        8    Bowater, Inc.                                                    319
        8    Georgia-Pacific Corp.                                            117
       16    Temple-Inland, Inc.                                              739
                                                                     ------------
                                                                            1,175

             Pharmaceuticals -- 9.7%
       33    Abbott Laboratories                                            1,337
       62    Bristol-Myers Squibb Co.                                       1,595
       20    Eli Lilly & Co.                                                1,280
       14    Forest Laboratories, Inc. *                                      745
       52    Johnson & Johnson                                              2,936
       47    Merck & Co., Inc.                                              2,758
      159    Pfizer, Inc.                                                   4,875
       24    Schering-Plough Corp.                                            431
       33    Wyeth                                                          1,441
                                                                     ------------
                                                                           17,398

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Photographic Equipment -- 0.1%
        7    Eastman Kodak Co.                                       $        218

             Pipelines -- 0.1%
       15    El Paso Corp.                                                    114

             Printing & Publishing -- 0.1%
        4    The McGraw-Hill Companies, Inc.                                  210

             Real Estate Investment Trust -- 0.4%
       10    CarrAmerica Realty Corp.                                         259
        7    ProLogis                                                         167
        7    The Rouse Co.                                                    250
                                                                     ------------
                                                                              676

             Restaurants/Food Services -- 0.4%
        7    Wendy's International, Inc.                                      209
       19    Yum! Brands, Inc. *                                              457
                                                                     ------------
                                                                              666

             Retailing -- 7.0%
       16    Abercrombie & Fitch Co., Class A *                               513
        7    Bed Bath & Beyond, Inc. *                                        281
       44    CVS Corp.                                                      1,073
        2    Family Dollar Stores                                              75
       56    Home Depot, Inc.                                               1,580
       21    Kohl's Corp. *                                                 1,216
       29    Lowe's Companies, Inc.                                         1,251
       33    Target Corp.                                                   1,090
       24    The Gap, Inc.                                                    398
       80    Wal-Mart Stores, Inc.                                          4,521
       14    Walgreen Co.                                                     438
                                                                     ------------
                                                                           12,436

             Semi-Conductors -- 2.9%
       58    Altera Corp. *                                                   919
        9    Analog Devices, Inc. *                                           285
       38    Applied Materials, Inc. *                                        555
      149    Intel Corp.                                                    2,743
        2    Micron Technology, Inc. *                                         19
        5    Novellus Systems, Inc. *                                         146
        5    QLogic Corp. *                                                   207
       10    Xilinx, Inc. *                                                   279
                                                                     ------------
                                                                            5,153

             Shipping/Transportation -- 1.5%
        9    Burlington Northern Santa Fe Corp.                               251
        5    CSX Corp.                                                        144
        5    FedEx Corp.                                                      317
        9    Norfolk Southern Corp.                                           180
        6    Union Pacific Corp.                                              345
       23    United Parcel Service, Inc., Class B                           1,454
                                                                     ------------
                                                                            2,691

             Steel -- 0.2%
       25    United States Steel Corp.                                        359

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Telecommunications -- 3.8%
       11    AT&T Corp.                                              $        190
       80    AT&T Wireless Services, Inc. *                                   520
       42    BellSouth Corp.                                                1,063
       14    Nextel Communications, Inc., Class A *                           203
       37    Qwest Communications International, Inc. *                       138
       68    SBC Communications, Inc.                                       1,579
       20    Sprint Corp. - FON Group                                         224
       19    Sprint Corp. - PCS Group *                                        66
       72    Verizon Communications, Inc.                                   2,693
                                                                     ------------
                                                                            6,676

             Telecommunications Equipment -- 0.9%
       91    Lucent Technologies, Inc. *                                      163
       73    Motorola, Inc.                                                   573
       29    QUALCOMM, Inc.                                                   929
                                                                     ------------
                                                                            1,665

             Toys & Games -- 0.2%
       17    Mattel, Inc.                                                     361

             Utilities -- 2.6%
        9    Dominion Resources, Inc.                                         539
       21    DTE Energy Co.                                                   827
       15    Edison International *                                           212
        7    FirstEnergy Corp.                                                229
       10    Pepco Holdings, Inc.                                             172
       72    PG&E Corp. *                                                   1,079
       40    Pinnacle West Capital Corp.                                    1,324
       15    XCEL Energy, Inc.                                                204
                                                                     ------------
                                                                            4,586
             --------------------------------------------------------------------
             Total Common Stocks                                          176,809
             (Cost $181,566)
---------------------------------------------------------------------------------

     Short-Term Investment -- 0.2%
---------------------------------------------------------------------------------

             MONEY MARKET FUND -- 0.2%
      400    JPMorgan Prime Money Market Fund (a)                             400
             (Cost $400)
---------------------------------------------------------------------------------
             Total Investments -- 100.0%                             $    177,209
             (Cost $181,966)
---------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN TAX AWARE ENHANCED INCOME FUND

     Portfolio of Investments

As of April 30, 2003 (unaudited)
(Amounts in thousands)

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- 49.6%
--------------------------------------------------------------------------------------------

            U.S. TREASURY SECURITIES -- 0.1%
$   3,115   U.S. Treasury Notes & Bonds, 4.63%, 5/15/06                         $      3,355
            (Cost $3,334)

            U.S. GOVERNMENT AGENCY SECURITIES -- 0.9%
   21,100   Federal Home Loan Mortgage Corp., 0.00%,
              5/19/06, MTN, FRN                                                       21,095
            (Cost $21,100)

            STATE AND MUNICIPAL OBLIGATIONS -- 30.3%
            Alaska -- 0.1%
    2,250   Valdez, Alaska, Marine Terminal, Arco Transportation
              Project, Ser. B, Rev., Adj., 2.00%, 5/1/31                               2,253
            Arizona -- 0.9%
    4,000   Northern Arizona Capital Facilities Finance Corp.,
              Northern Arizona University Project, Student
              Housing, Ser. A, Rev., Adj., 4.00%, 8/1/33                               4,064
    5,000   Phoenix, Arizona, Civic Improvement Corp.,
              Wastewater Systems Lease, Rev., (p), 6.13%, 7/1/03                       5,139
   11,250   Salt River Project Agricultural Improvement & Power
              District, Salt River Project, Ser. A, Rev., 5.25%, 1/1/06               12,289
                                                                                ------------
                                                                                      21,492

            California -- 1.8%
   14,000   Bay Area Governments Association, Bay Area
              Rapid Transit, FTA Capital Grant, Ser. A, Rev.,
              AMBAC, 5.00%, 6/15/08                                                   14,061
   10,000   California Statewide Communities Development
              Authority, Kaiser Permanente, Ser. C, Adj., Rev.,
              3.70%, 11/1/29                                                          10,306
    5,000   Los Angeles Department of Water & Power,
              Waterworks, Ser. B, Rev., MBIA, 3.50%, 7/1/04                            5,138
    9,000   Santa Clara County Financing Authority, Measure B
              Transportation Improvement Program,
              Rev., 4.00%, 8/1/05                                                      9,469
    3,577   University of California, COP, 5.43%, 4/15/04                              3,594
                                                                                ------------
                                                                                      42,568

            Colorado -- 0.1%
    1,500   Colorado Housing & Finance Authority, Multi-Family
              Housing, Class 1-B1, Rev., Adj., 2.20%, 10/1/32                          1,500

            Connecticut -- 1.0%
   10,500   Connecticut State, Recovery Note, Ser. A, GO,
              4.00%, 12/1/05                                                          11,179
   10,425   Fairfield, Connecticut, GO, BAN, 3.00%, 8/1/03                            10,476
    2,565   New Haven, Connecticut, Ser. C, GO, MBIA,
              5.00%, 11/1/06                                                           2,841
                                                                                ------------
                                                                                      24,496

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            District of Columbia -- 0.4%
$  10,000   District of Columbia, Ser. A-2, GO, Adj., MBIA,
              1.20%, 6/1/19                                                     $     10,000

            Florida -- 0.4%
    1,265   Bay County, Hospital Systems, Bay Medical Center
              Project, Rev., (p), 8.00%, 10/1/04                                       1,384
    3,820   Boca Place Associates LTD, Senior Certificates,
              Beneficial Ownership, Rev., 4.65%, 2/1/04                                3,905
    3,000   Duval County School District, GO, AMBAC,
              6.00%, 8/1/03                                                            3,035
    1,000   Turtle Run Community Development District, Rev.,
              (p), 6.40%, 5/1/03                                                       1,000
                                                                                ------------
                                                                                       9,324

            Georgia -- 1.7%
    8,000   Burke County Development Authority, PCR,
              Ser. 1994, Rev., Adj., 2.50%, 10/1/32                                    8,000
   12,310   Henry County School District, GO, FGIC, 5.00%,
              4/1/07                                                                  13,617
   19,525   Milledgeviille & Baldwin County Development
              Authority, Georgia College & State University
              Foundation, Student Housing, Rev., Adj., 5.00%,
              9/1/32                                                                  20,277
                                                                                ------------
                                                                                      41,894

            Illinois -- 0.9%
    7,000   Chicago Board of Education, FLOATS, Ser. SG-103,
              Adj., 1.42%, 12/1/20                                                     7,000
    1,700   Illinois Health Facilities Authority, Lifelink Corp.
              Obligation Group, Ser. B, Rev., (p), 8.00%, 2/15/05                      1,893
   10,765   Illinois State, 1st Ser., GO, 5.00%, 8/1/07                               11,896
                                                                                ------------
                                                                                      20,789

            Indiana -- 0.5%
   12,525   Indiana Municipal Power Agency, Power Supply
              Systems, FLOATS, Ser. PT-1412, Rev., Adj.,
              AMBAC, 1.42%, 1/1/19                                                    12,525

            Kansas -- 0.3%
    6,000   Burlington, Kansas, Environmental Improvement,
              Kansas City Power & Light, Rev., Adj., 4.75%, 9/1/15                     6,229

            Kentucky -- 0.4%
   10,275   Kentucky Asset Liability Commission, Ser. A, Rev.,
              3.50%, 11/1/03                                                          10,313

            Maine -- 0.1%
    1,500   Maine Veterans Homes, Rev., (p), 7.75%, 10/1/05                            1,752

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Maryland -- 1.4%
$   2,700   Maryland State Health & Higher Educational
              Facilities Authority, Johns Hopkins Hospital, Ser. B,
              Rev., Adj., 2.10%, 7/1/27                                         $      2,700
   10,000   Maryland State, State & Local Facilities Loan, 1st
              Ser. B, GO, 5.00%, 7/15/06                                              11,038
   10,535   Washington Suburban Sanitation District, Water
              Supply, GO, 4.00%, 6/1/05                                               11,115
    8,000   Washington Suburban Sanitation District, Water
              Supply, GO, 5.25%, 6/1/07                                                8,998
                                                                                ------------
                                                                                      33,851

            Massachusetts -- 0.9%
    8,000   Chelsea, Massuchusetts, Ser. B, GO, BAN, 4.00%,
              4/15/05                                                                  8,394
    6,375   Massachusetts State Water Resources Authority,
              Ser. D, Rev., Adj., AMBAC, 1.10%, 4/1/29                                 6,375
    8,000   Massachusetts State, Ser. A, GO, BAN, 4.00%,
              9/1/03                                                                   8,074
                                                                                ------------
                                                                                      22,843

            Michigan -- 1.0%
    9,000   Central Michigan University, Ser. B, Rev., Adj.,
              FGIC, 1.75%, 10/1/15                                                     9,000
    1,225   Michigan State Hospital Finance Authority, Sparrow
              Obligation Group, Rev., 5.00%, 11/15/03                                  1,246
    2,555   Michigan State Hospital Finance Authority, Trinity
              Health, Ser. A, Rev., 5.50%, 12/1/04                                     2,709
   10,000   Michigan Strategic Fund, Dow Chemical Project,
              Rev., Adj., 3.80%, 6/1/14                                               10,165
                                                                                ------------
                                                                                      23,120

            Minnesota -- 1.3%
   10,000   Southern Minnesota Municipal Power Agency, Power
              Supply Systems, Ser. A, Rev., 5.00%, 1/1/04                             10,239
   20,860   Washington County Housing & Redevelopment
              Authority, Multi-Family Housing, FLOATS, Ser.
              PT-702, Rev., 1.44%, 12/31/03                                           20,860
                                                                                ------------
                                                                                      31,099

            Missouri -- 0.1%
    2,520   Missouri State Board of Public Buildings, Ser. A,
              Rev., 5.25%, 10/15/08                                                    2,865

            Multiple States -- 3.7%
    2,260   MBIA Capital Corp., FLOATS, 1.51%, 1/14/16                                 2,260
    2,555   Puttable Floating Option Tax-Exempt Receipts,
              FLOATS, 1.56%, 3/14/06                                                   2,555
    4,080   Puttable Floating Option Tax-Exempt Receipts,
              FLOATS, Ser. POL-1, 1.61%, 12/1/15                                       4,080
   45,285   Puttable Floating Option Tax-Exempt Receipts,
              FLOATS, Ser. PPT-12, 1.56%, 7/1/24                                      45,285

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Multiple States -- Continued
$   8,750   Puttable Floating Option Tax-Exempt Receipts,
              FLOATS, Ser. PPT-38, Mode A, Adj., 1.25%, 12/1/18                 $      8,750
   29,281   Puttable Floating Option Tax-Exempt Reciepts,
              FLOATS, Ser. PPT-34, Adj., #, 1.25%, 12/1/29                            29,281
                                                                                ------------
                                                                                      92,211

            Nebraska -- 0.6%
   14,000   Nebraska Public Power District, Construction Notes,
              Rev., 3.50%, 12/1/03                                                    14,194

            New York -- 2.7%
    5,000   Long Island Power Authority, Electric Systems, Ser.
              A, Rev., 4.50%, 6/1/05                                                   5,231
   12,750   Long Island Power Authority, Electric Systems, Ser.
              B, Rev., 5.00%, 6/1/05                                                  13,493
    4,925   New York City Municipal Water Finance Authority,
              Water & Sewer System, FLOATS, Ser. PA-446, Rev.,
              Adj., FGIC, 1.36%, 6/15/30                                               4,925
    1,060   New York City, New York, Ser. 2002-B, GO, 7.50%,
              2/1/06                                                                   1,076
   11,685   New York City, New York, Ser. C, GO, 5.00%,
              8/1/05                                                                  12,396
   15,450   New York City, New York, Ser. G, GO, 5.00%,
              8/1/06                                                                  16,619
    5,070   New York State Dormitory Authority, Fifth
              Generation, City University System, Ser. A, Rev.,
              CONS, FGIC, 5.25%, 1/1/08                                                5,673
    4,950   New York State Urban Development Corp.,
              Correctional & Youth Facilities Services, Ser. A,
              Rev., 5.00%, 1/1/07                                                      5,407
                                                                                ------------
                                                                                      64,820

            North Carolina -- 0.2%
    4,435   North Carolina Housing Finance Agency,
              Appalachian Student Housing, Ser. A, Rev., Adj.,
              5.50%, 7/1/31                                                            4,455

            Oklahoma -- 0.3%
    7,000   Tulsa County Industrial Authority, Healthcare,
              St. Francis Hospital, Inc., Ser. B, Rev., Adj., 5.15%,
              12/15/18                                                                 7,156

            Oregon -- 0.9%
   20,000   Oregon State Department of Administrative
              Services, Rev., FSA, 5.00%, 9/1/08                                      22,441

            Pennsylvania -- 0.4%
   10,000   Pennsylvania State University, Rev., 4.75%,
              8/15/03                                                                 10,101

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Puerto Rico -- 1.7%
$  14,250   Puerto Rico Commonwealth, Ser. C, Adj., GO,
              MBIA, 5.00%, 7/1/28                                               $     15,785
    7,000   Puerto Rico Highway & Transportation Authority,
              Ser. AA, Rev., 5.00%, 7/1/07                                             7,652
   16,605   Puerto Rico Municipal Finance Agency, Ser. A,
              Rev., 4.00%, 8/1/04                                                     17,146
                                                                                ------------
                                                                                      40,583

            Rhode Island -- 0.1%
    2,500   Rhode Island Housing & Mortgage Finance Corp.,
              Hometown Opportunity Notes, Ser. 41-C, Rev.,
              3.38%, 11/1/05                                                           2,566

            South Carolina -- 0.3%
    7,500   South Carolina State Public Service Authority, Ser.
              D, Rev., FSA, 4.00%, 1/1/08                                              7,985

            Texas -- 4.1%
    1,800   Brazos River Authority, PCR, Utilities Electric Co.,
              Ser. B, Rev., Adj., 5.05%, 6/1/30                                        1,798
    3,490   Houston, Texas, Airport Systems, Sub Lien, Ser. A,
              Rev., FGIC, 6.00%, 7/1/10                                                3,883
   19,465   Houston, Texas, Public Improvement, GO, MBIA,
              5.00%, 3/1/08                                                           21,554
    2,000   Lewisville, Texas, Combination Contract, Special
              Assessment, Castle Hills No. 3 Project, Rev., 4.13%,
              5/1/31                                                                   2,123
    6,070   San Antonio, Texas, Electric & Gas, FLOATS, Ser.
              SG-101, (p), 1.42%, 2/1/19                                               6,070
    3,700   San Antonio, Texas, General Improvement, GO,
              3.00%, 8/1/04                                                            3,780
   22,500   San Antonio, Texas, Water, FLOATS, Ser. SG-159,
              Rev., Adj., FSA, 1.42%, 5/15/28                                         22,500
   40,000   Texas State, Rev., TRAN, 2.75%, 8/29/03                                   40,218
                                                                                ------------
                                                                                     101,926

            Virgin Islands -- 0.2%
    3,570   University of the Virgin Islands, Ser. A, Rev., (p),
              7.70%, 10/1/19                                                           3,964

            Virginia -- 0.7%
    2,265   Loudoun County, Ser. B, GO, 3.00%, 10/1/04                                 2,313
    4,000   Louisa IDA, Solid Waste & Sewer Disposal, Electric
              & Power Co. Project, Ser. A, Rev., Adj., 3.40%,
              3/1/31                                                                   4,049
    9,045   Prince William County, Public Improvement, Ser. A,
              GO, 5.00%, 8/1/06                                                       10,003
                                                                                ------------
                                                                                      16,365

            Washington -- 0.2%
    4,000   Washington Health Care Facilities Authority,
              Multicare Health Systems, Rev., MBIA, 4.38%,
              8/15/04                                                                  4,155

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            West Virginia -- 0.1%
$   1,545   Morgantown, West Virginia, Sewer Systems, Rev.,
              7.25%, 6/1/05                                                     $      1,676

            Wisconsin -- 0.8%
    6,250   Wisconsin Health & Educational Facilities Authority,
              Ser. 1999A, Rev., Adj., 4.45%, 5/1/29 (i)                                6,570
    5,000   Wisconsin State Health & Educational Facilities,
              1.60%, 12/31/50 (i)                                                      5,000
    3,975   Wisconsin State Health & Educational Facilities
              Authority, Hospital Charity Obligation Group,
              Ser. D, Rev., Adj., (p), 4.90%, 11/1/15                                  4,226
    3,075   Wisconsin State Health & Educational Facilities
              Authority, Ministry Health Care, Inc., Rev., 3.40%,
              5/15/07                                                                  3,081
                                                                                ------------
                                                                                      18,877
            --------------------------------------------------------------------------------
            Total State and Municipal Obligations                                    732,388
            (Cost $727,638)
            --------------------------------------------------------------------------------
            CORPORATE NOTES & BONDS -- 7.6%
            Asset Backed Securities -- 1.7%
            Restructured Asset Securities with Enhanced Returns
              (RACERS),
   14,300     1.16%, 4/15/04, Ser. 2002-35, Class C, FRN, #                           14,217
   14,900     1.18%, 4/15/04, Ser. 2002-40, Class C, FRN, #                           14,815
   12,200   Special Purpose Accounts Receivable Cooperative
              Corp. (SPARCS), 2.19%, 5/23/04, Ser. 2002-6, FRN, #                     12,218
                                                                                ------------
                                                                                      41,250

            Automotive -- 0.5%
            General Motors Acceptance Corp.,
    9,000     1.44%, 8/18/03, FRN                                                      8,984
    1,900     6.75%, 1/15/06                                                           2,004
                                                                                ------------
                                                                                      10,988

            Computers/Computer Hardware -- 0.6%
   15,100   International Business Machines Corp., 1.44%,
              9/10/04, FRN                                                            15,112

            Financial Services -- 3.5%
            CIT Group, Inc.,
    1,800     7.50%, 11/14/03                                                          1,852
      800     2.84%, 3/1/04, MTN, FRN                                                    805
   22,185     2.80%, 1/31/05, MTN, FRN                                                22,223
    9,925   Countrywide Home Loans, Inc., 3.50%, 12/19/05,
              Ser. K, MTN                                                             10,164
            Counts Trusts,
    8,250     2.12%, 8/15/07, Ser. 2002-10, FRN, #                                     8,250
    8,250     2.17%, 8/15/07, Ser. 2002-11, FRN, #                                     8,250
    9,600   Credit Suisse First Boston USA, Inc., 5.75%,
              4/15/07                                                                 10,484

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Financial Services (Continued)
            Household Finance Corp.,
$   1,750     1.69%, 5/28/04, MTN, FRN                                          $      1,755
   14,400     7.88%, 3/1/07                                                           16,697
    5,615   International Lease Finance Corp., 4.00%, 1/17/06,
              Ser. O, MTN                                                              5,699
                                                                                ------------
                                                                                      86,179

            Multi-Media -- 0.8%
   10,225   Walt Disney Co., Structured Note, MTN, 2.50%, 8/7/03                      18,974

            Paper/Forest Products -- 0.3%
    7,100   Weyerhaeuser Co., 2.38%, 9/15/03, FRN                                      7,101

            Telecommunications -- 0.2%
    3,875   Sprint Capital Corp., 6.00%, 1/15/07                                       3,953
            --------------------------------------------------------------------------------
            Total Corporate Notes & Bonds                                            183,557
            (Cost $180,764)
            --------------------------------------------------------------------------------
            RESIDENTIAL MORTGAGE BACKED SECURITIES -- 7.5%
            Collateralized Mortgage Obligations -- 1.0%
            Federal National Mortgage Association,
   10,832     1.82%, 6/25/32, Ser. 2002-36, Class FS, FRN                             10,929
    8,256     4.50%, 5/25/42, Ser. 2002-W4, Class A1                                   8,273
    3,092   Government National Mortgage Association, 1.72%,
              12/20/30, Ser. 2000-38, Class F, FRN                                     3,100
            Residential Funding Mortgage Securities I,
    1,047     6.75%, 4/25/29, Ser. 1999-S9, Class A1                                   1,047
    1,706     6.50%, 5/25/32, Ser. 2002-S7, Class A1                                   1,712
                                                                                ------------
                                                                                      25,061

            Mortgage Backed Pass-Through Securities -- 6.5%
  152,550   Federal Home Loan Mortgage Corp., 5.50%,
              5/15/33, Gold Pool, TBA                                                156,697
            --------------------------------------------------------------------------------
            Total Residential Mortgage Backed Securities                             181,758
            (Cost $178,860)
            --------------------------------------------------------------------------------
            ASSET BACKED SECURITIES -- 3.2%
   11,200   Citibank Credit Card Issuance Trust, 2.29%,
              3/20/08, Ser. 2003-C2, Class C2, FRN                                    11,200
   18,976   Countrywide Asset-Backed Certificates, 1.72%,
              3/25/33, Ser. 2003-BC1, Class A1, FRN                                   19,011
    8,763   EQCC Trust, 1.62%, 11/25/31, Ser. 2002-1, Class
              2A, FRN                                                                  8,771
    9,030   HFC Home Equity Loan Asset Backed Certificates,
              1.63%, 4/20/32, Ser. 2002-2, Class A, FRN                                9,036
      627   Peco Energy Transition Trust, 1.46%, 3/1/06, Ser.
              1999-A, Class A3, FRN                                                      627
   12,292   Residential Asset Mortgage Products, Inc., 1.69%,
              8/25/32, Ser. 2002-RS5, FRN                                             12,274

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Asset Backed Securities -- Continued
$   7,599   SLM Student Loan Trust, 1.35%, 10/25/10, Ser.
              2002-1, Class A1, FRN                                             $      7,599
    8,550   Wachovia Asset Securitization, Inc., 1.75%,
              12/25/32, Ser. 2002-HE2, Class A, FRN                                    8,571
            --------------------------------------------------------------------------------
            Total Asset Backed Securities                                             77,089
            (Cost $77,036)
--------------------------------------------------------------------------------------------
            Total Long-Term Investments
            (Cost $1,188,732)                                                      1,199,242
--------------------------------------------------------------------------------------------
     Short-Term Investments -- 50.4%
--------------------------------------------------------------------------------------------
            STATE AND MUNICIPAL OBLIGATIONS -- 43.7%
            Arizona -- 1.7%
   12,000   Arizona Educational Loan Marketing Corp., ACES,
              Ser. A, Rev., FRDO, 1.15%, 5/7/03                                       12,000
   15,800   Arizona Educational Loan Marketing Corp., RAMS,
              Sub Ser. B, Rev., FRDO, 1.20%, 5/8/03                                   15,800
   10,000   Arizona Health Facilities Authority, Banner Health
              Systems, Ser. A, Rev., FRDO, AMBAC, 1.07%, 5/2/03                       10,000
    3,000   Arizona Student Loan Acquisition Authority, RAMS,
              Senior Ser. A-1, Rev., FRDO, 1.12%, 5/15/03                              3,000
                                                                                ------------
                                                                                      40,800

            Arkansas -- 0.1%
    2,500   Arkansas Student Loan Authority, Ser. A-2, Rev.,
              FRDO, 1.13%, 5/8/03                                                      2,500

            California -- 3.8%
    4,500   Access to Loans for Learning Student Loan Corp.,
              Student Loan Project, Ser. IV-A4, Rev., RAMS,
              FRDO, 1.05%, 5/6/03                                                      4,500
    6,000   California State Department of Water Resources,
              Power Supply, Ser. C-8, Rev., FRDO, 1.35%, 5/1/03                        6,000
   40,000   California State, Rev., RAN, 2.50%, 6/27/03                               40,055
   13,250   California State, Rev., RAN, FRDO, 1.32%, 5/1/03                          13,230
   20,000   California State, Ser. 819-D, GO, FRDO, AMBAC,
              0.00%, 5/1/03                                                           20,000
    1,000   Chela Financial USA, Inc., California Student Loan,
              ACES, Senior Ser. C-4, Rev., FRDO, 1.30%, 5/13/03                        1,000
    5,500   Student Education Loan Marketing Corp., Sub Ser.
              IV-C-1, Rev., FRDO, 1.20%, 5/15/03                                       5,500
                                                                                ------------
                                                                                      90,285

            Colorado -- 0.8%
   10,000   Denver City & County, Airport Sub Systems, Sub
              Ser. A-2, Rev., FRDO, FGIC, 1.40%, 5/6/03                               10,000
    8,825   Denver City & County, Airport Sub Systems, Sub
              Ser. C-3, Rev., FRDO, FGIC, 1.03%, 5/27/03                               8,825
                                                                                ------------
                                                                                      18,825

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Short-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Connecticut -- 0.2%
$   5,700   Connecticut State Health & Educational Facilities
              Authority, Wesleyan University, Ser. D, Rev.,
              FRDO, 1.20%, 5/7/03                                               $      5,700

            District of Columbia -- 2.7%
    2,150   District of Columbia, Georgetown University, Ser.
              A, Rev., FRDO, MBIA, 1.20%, 6/4/03                                       2,150
   16,900   District of Columbia, Georgetown University, Ser.
              C, Rev., FRDO, MBIA, 1.07%, 5/15/03                                     16,900
    7,350   District of Columbia, Georgetown University, Ser.
              D, Rev., FRDO, MBIA, 1.12%, 5/19/03                                      7,350
   15,000   District of Columbia, Ser. A-1, GO, FRDO, MBIA,
              1.15%, 5/8/03                                                           15,000
   22,500   District of Columbia, Ser. B, GO, FRDO, FSA,
              1.35%, 5/7/03                                                           22,500
    2,000   District of Columbia, Ser. B-2, GO, FRDO, MBIA,
              1.15%, 5/6/03                                                            2,000
                                                                                ------------
                                                                                      65,900

            Florida -- 0.5%
    5,150   Miami-Dade County School Board, COP, Ser. B,
              FRDO, AMBAC, 1.05%, 5/9/03                                               5,150
    6,875   Orlando & Orange County Expressway Authority,
              Ser. C-2, Rev., FRDO, FSA, 1.35%, 5/1/03                                 6,875
                                                                                ------------
                                                                                      12,025

            Georgia -- 0.9%
    4,000   Fulton County Development Authority, Lovett
              School Project, Rev., FRDO, 1.35%, 5/7/03                                4,000
    5,000   Fulton County Development Authority, Piedmont
              Medical Center Project, Ser. B, Rev., FRDO, MBIA,
              1.09%, 5/21/03                                                           5,000
    4,000   Gwinnett County Hospital Authority, Gwinnett
              Hospital Systems, Inc. Project, Rev., RAN, FRDO,
              1.35%, 5/7/03                                                            4,000
    9,385   Municipal Electric Authority of Georgia, Project One,
              Ser. C, Rev., FRDO, FSA, 1.30%, 5/7/03                                   9,385
                                                                                ------------
                                                                                      22,385

            Illinois -- 1.7%
    7,000   Chicago Metropolitan Water Reclamation District,
              Ser. A, GO, FRDO, 1.30%, 5/7/03                                          7,000
   16,100   Chicago, Illinois Water Authority, Rev., FRDO,
              1.35%, 5/7/03                                                           16,100
    4,300   Galesburg, Illinois, Knox College Project, Rev.,
              FRDO, 1.46%, 5/8/03                                                      4,300
    9,500   Illinois Development Finance Authority, Provena
              Health, Ser. B, Rev., FRDO, MBIA, 1.10%, 5/21/03                         9,500
    3,700   Springfield, Illinois, Electric, Sub Lien, Rev., FRDO,
              MBIA, 1.20%, 5/29/03                                                     3,700
                                                                                ------------
                                                                                      40,600

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Short-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Indiana -- 1.4%
$  22,075   Indiana Health Facility Financing Authority,
              Acension Health, Ser. E, Rev., FRDO,
              1.20%, 5/29/03                                                    $     22,075
    9,215   Indiana University, Student Residence Systems,
              Rev., FRDO, 1.30%, 5/7/03                                                9,215
    2,000   Indianapolis Local Public Improvement Bond Bank,
              Ser. F-2, Rev., FRDO, MBIA, 1.30%, 5/7/03                                2,000
                                                                                ------------
                                                                                      33,290

            Iowa -- 0.3%
    6,500   Iowa Student Loan Liquidity Corp., Ser. R, Rev.,
              FRDO, AMBAC, 1.20%, 5/28/03                                              6,500

            Kentucky -- 0.1%
    2,950   Ohio County, PCR, Big Rivers Electric Project, Ser.
              A, Rev., FRDO, AMBAC, 1.15%, 5/7/03                                      2,950

            Louisiana -- 0.8%
    2,400   Louisiana Public Facilities Authority, Student Loan,
              Ser. A-3, Rev., FRDO, MBIA, 1.07%, 5/7/03                                2,400
   13,150   Louisiana Public Facilities Authority, Wills-Knighton
              Medical Center, Ser. 1993, Rev., FRDO, AMBAC,
              1.12%, 6/3/01                                                           13,150
    3,565   Louisiana State, Gas & Fuels Tax, Ser. A, Rev.,
              AMBAC, 3.00%, 6/1/03                                                     3,571
                                                                                ------------
                                                                                      19,121

            Massachusetts -- 1.9%
   21,450   Massachusetts Health & Educational Facilities
              Authority, Boston College Issue, Rev., FRDO,
              1.20%, 5/8/03                                                           21,450
    4,500   Massachusetts Health & Educational Facilities
              Authority, Tufts University, Ser. G, Rev., FRDO,
              1.17%, 5/8/03                                                            4,500
    4,000   Massachusetts Housing Finance Agency, Ser. F,
              Rev., FRDO, FSA, 1.35%, 5/7/03                                           4,000
   15,000   Route 3 North Transit Improvement Association,
              Ser. B, Rev., FRDO, AMBAC, 1.30%, 5/7/03                                15,000
                                                                                ------------
                                                                                      44,950

            Michigan -- 3.7%
   20,500   Michigan Higher Education Student Loan Authority,
              Ser. XII-R-2, Rev., FRDO, AMBAC, 1.20%, 5/29/03                         20,500
   20,000   Michigan State Building Authority, Multi-Modal
              Facilties Program, Rev., FRDO, 1.35%, 5/7/03                            20,000
    2,500   Michigan State Hospital Finance Authority,
              Ascension Health Group, Ser. B-6, Rev., FRDO,
              MBIA, 1.15%, 5/27/03                                                     2,500
    8,170   Saline Area Schools, GO, FRDO, 1.35%, 5/1/03                               8,170
   13,340   University of Michigan, Rev., FRDO, 1.30%,
              5/1/03                                                                  13,340
    3,000   Wayne State University, General Purpose, Rev.,
              FRDO, AMBAC, 1.11%, 5/8/03                                               3,000

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Short-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Michigan -- Continued
$  10,000   Wayne State University, Rev., FRDO, AMBAC,
              1.15%, 5/22/03                                                    $     10,000
   10,800   Western Michigan University, Ser. A, Rev., FRDO,
              AMBAC, 1.15%, 5/1/03                                                    10,800
                                                                                ------------
                                                                                      88,310

            Minnesota -- 0.4%
    5,000   Northern Municipal Power Agency, Minnesota
              Electric Systems, Ser. A-1, Rev., FRDO, MBIA,
              1.20%, 5/3/03                                                            5,000
    5,000   Rochester, Minnesota, Health Care Facilities, Mayo
              Foundation, Ser. A, Rev., FRDO, 1.20%, 5/22/03                           5,000
                                                                                ------------
                                                                                      10,000

            Mississippi -- 0.4%
    1,700   Mississippi Higher Education Assistance Corp.,
              Student Loan, Ser. A, Rev., FRDO, 1.20%, 6/4/03                          1,700
    7,400   Mississippi Higher Education Assistance Corp.,
              Student Loan, Ser. B, Rev., FRDO, 1.10%, 5/13/03                         7,400
                                                                                ------------
                                                                                       9,100

            Missouri -- 1.6%
   10,000   Missouri State Health & Educational Facilities
              Authority, Mercy Health Systems, Ser. C, Rev.,
              FRDO, AMBAC, 1.08%, 5/21/03                                             10,000
   18,500   Missouri State Health & Educational Facilities
              Authority, Ascension Health, Ser. C-1, Rev., FRDO,
              1.12%, 5/7/03                                                           18,500
   10,000   Missouri State Health & Educational Facilities
              Authority, Mercy Health Systems, Ser. B, Rev.,
              FRDO, AMBAC, 1.15%, 5/28/03                                             10,000
                                                                                ------------
                                                                                      38,500

            Montana -- 0.6%
   11,600   Montana Higher Education Student Assistance
              Corp., Student Loan, Senior Ser. A, Rev., FRDO,
              1.10%, 5/9/03                                                           11,600
    4,000   Montana Higher Education Student Assistance
              Corp., Student Loan, Senior Ser. A, Rev., FRDO,
              1.20%, 6/4/03                                                            4,000
                                                                                ------------
                                                                                      15,600

            Nevada -- 0.3%
    7,225   Las Vegas Valley Water District, Municipal Trust
              Certificates, Ser. ZTC-51, Class A, GO, FRDO,
              MBIA, 1.56%, 5/1/03                                                      7,225

            New Hampshire -- 0.1%
    3,000   New Hampshire Health & Education Facilities
              Authority, Higher Education Loans, Ser. A, Rev.,
              FRDO, 1.20%, 5/28/03                                                     3,000

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Short-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            New Jersey -- 0.6%
$   8,500   New Jersey Sports & Exposition Authority, State
              Contract, Ser. C, Rev., FRDO, MBIA, 1.35%, 5/1/03                 $      8,500
    5,200   North Hudson Sewerage Authority Sewer Revenue,
              Ser. B, Rev., FRDO, MBIA, 1.35%, 5/1/03                                  5,200
                                                                                ------------
                                                                                      13,700

            New Mexico -- 0.4%
    5,000   New Mexico Educational Assistance Foundation,
              Student Loan Project, Senior Ser. A-1, Rev., FRDO,
              1.12%, 5/7/03                                                            5,000
    4,000   New Mexico Educational Assistance Foundation,
              Student Loan Project, Senior Ser. A-1, Rev., FRDO,
              1.13%, 6/3/03                                                            4,000
                                                                                ------------
                                                                                       9,000

            New York -- 2.9%
   23,950   Metropolitan Transportation Authority, Dedicated Tax
              Fund, Ser. B, Rev., FRDO, FSA, 1.35%, 5/1/03                            23,950
   20,200   New York State Environmental Facilities Corp.,
              Clean Water & Drinking, FLOATS, Ser. 731, Rev.,
              FRDO, 1.39%, 5/1/03                                                     20,200
    9,375   New York State Urban Development Corp.,
              Correctional Facilities, Sub Ser. B-7, Rev., FRDO,
              AMBAC, 1.10%, 5/6/03                                                     9,375
   15,500   New York State Energy Research & Development
              Authority, Consolidated Edison Co., Subser. A-2,
              Rev., FRDO, AMBAC, 1.15%, 5/7/03                                        15,500
                                                                                ------------
                                                                                      69,025

            North Carolina -- 0.6%
    6,625   Charlotte-Mecklenburg Hospital Authority, North
              Carolina Health Care Facilities, Ser. B, Rev., FRDO,
              AMBAC, 1.15%, 5/27/03                                                    6,625
    5,000   Guilford County, Ser. C, GO, FRDO, 1.35%, 5/7/03                           5,000
    1,800   North Carolina Municipal Power Agency No. 1,
              Catawba, Taxable, Ser. B, Rev., 2.95%, 1/1/04                            1,806
    2,000   Wake County Industrial Facilities & Pollution Control
              Financing Authority, Ser. E, Rev., FRDO, AMBAC,
              1.00%, 5/6/03                                                            2,000
                                                                                ------------
                                                                                      15,431

            Ohio -- 1.4%
    7,500   Franklin County, Hospital, OhioHealth Corp., Ser. A,
              Rev., FRDO, MBIA, 1.07%, 5/16/03                                         7,500
   12,000   Ohio State, Infrastructure Improvement, Ser. B,
              GO, FRDO, 1.30%, 5/7/03                                                 12,000
   13,900   Student Loan Funding Corp., Cincinnati, Student
              Loans, Rev., FRDO, 1.13%, 5/23/03                                       13,900
                                                                                ------------
                                                                                      33,400

            Oklahoma -- 0.3%
    8,300   Oklahoma Student Loan Authority, ACES, Ser. A-1,
              Rev., FRDO, 1.15%, 5/29/03                                               8,300

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Short-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Pennsylvania -- 1.6%
$   2,000   ABN AMRO Munitops Certificate Trust, Ser.
              1999-16, Class V, FRDO, MBIA, 1.43%, 5/7/03                       $      2,000
    1,605   Beaver County IDA, PCR, Ser. D, Rev., FRDO,
              AMBAC, 1.15%, 5/28/03                                                    1,605
   18,000   Pennsylvania Economic Development Financing
              Authority, Reliant Energy Seward LLC Project,
              Ser. B, Rev., FRDO, 1.50%, 5/7/03                                       18,000
   10,000   Pennsylvania Higher Education Assistance Agency,
              Guaranteed Student Loans, Sub Ser. N-2, Rev.,
              FRDO, 1.10%, 5/13/03                                                    10,000
    7,000   Philadelphia School District, GO, TRAN, 2.75%,
              6/30/03                                                                  7,018
                                                                                ------------
                                                                                      38,623

            Puerto Rico -- 0.6%
   15,500   Puerto Rico Commonwealth, Rev., TRAN, 2.50%,
              7/30/03                                                                 15,553

            Rhode Island -- 1.4%
    8,000   Rhode Island State & Providence Plantations,
              FLOATS, Ser. 720, GO, FRDO, FGIC, 1.42%, 5/1/03                          8,000
   10,500   Rhode Island Student Loan Authority, ACES, Ser. 1,
              Rev., FRDO, AMBAC, 1.10%, 5/7/03                                        10,500
      200   Rhode Island Student Loan Authority, ACES, Ser. A,
              Rev., FRDO, 1.13%, 5/23/03                                                 200
    9,700   Rhode Island Student Loan Authority, Ser. 1, Rev.,
              FRDO, AMBAC, 1.08%, 5/1/03                                               9,700
    6,150   Rhode Island Student Loan Authority, Ser. B, Rev.,
              FRDO, 1.13%, 5/2/03                                                      6,150
                                                                                ------------
                                                                                      34,550

            South Carolina -- 0.4%
    6,000   Greenville Hospital Systems, Ser. C, Rev.,
              AMBAC, 0.00%, 5/1/03                                                     6,000
    2,500   South Carolina State Education Assistance
              Authority, Student Loan, Senior Lien, Ser. A, Rev,
              FRDO, 1.19%, 6/4/03                                                      2,500
                                                                                ------------
                                                                                       8,500

            South Dakota -- 0.9%
   10,800   Education Loans, Inc., South Dakota Student Loan,
              ACES, Ser. 1-A, Rev., FRDO, 1.15%, 5/29/03                              10,800
   10,000   Education Loans, Inc., South Dakota Student Loan,
              ACES, Ser. 1-C, Rev., FRDO, 1.10%, 5/8/03                               10,000
                                                                                ------------
                                                                                      20,800

            Texas -- 2.3%
   10,000   Brazos Higher Education Authority, ACES, Student
              Loan, Senior Lien, Ser. A-1, Rev., FRDO, 1.10%,
              5/15/03                                                                 10,000
    2,200   Brazos Higher Education Authority, ACES, Student
              Loan, Senior Lien, Ser. A-1, Rev., FRDO, 1.20%,
              5/29/03                                                                  2,200

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Short-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Texas -- Continued
$   2,000   Brazos Higher Education Authority, Student Loan,
              Ser. A-7, Rev., FRDO, 1.10%, 5/2/03                               $      2,000
   10,000   Harris County Health Facilities Development
              Authority, Hospital, Memorial Hermann, Ser. B,
              Rev., FRDO, FSA, 1.15%, 5/22/03                                         10,000
    9,800   Harris County Health Facilities Development
              Authority, Stars Memorial Hospital, Ser. B, Rev.,
              FRDO, MBIA, 1.14%, 5/21/03                                               9,800
    8,000   Houston, Texas, Hotel Occupancy, Convention &
              Entertainment, Ser. C-1, Rev., FRDO, AMBAC,
              1.11%, 5/8/03                                                            8,000
   10,000   South Texas Higher Education Authority, Ser. A-1,
              Rev., FRDO, MBIA, 1.10%, 5/15/03                                        10,000
    3,584   Texas State, Veterans Housing Assistance Fund I,
              GO, FRDO, 1.30%, 5/7/03                                                  3,584
                                                                                ------------
                                                                                      55,584

            Utah -- 1.6%
   19,450   Utah State Board of Regents, Student Loan, ACES,
              Ser. A, Class II, Rev., FRDO, 1.12%, 6/3/03                             19,450
   20,000   Utah Transit Authority, Sales Tax & Transportation,
            Light Rail Transit, Ser. R, Rev., FRDO, 1.30%, 5/1/03                     20,000
                                                                                ------------
                                                                                      39,450

            Vermont -- 0.6%
    5,200   Vermont Student Assistance Corp., Student Loans,
              Ser. G, Rev., FRDO, FSA, 1.15%, 5/28/03                                  5,200
   10,000   Vermont Student Assistance Corp., Student Loans,
              Ser. N, Rev., FRDO, AMBAC, 1.16%, 5/8/03                                10,000
                                                                                ------------
                                                                                      15,200

            Virginia -- 0.2%
    6,000   Virginia Commonwealth Transportation Board,
              FLOATS, Ser. 727, Rev., FRDO, 1.42%, 5/1/03                              6,000

            Washington -- 1.0%
   23,850   Washington State Public Power Supply System,
              Project No. 3, Electric, Ser. 3A, Rev., FRDO, MBIA,
              1.35%, 5/7/03                                                           23,850

            West Virginia -- 1.3%
   31,500   West Virginia State Parkways Economic
              Development & Tourism Authority, Rev., FRDO,
              FGIC, 1.30%, 5/7/03                                                     31,500

            Wisconsin -- 0.7%
    6,055   Milwaukee Metropolitan Sewerage District, Municipal
              Trust Certificates, Ser. ZTC-53, Class A, GO, FRDO,
              1.56%, 5/1/03                                                            6,055
   10,375   Wisconsin Public Power, Inc., Power Supply
              Systems, Ser. B, Rev., FRDO, MBIA, 1.15%, 6/6/03                        10,375
                                                                                ------------
                                                                                      16,430

                       See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)    ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Short-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Wyoming-- 0.9%
$   4,000   Wyoming Student Loan Corp., ACES, Ser. A, Rev.,
              FRDO, 1.15%, 5/14/03                                              $      4,000
    8,000   Wyoming Student Loan Corp., ACES, Ser. A, Rev.,
              FRDO, 1.23%, 6/4/03                                                      8,000
    5,800   Wyoming Student Loan Corp., ACES, Ser. B, Rev.,
              FRDO, 1.15%, 5/7/03                                                      5,800
    5,000   Wyoming Student Loan Corp., ACES, Ser. B, Rev.,
              FRDO, 1.15%, 5/14/03                                                     5,000
                                                                                ------------
                                                                                      22,800

            --------------------------------------------------------------------------------
            Total State and Municipal Obligations                                  1,055,262
              (Cost $1,055,250)
--------------------------------------------------------------------------------------------

            U.S. TREASURY SECURITY -- 0.1%
    2,370   U.S. Treasury Bill, 1.16%, 5/15/03 @                                       2,369
              (Cost $2,369)
   Shares

            MONEY MARKET FUND -- 6.6%
  158,882   JPMorgan Tax Free Money Market Fund (a)                                  158,882
              (Cost $158,882)
--------------------------------------------------------------------------------------------
            Total Short-Term Investments
              (Cost $1,216,501)                                                    1,216,513
--------------------------------------------------------------------------------------------

            Total Investments -- 100.0%                                         $  2,415,755
              (Cost $2,405,233)
--------------------------------------------------------------------------------------------

                       See notes to financial statements.

Futures Contracts
(Amounts in thousands, except number of contracts)

                                                          NOTIONAL      UNREALIZED
  NUMBER                                                  VALUE AT     APPRECIATION
    OF                                  EXPIRATION        4/30/03     (DEPRECIATION)
 CONTRACTS  DESCRIPTION                    DATE            (USD)           (USD)
-------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
   984      30 Day Federal Funds        June, 2003       $ 405,297        $  141
   330      30 Day Federal Funds        December, 2003     136,033           225
            SHORT FUTURES OUTSTANDING
   (72)     2 Year Treasury Notes       June, 2003         (15,545)          (78)
  (405)     5 Year Treasury Notes       June, 2003         (46,069)         (530)

Swap Contracts

                                                            UNDERLYING    UNREALIZED
                                               EXPIRATION    NOTIONAL    APPRECIATION
DESCRIPTIONS                                      DATE        VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------
Interest Rate Swap with Lehman Brothers
  Special Financing, swap rate lock on 5 Year
  Forward Contract rate less 3.47, JPMorgan
  receives positive, pays negative               5/12/03     $ 119,200     $ (1,742)

                       See notes to financial statements.

     JPMORGAN TAX AWARE LARGE CAP GROWTH FUND
     Portfolio of Investments

As of April 30, 2003 (unaudited)
(Amounts in thousands)

   SHARES   ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- 99.1%
--------------------------------------------------------------------------------------------

            COMMON STOCKS -- 99.1%
            Banking -- 1.2%
       65   Fifth Third Bancorp                                                 $      3,189

            Biotechnology -- 5.5%
      130   Amgen, Inc. *                                                              7,945
      162   Applied Biosystems Group (Applera Corp.)                                   2,843
       37   Gilead Sciences, Inc. *                                                    1,726
       50   MedImmune, Inc. *                                                          1,778
                                                                                ------------
                                                                                      14,292
            Broadcasting/Cable -- 0.6%
       49   USA Networks, Inc. *                                                       1,468

            Business Services -- 2.4%
      159   First Data Corp.                                                           6,238

            Computer Networks -- 2.6%
      456   Cisco Systems, Inc. *                                                      6,856

            Computer Software -- 9.2%
       46   Affiliated Computer Services, Inc., Class A *                              2,185
      728   Microsoft Corp.                                                           18,614
      277   Oracle Corp. *                                                             3,290
                                                                                ------------
                                                                                      24,089
            Computers/Computer Hardware -- 5.3%
      206   Dell Computer Corp. *                                                      5,947
       92   International Business Machines Corp.                                      7,794
                                                                                ------------
                                                                                      13,741
            Consumer Products -- 4.4%
       98   Colgate-Palmolive Co.                                                      5,603
       67   Procter & Gamble Co.                                                       6,008
                                                                                ------------
                                                                                      11,611
            Diversified -- 5.5%
      485   General Electric Co.                                                      14,283

            Electronics/Electrical Equipment -- 1.0%
       49   Emerson Electric Co.                                                       2,494

            Financial Services -- 7.9%
      146   American Express Co.                                                       5,543
       80   Citigroup, Inc.                                                            3,156
       92   Fannie Mae                                                                 6,666
       53   Goldman Sachs Group, Inc.                                                  4,045
       25   Legg Mason, Inc.                                                           1,358
                                                                                ------------
                                                                                      20,768
            Food/Beverage Products -- 5.8%
       67   PepsiCo, Inc.                                                              2,885
      190   The Coca-Cola Co.                                                          7,676
       73   Unilever NV, N.Y. Registered Shares
             (The Netherlands)                                                         4,578
                                                                                ------------
                                                                                      15,139

                       See notes to financial statements.

   SHARES   ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Health Care/Health Care Services -- 3.1%
       33   Cardinal Health, Inc.                                               $      1,850
      131   Medtronic, Inc.                                                            6,269
                                                                                ------------
                                                                                       8,119
            Insurance -- 2.4%
       66   AMBAC Financial Group, Inc.                                                3,840
       44   American International Group, Inc.                                         2,561
                                                                                ------------
                                                                                       6,401
            Multi-Media -- 2.9%
       65   Comcast Corp., Special Class A *                                           1,956
       84   The Walt Disney Co.                                                        1,569
       92   Viacom, Inc., Class B *                                                    3,994
                                                                                ------------
                                                                                       7,519
            Oil & Gas -- 2.2%
       57   Anadarko Petroleum Corp.                                                   2,531
       93   Exxon Mobil Corp.                                                          3,273
                                                                                ------------
                                                                                       5,804
            Pharmaceuticals -- 19.2%
      167   Abbott Laboratories                                                        6,773
       96   Eli Lilly & Co.                                                            6,095
       37   Forest Laboratories, Inc. *                                                1,903
      181   Johnson & Johnson                                                         10,210
       75   Merck & Co., Inc.                                                          4,375
      462   Pfizer, Inc.                                                              14,221
       54   Teva Pharmaceutical Industries LTD (Israel), ADR                           2,536
       98   Wyeth                                                                      4,275
                                                                                ------------
                                                                                      50,388
            Restaurants/Food Services -- 1.5%
      160   Yum! Brands, Inc. *                                                        3,952

            Retailing -- 8.6%
       36   Bed Bath & Beyond, Inc. *                                                  1,403
      140   Home Depot, Inc.                                                           3,949
       62   Kohl's Corp. *                                                             3,520
      243   Wal-Mart Stores, Inc.                                                     13,680
                                                                                ------------
                                                                                      22,552
            Semi-Conductors -- 6.1%
       42   Altera Corp. *                                                               659
      197   Applied Materials, Inc. *                                                  2,882
      539   Intel Corp.                                                                9,915
       75   Linear Technology Corp.                                                    2,578
                                                                                ------------
                                                                                      16,034
            Telecommunications -- 0.6%
       40   Verizon Communications, Inc.                                               1,495

                       See notes to financial statements.

   SHARES   ISSUER                                                                     VALUE
--------------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------

            Telecommunications Equipment -- 1.1%
      172   Nokia OYJ (Finland), ADR                                            $      2,857
            --------------------------------------------------------------------------------
            Total Common Stocks                                                      259,289
              (Cost $280,922)
--------------------------------------------------------------------------------------------
     Short-Term Investment -- 0.9%
--------------------------------------------------------------------------------------------
             MONEY MARKET FUND -- 0.9%
    2,366    JPMorgan Prime Money Market Fund (a)                                      2,366
               (Cost $2,366)
--------------------------------------------------------------------------------------------
             Total Investments -- 100.0%                                        $    261,655
               (Cost $283,288)
--------------------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN TAX AWARE LARGE CAP VALUE FUND
     Portfolio of Investments

As of April 30, 2003 (unaudited)
(Amounts in thousands)

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- 99.4%
---------------------------------------------------------------------------------

             COMMON STOCKS -- 99.4%
             Agricultural Production/Services -- 1.4%
      148    Altria Group, Inc.                                      $      4,544

             Apparel -- 1.6%
      185    Jones Apparel Group, Inc. *                                    5,282

             Automotive -- 1.7%
       68    Johnson Controls, Inc.                                         5,584

             Banking -- 8.9%
      196    Bank One Corp.                                                 7,080
      261    U.S. Bancorp                                                   5,781
      227    Wachovia Corp.                                                 8,655
      140    Wells Fargo & Co.                                              6,756
                                                                     ------------
                                                                           28,272

             Business Services -- 1.8%
      366    Accenture LTD (Bermuda), Class A *                             5,863

             Chemicals -- 4.7%
       97    Potash Corp. of Saskatchewan (Canada)                          5,977
      157    Praxair, Inc.                                                  9,130
                                                                     ------------
                                                                           15,107

             Computers/Computer Hardware -- 3.0%
      205    Hewlett-Packard Co.                                            3,348
       73    International Business Machines Corp.                          6,196
                                                                     ------------
                                                                            9,544

             Consumer Products -- 2.9%
      103    Procter & Gamble Co.                                           9,267

             Diversified -- 1.5%
      312    Tyco International LTD (Bermuda)                               4,860

             Financial Services -- 16.5%
      262    CIT Group, Inc.                                                5,337
      439    Citigroup, Inc.                                               17,228
      128    Fannie Mae                                                     9,295
      110    Goldman Sachs Group, Inc.                                      8,334
      256    Janus Capital Group, Inc.                                      3,561
      121    Merrill Lynch & Co., Inc.                                      4,967
       99    Washington Mutual, Inc.                                        3,926
                                                                     ------------
                                                                           52,648

             Food/Beverage Products -- 1.2%
       96    The Coca-Cola Co.                                              3,878

             Health Care/Health Care Services -- 1.1%
       58    C.R. Bard, Inc.                                                3,644

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Insurance -- 6.7%
      177    AMBAC Financial Group, Inc.                             $     10,316
      297    The Allstate Corp.                                            11,224
                                                                     ------------
                                                                           21,540

             Machinery & Engineering Equipment -- 1.5%
       89    Caterpillar, Inc.                                              4,669

             Manufacturing -- 1.5%
      141    Honeywell International, Inc.                                  3,328
       86    Timken Co.                                                     1,522
                                                                     ------------
                                                                            4,850

             Metals/Mining -- 1.9%
      272    Alcoa, Inc.                                                    6,239

             Multi-Media -- 4.2%
      252    Comcast Corp., Special Class A *                               7,566
      531    Liberty Media Corp., Class A *                                 5,840
                                                                     ------------
                                                                           13,406

             Oil & Gas -- 12.2%
      170    Baker Hughes, Inc.                                             4,760
       82    ChevronTexaco Corp.                                            5,162
      137    ConocoPhillips                                                 6,891
      501    Exxon Mobil Corp.                                             17,629
      208    GlobalSantaFe Corp.                                            4,395
                                                                     ------------
                                                                           38,837

             Packaging -- 2.0%
      453    Smurfit-Stone Container Corp. *                                6,377

             Pharmaceuticals -- 3.1%
       66    Eli Lilly & Co.                                                4,184
      157    Schering-Plough Corp.                                          2,842
       69    Wyeth                                                          3,011
                                                                     ------------
                                                                           10,037

             Real Estate Investment Trust -- 2.4%
      341    Archstone-Smith Trust                                          7,768

             Restaurants/Food Services -- 1.5%
      290    McDonald's Corp.                                               4,959

             Retailing -- 4.1%
      236    CVS Corp.                                                      5,704
      392    The TJX Companies, Inc.                                        7,546
                                                                     ------------
                                                                           13,250

             Telecommunications -- 5.5%
      264    SBC Communications, Inc.                                       6,162
      312    Verizon Communications, Inc.                                  11,645
                                                                     ------------
                                                                           17,807

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Utilities -- 6.5%
      212    American Electric Power Co., Inc.                       $      5,593
      215    DTE Energy Co.                                                 8,685
      159    Progress Energy, Inc.                                          6,643
                                                                     ------------
                                                                           20,921
             --------------------------------------------------------------------
             Total Common Stocks                                          319,153
               (Cost $359,205)
---------------------------------------------------------------------------------

     Short-Term Investments -- 0.6%
---------------------------------------------------------------------------------

             MONEY MARKET FUND -- 0.6%
    1,831    JPMorgan Prime Money Market Fund (a)                           1,831
               (Cost $1,831)
---------------------------------------------------------------------------------
              Total Investments -- 100.0%                            $    320,984
                (Cost $361,036)
---------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND
     Portfolio of Investments

As of April 30, 2003 (unaudited)
(Amounts in thousands)

PRINCIPAL
 AMOUNT
  (USD)      ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- 82.0%
---------------------------------------------------------------------------------

             STATE AND MUNICIPAL OBLIGATIONS -- 75.3%
             Alabama -- 0.4%
$   1,000    Alabama State Docks Department, Dock Facilities,
               Rev., MBIA, 6.00%, 10/1/06                            $      1,141

             Alaska -- 0.4%
    1,000    Valdez, Alaska, Marine Terminal,
               Arco Transportation Project, Ser. B, Rev., Adj.,
               2.00%, 5/1/31                                                1,001

             Arizona -- 4.8%
    3,480    Arizona School Facilities Board, COP, Ser. A, MBIA,
               4.00%, 9/1/04                                                3,605
    4,735    Arizona State Transportation Board, Ser. A, Rev.,
               5.00%, 7/1/09                                                5,323
    1,000    Maricopa County School District No. 6-Washington
             Elementary, Ser. B, GO, 7.10%, 7/1/06                          1,159
    2,000    Northern Arizona University, Rev., FGIC,
               4.00%, 6/1/06                                                2,141
    1,090    Salt River Project Agricultural Improvement
               & Power District, Electric Systems, Ser. A,
               Rev., 5.75%, 1/1/07                                          1,228
                                                                     ------------
                                                                           13,456

             California -- 3.6%
    1,000    California State, GO, 7.00%, 8/1/07                            1,169
    4,335    Los Angeles Department of Water & Power,
               Waterworks, Ser. B, Rev., MBIA, 4.00%, 7/1/05                4,586
    3,000    Los Angeles Unified School District, Election of
               1997, Ser. F, GO, FSA, 4.50%, 7/1/13                         3,224
    1,000    Santa Clara County Financing Authority, Measure B
               Transportation Improvement Program, Rev.,
               4.00%, 8/1/05                                                1,052
                                                                     ------------
                                                                           10,031

             Colorado -- 2.4%
    1,540    Colorado Department of Transportation, Ser. A,
               TRAN, Rev., 5.00%, 6/15/06                                   1,696
    2,000    E-470 Public Highway Authority, Ser. C, Rev.,
               MBIA, 6.00%, 9/1/06                                          2,277
    2,390    Metro Wastewater Reclamation District,  Ser.
               2002-A, Rev., 5.25%, 4/1/07                                  2,666
                                                                     ------------
                                                                            6,639

             District of Columbia -- 0.4%
    1,000    District of Columbia, Ser. A-3, GO, AMBAC, (p),
               5.40%, 6/1/05                                                1,082

             Florida -- 0.4%
    1,000    Escambia County Health Facilities Authority,
               Ascension Health Credit, Ser. A, Rev.,
               5.00%, 11/15/06                                              1,100

                       See notes to financial statements.

PRINCIPAL
 AMOUNT
  (USD)      ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Georgia -- 1.9%
$   1,680    Fulco Hospital Authority, Health Systems, Catholic
               Health East, Ser. A, Rev., RAC, MBIA,
               5.50%, 11/15/08                                       $      1,933
    3,000    Georgia State, Ser. B, GO, 5.13%, 5/1/14                       3,332
                                                                     ------------
                                                                            5,265

             Hawaii -- 0.8%
    1,850    Honolulu City & County, Ser. A, GO, FGIC,
               7.35%, 7/1/06                                                2,162

             Illinois -- 6.6%
    2,500    Chicago Metropolitan Water Reclamation
               District-Greater Chicago, GO, 5.85%, 12/1/05                 2,771
    4,000    Illinois Development Finance Authority, Gas Supply,
               Peoples Gas Light & Coke, Ser. B, Rev., Adj.,
             AMBAC, 3.05%, 2/1/33                                           4,096
    2,500    Illinois Development Finance Authority, PCR, Illinois
               Power Company Project, Ser. A, Rev., (p),
               7.38%, 7/1/21                                                2,970
    1,350    Illinois Health Facilities Authority, University of
               Chicago Hospital System, Rev., MBIA,
               5.00%, 8/15/07                                               1,498
    1,315    Illinois State, 1st Ser., GO, 5.00%, 10/1/05                   1,422
    5,000    Illinois State, 1st Ser., GO, 5.00%, 8/1/07                    5,525
                                                                     ------------
                                                                           18,282

             Indiana -- 1.4%
    3,500    Indiana Transportation Finance Authority, Aiport
               Facilities Lease, Ser. A, Rev., AMBAC,
               6.00%, 11/1/06                                               3,963

             Maryland -- 1.2%
    2,000    Maryland State Health & Higher Educational
               Facilities Authority, Johns Hopkins Hospital,
               Ser. A, Rev., 4.50%, 8/1/05                                  2,136
    1,000    Maryland State, State & Local Facilities Loan, 1st
               Ser. B, GO, 5.00%, 7/15/06                                   1,104
                                                                     ------------
                                                                            3,240

             Massachusetts -- 1.4%
    3,515    Massachusetts State, CONS, Ser. C, GO,
               5.25%, 12/1/07                                               3,963

             Michigan -- 1.8%
    3,000    Michigan State Hospital Finance Authority,
               Ascension Health Credit, Ser. B, Rev., Adj.,
               5.38%, 11/15/33                                              3,360
      645    Michigan State University, Ser. A-2, Rev., Adj.,
               1.35%, 8/15/22                                                 645
    1,000    Michigan Strategic Fund, Dow Chemical Project,
             Rev., Adj., 4.60%, 6/1/14                                      1,018
                                                                     ------------
                                                                            5,023

                       See notes to financial statements.

PRINCIPAL
 AMOUNT
  (USD)      ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Mississippi -- 2.5%
$   6,230    Mississippi State, Capital Improvements, Ser. A,
               GO, 6.00%, 7/1/06                                     $      7,032

             Nevada -- 1.5%
    3,795    University Of Nevada, Community College, Ser. A,
               Rev., FSA, 5.00%, 7/1/07                                     4,218

             New Jersey -- 2.2%
    1,280    Essex County, Ser. A-1, GO, FGIC,
               6.00%, 11/15/05                                              1,423
    1,595    New Jersey Building Authority, Rev.,
               5.50%, 6/15/06 @                                             1,772
    2,575    New Jersey State, Ser. J, GO, 5.00%, 7/15/08                   2,890
                                                                     ------------
                                                                            6,085

             New Mexico -- 0.8%
    1,000    New Mexico State Highway Commission, Sub Lien,
               Ser. A, Rev., 5.50%, 6/15/06                                 1,116
    1,000    New Mexico State Highway Commission, Sub Lien,
               Ser. B, Rev., 5.00%, 6/15/06                                 1,098
                                                                     ------------
                                                                            2,214

             New York -- 10.8%
    3,500    Long Island Power Authority, Electric Systems, Ser.
               B, Rev., 5.00%, 6/1/06                                       3,764
    2,800    Municipal Assistance Corp. for the City of New
               York, Ser. O, Rev., 5.25%, 7/1/08                            3,164
    2,500    Municipal Assistance Corp. for the City Of New
               York., Ser. G, Rev., 6.00%, 7/1/06                           2,827
    2,000    New York City Health & Hospital Corp., Health
               Systems, Ser. A, Rev., AMBAC, 5.00%, 2/15/09                 2,220
    2,000    New York City Transitional Finance Authority,
               Future Tax Secured, Ser. B, Rev., Adj.,
               5.25%, 2/1/29                                                2,173
      800    New York City, New York, Ser. B, GO,
               5.10%, 8/1/08                                                  864
    5,000    New York City, New York, Ser. D, GO, MBIA,
               6.20%, 2/1/07                                                5,672
    1,400    New York City, New York, Ser. F, GO,
               5.70%, 8/1/06                                                1,536
    3,000    New York City, New York, Ser. G, GO,
               5.00%, 8/1/07                                                3,236
    3,505    New York State Dormitory Authority, Fourth
               Generation, City University System, Ser. A,  Rev.,
               CONS, 5.00%, 7/1/06                                          3,818
    1,000    New York State, Ser. D, GO, 5.25%, 7/15/08                     1,123
                                                                     ------------
                                                                           30,397

             North Carolina -- 0.2%
      500    North Carolina Municipal Power Agency No. 1,
               Catawba, Taxable, Ser. B, Rev., 3.26%, 1/1/05                  504

                       See notes to financial statements.

PRINCIPAL
 AMOUNT
  (USD)      ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Ohio -- 4.4%
$   2,500    Ohio State Air Quality Development Authority, Ohio
               Edison Project, Ser. A,  Rev., Adj., AMBAC,
               3.25%, 2/1/15                                         $      2,563
    2,600    Ohio State, Common School Capital Facilities, Ser.
               A, GO, 5.75%, 6/15/06                                        2,918
    1,000    Ohio State, Highway Capital Improvement, Ser. C,
               GO, 5.00%, 5/1/06                                            1,096
    2,000    Ohio State, Infrastructure Improvement, Ser. A,
               GO, 4.50%, 8/1/04                                            2,080
    3,300    Ohio State, Major New State Infrastructure, Rev.,
               5.00%, 6/15/05                                               3,540
                                                                     ------------
                                                                           12,197

             Oklahoma -- 0.7%
    1,845    Oklahoma State Capital Improvement Authority,
               Highway Capital Improvement, Rev., MBIA,
               5.00%, 6/1/08                                                2,067

             Oregon -- 5.2%
    1,200    Crook County School District, GO, FSA,
               5.00%, 2/1/09                                                1,334
    2,095    Oregon State Department of Administrative
               Services, Rev., FSA, 2.50%, 9/1/04                           2,131
    7,960    Oregon State Department of Administrative
               Services, Rev., FSA, 5.00%, 9/1/08                           8,933
    2,000    Tri-County Metropolitan Transportation District, Light
               Rail Extension, Ser. A, GO, 5.00%, 7/1/05                    2,148
                                                                     ------------
                                                                           14,546

             Pennsylvania -- 1.6%
    1,000    Pennsylvania IDA, Economic Development, Rev.,
               AMBAC, 7.00%, 7/1/06                                         1,158
    2,000    Philadelphia, Pennsyvania, Water & Wastewater
               Systems, Ser. 1999, Rev., AMBAC,
               5.00%, 12/15/05                                              2,177
    1,000    Pittsburgh, Pennsylvania, Ser. 2002-2004,2006,
             2008 & 2009, GO, AMBAC, 5.00%, 9/1/06                          1,104
                                                                     ------------
                                                                            4,439

             Puerto Rico -- 3.6%
    1,000    Puerto Rico Commonwealth, GO, 5.30%, 7/1/04                    1,044
    5,000    Puerto Rico Commonwealth, Ser. C, Adj., GO, MBIA,
               5.00%, 7/1/28                                                5,539
    3,000    Puerto Rico Highway & Transportation Authority,
               Ser. AA, Rev., 5.00%, 7/1/07                                 3,279
                                                                     ------------
                                                                            9,862

             South Carolina -- 1.4%
    1,855    Charleston, South Carolina, Public Facilities Corp.,
               COP, 5.00%, 9/1/12                                           2,069
    1,715    Piedmont Municipal Power Agency, Electric, Ser. A,
               Rev, FGIC, 6.25%, 1/1/05                                     1,850
                                                                     ------------
                                                                            3,919

                       See notes to financial statements.

PRINCIPAL
 AMOUNT
  (USD)      ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Texas -- 10.6%
$   1,000    Austin, Texas, Electric Utilities Systems, Rev.,
               FSA, 5.50%, 11/15/13                                  $      1,153
    1,065    Bexar County Health Facilities Development Corp.,
               Baptist Memorial Hospital System Project, Rev.,
               MBIA, (p), 6.63%, 2/15/13                                    1,160
    1,155    College Station, Texas, Ultililty Systems, Rev.,
               FSA, 4.50%, 2/1/07                                           1,251
    3,500    Dallas, Texas, Waterworks & Sewage Systems, Ser.
             A, Rev., 4.00%, 10/1/04                                        3,628
    2,990    Houston, Texas, Hotel Occupancy Tax,
               Convention & Entertainment, Ser. A, Rev., AMBAC,
               5.00%, 9/1/06                                                3,300
    2,790    Lower Colorado River Authority, Transmission
               Contract, Rev., FSA, 5.00%, 5/15/07                          3,086
    1,065    San Antonio, Texas, Water, Rev., FGIC,
               6.00%, 5/15/06                                               1,199
    3,000    Texas State Turnpike Authority, Highway
               Improvements, Rev., BAN, 5.00%, 6/1/08                       3,332
    1,000    Texas State, Public Finance Authority, GO,
               5.25%, 10/1/09                                               1,112
    3,000    Travis County Health Facilities Development Corp.,
               Ascension Health Credit, Ser. A, Rev., MBIA,
               5.75%, 11/15/07                                              3,397
    3,025    University of Houston, CONS, Ser. B, Rev., FSA,
               5.00%, 2/15/06                                               3,293
    3,075    University of Texas, Financing Systems, Ser. A,
               Rev., 5.38%, 8/15/16                                         3,458
                                                                     ------------
                                                                           29,369

             Washington -- 1.2%
    2,000    Snohomish County Public Utility District No 1,
               Electric, Rev., 5.00%, 12/1/05                               2,156
    1,000    Washington Public Power Supply System, Nuclear
               Project No. 2., Ser. A, Rev., 4.80%, 7/1/04                  1,039
                                                                     ------------
                                                                            3,195

             Wisconsin -- 1.1%
    1,895    Milwaukee, Wisconsin, Ser. T, GO, 4.50%, 9/1/04                1,975
    1,035    Wisconsin State, Ser. C, GO, MBIA, 5.00%, 5/1/07               1,144
                                                                     ------------
                                                                            3,119
             --------------------------------------------------------------------
             Total State and Municipal Obligations                        209,511
             (Cost $208,074)
             --------------------------------------------------------------------

             CORPORATE NOTES & BONDS -- 0.8%
             Automotive -- 0.1%
      360    General Motors Acceptance Corp., 6.75%, 1/15/06
               Financial Services -- 0.6%                                     380
      400    Credit Suisse First Boston USA, Inc.,
               5.75%, 4/15/07                                                 437
      550    Household Finance Corp., 2.09%, 1/15/04,
               FRN, MTN                                                       552

                       See notes to financial statements.

PRINCIPAL
 AMOUNT
  (USD)      ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments  -- Continued
---------------------------------------------------------------------------------

             Automotive  -- Continued
$     400    International Lease Finance Corp., 4.00%, 1/17/06,
               Ser. O, MTN                                           $        406

             Telecommunications -- 0.1%
      355    Sprint Capital Corp., 6.00%, 1/15/07                             362
             --------------------------------------------------------------------
             Total Corporate Notes & Bonds                                  2,137
             (Cost $2,106)
             --------------------------------------------------------------------

             RESIDENTIAL MORTGAGE BACKED SECURITIES -- 5.9%
             Mortgage Backed Pass-Through Securities -- 5.9%
   15,850    Federal Home Loan Mortgage Corp., 5.50%,
               5/15/33, Gold Pool, TBA                                     16,281
               (Cost $15,986)
---------------------------------------------------------------------------------
             Total Long-Term Investments                                  227,929
             (Cost $226,166)
---------------------------------------------------------------------------------
         Short-Term Investments -- 18.0%
---------------------------------------------------------------------------------
             STATE AND MUNICIPAL OBLIGATION -- 0.4%
             North Carolina -- 0.4%
    1,000    North Carolina Municipal Power Agency No. 1,
             Catawba, Taxable, Ser. B, Rev., 2.95%, 1/1/04                  1,003
             (Cost $1,000)

   SHARES
             MONEY MARKET FUND -- 17.6%
   48,859    JPMorgan Tax Free Money Market Fund (a)                       48,859
             (Cost $48,859)
---------------------------------------------------------------------------------
             Total Short-Term Investments                                  49,862
             (Cost $49,859)
---------------------------------------------------------------------------------
             Total Investments -- 100.0%                             $    277,791
             (Cost $276,025)
---------------------------------------------------------------------------------

                       See notes to financial statements.

Futures Contracts
(Amounts in thousands, except number of contracts)
--------------------------------------------------------------------------------

                                                           NOTIONAL      UNREALIZED
  NUMBER                                                   VALUE AT     APPRECIATION
    OF                                     EXPIRATION      4/30/03     (DEPRECIATION)
 CONTRACTS   DESCRIPTION                      DATE          (USD)          (USD)
---------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
    35       30 Day Federal Funds        December, 2003    $ 14,428        $  24
   106       30 Day Federal Funds        June, 2003          43,660           15
             SHORT FUTURES OUTSTANDING
    (7)      2 Year Treasury Notes       June, 2003          (1,511)          (7)
   (32)      5 Year Treasury Notes       June, 2003          (3,640)         (34)

Swap Contracts
--------------------------------------------------------------------------------

                                                          UNDERLYING     UNREALIZED
                                            EXPIRATION     NOTIONAL     APPRECIATION
DESCRIPTIONS                                  DATE          VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------
Interest Rate Swap with Morgan
Stanley Capital Services, semi-annual
payment of 3.415% and semi-annual
receipt of weekly average BMA                7/1/13        $ 3,150         $   1

Interest Rate Swap with Morgan
Stanley Capital Services, semi-annual
payment of 3.750% and semi-annual
receipt of weekly average BMA                5/1/13          9,500          (297)

Interest Rate Swap with Lehman
Brothers Special Financing, swap rate
lock on 5 Year Forward Contract rate
less 3.47, JPMorgan receives positive,
pays negative                                5/12/03         9,000          (132)

                       See notes to financial statements.

     JPMORGAN TAX AWARE U.S. EQUITY FUND
     Portfolio of Investments

As of April 30, 2003 (unaudited)
(Amounts in thousands)

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- 98.0%
---------------------------------------------------------------------------------

             COMMON STOCKS -- 98.0%
             Aerospace -- 1.0%
       88    United Technologies Corp.                               $      5,439

             Agricultural Production/Services -- 0.8%
      142    Altria Group, Inc.                                             4,357

             Apparel -- 1.1%
      118    Jones Apparel Group, Inc. *                                    3,365
       50    Nike, Inc., Class B                                            2,677
                                                                     ------------
                                                                            6,042

             Automotive -- 1.5%
      106    Johnson Controls, Inc.                                         8,742

             Banking -- 5.2%
      241    Bank One Corp.                                                 8,688
      143    Mellon Financial Corp.                                         3,782
      516    U.S. Bancorp                                                  11,421
      149    Wachovia Corp.                                                 5,682
                                                                     ------------
                                                                           29,573

             Biotechnology -- 1.9%
      114    Amgen, Inc. *                                                  6,977
      110    MedImmune, Inc. *                                              3,880
                                                                     ------------
                                                                           10,857

             Business Services -- 1.1%
      216    Accenture LTD (Bermuda), Class A *                             3,461
       75    First Data Corp.                                               2,942
                                                                     ------------
                                                                            6,403

             Chemicals -- 0.8%
      100    Air Products & Chemicals, Inc.                                 4,307

             Computer Networks -- 1.7%
      644    Cisco Systems, Inc. *                                          9,682

             Computer Software -- 4.5%
      838    Microsoft Corp.                                               21,416
      350    Oracle Corp. *                                                 4,158
                                                                     ------------
                                                                           25,574

             Computers/Computer Hardware -- 3.8%
      171    Dell Computer Corp. *                                          4,945
      130    Hewlett-Packard Co.                                            2,119
      169    International Business Machines Corp.                         14,312
                                                                     ------------
                                                                           21,376

             Consumer Products -- 4.7%
       70    Colgate-Palmolive Co.                                          3,996
      166    Procter & Gamble Co.                                          14,949
      252    The Gillette Co.                                               7,679
                                                                     ------------
                                                                           26,624

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Diversified -- 4.7%
      730    General Electric Co.                                    $     21,504
      329    Tyco International LTD (Bermuda)                               5,137
                                                                     ------------
                                                                           26,641

             Financial Services -- 9.5%
       98    Capital One Financial Corp.                                    4,082
       62    CIT Group, Inc.                                                1,263
      535    Citigroup, Inc.                                               20,982
      178    Fannie Mae                                                    12,893
      122    Goldman Sachs Group, Inc.                                      9,283
      128    The Charles Schwab Corp.                                       1,107
      128    Washington Mutual, Inc.                                        5,052
                                                                     ------------
                                                                           54,662

             Food/Beverage Products -- 3.3%
       68    Kraft Foods, Inc., Class A                                     2,090
      124    PepsiCo, Inc.                                                  5,345
      284    The Coca-Cola Co.                                             11,459
                                                                     ------------
                                                                           18,894

             Health Care/Health Care Services -- 1.9%
      123    Becton, Dickinson & Co.                                        4,354
      167    Guidant Corp. *                                                6,512
                                                                     ------------
                                                                           10,866

             Insurance -- 5.3%
      193    AMBAC Financial Group, Inc.                                   11,248
      166    American International Group, Inc.                             9,615
      172    The Allstate Corp.                                             6,489
      183    Travelers Property Casualty Corp., Class A                     2,975
                                                                     ------------
                                                                           30,327

             Machinery & Engineering Equipment -- 1.0%
      131    Deere & Co.                                                    5,786

             Manufacturing -- 1.4%
      116    Danaher Corp.                                                  8,015

             Metals/Mining -- 0.8%
      192    Alcoa, Inc.                                                    4,411

             Multi-Media -- 5.4%
      316    Comcast Corp., Special Class A *                               9,488
      143    News Corp., LTD, ADR (Australia)                               4,030
      173    Tribune Co.                                                    8,464
      197    Viacom, Inc., Class B *                                        8,537
                                                                     ------------
                                                                           30,519

             Oil & Gas -- 7.4%
       60    Anadarko Petroleum Corp.                                       2,664
      239    Baker Hughes, Inc.                                             6,686
      183    ChevronTexaco Corp.                                           11,483
      617    Exxon Mobil Corp.                                             21,736
                                                                     ------------
                                                                           42,569

             Paper/Forest Products -- 1.3%
      162    Temple-Inland, Inc.                                            7,348

                       See notes to financial statements.

   SHARES    ISSUER                                                         VALUE
---------------------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------------------

             Pharmaceuticals -- 9.8%
      161    Bristol-Myers Squibb Co.                                $      4,111
      152    Eli Lilly & Co.                                                9,696
       50    Forest Laboratories, Inc. *                                    2,586
      206    Johnson & Johnson                                             11,583
      606    Pfizer, Inc.                                                  18,650
      150    Schering-Plough Corp.                                          2,711
      164    Wyeth                                                          7,129
                                                                     ------------
                                                                           56,466

             Restaurants/Food Services -- 0.5%
      110    Yum! Brands, Inc. *                                            2,717

             Retailing -- 7.1%
       60    CVS Corp.                                                      1,453
      243    Home Depot, Inc.                                               6,826
      218    Target Corp.                                                   7,297
      383    The TJX Companies, Inc.                                        7,365
      317    Wal-Mart Stores, Inc.                                         17,829
                                                                     ------------
                                                                           40,770

             Semi-Conductors -- 2.7%
      154    Altera Corp. *                                                 2,428
      119    Applied Materials, Inc. *                                      1,745
      485    Intel Corp.                                                    8,917
       63    Linear Technology Corp.                                        2,172
                                                                     ------------
                                                                           15,262

             Shipping/Transportation -- 1.5%
      142    Union Pacific Corp.                                            8,422

             Telecommunications -- 3.1%
      255    SBC Communications, Inc.                                       5,965
      307    Verizon Communications, Inc.                                  11,487
                                                                     ------------
                                                                           17,452

             Telecommunications Equipment -- 0.8%
      198    Motorola, Inc.                                                 1,564
       91    QUALCOMM, Inc.                                                 2,899
                                                                     ------------
                                                                            4,463

             Utilities -- 2.4%
       50    Consolidated Edison, Inc.                                      1,944
      143    DTE Energy Co.                                                 5,757
      171    Pinnacle West Capital Corp.                                    5,681
                                                                     ------------
                                                                           13,382
             --------------------------------------------------------------------
             Total Common Stocks                                          557,948
             (Cost $631,000)
---------------------------------------------------------------------------------

     Short-Term Investments -- 2.0%
---------------------------------------------------------------------------------

             MONEY MARKET FUND -- 2.0%
   11,470    JPMorgan Prime Money Market Fund (a)                          11,470
             (Cost $11,470)
---------------------------------------------------------------------------------
             Total Investments -- 100.0%                             $    569,418
             (Cost $642,470)
---------------------------------------------------------------------------------

                       See notes to financial statements.

Abbreviations:
*       -- Non-income producing security.
^       -- Amount rounds to less than 0.1%.
^^      -- Amount rounds to less than one thousand.
+       -- All or a portion of this security is segregated for TBA, when issued, delayed delivery, swaps or unsettled trades.
#       -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@       -- Securities fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a)     -- Affiliated. Money market fund registered under the Investment Company
           Act of 1940, as ammended and advised by JPMorgan Investment Management, Inc.
Adj.    -- Adjustable. The interest rate shown is the rate in effect at April
           30, 2003.
(i)     -- Security is considered illiquid and may be difficult to sell.
(p)     -- Security is prerefunded or escrowed to maturity. The maturity date shown is the date of the prerefunded call.
ACES    -- Auction Rate Securities.
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corp.
BAN     -- Bond Anticipation Note.
CONS    -- Consolidated Bonds.
COP     -- Certificates of Participation.
FGIC    -- Financial Guaranty Insurance Co.
FLOATS  -- Floating Auction Tax Exempts.
FRDO    -- Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at April 30, 2003.
FRN     -- Floating Rate Note. The interset rate shown is the rate in effect at
           April 30, 2003.
FSA     -- Financial Securities Assistance.
GDR     -- Global Depositary Receipt
GO      -- General Obligation Bond.
IDA     -- Industrial Development Authority.
MBIA    -- Municipal Bond Insurance Association.
MTN     -- Medium Term Note.
PCR     -- Pollution Control Revenue.
RAC     -- Revenue Anticipation Certificate.
RAMS    -- Reverse Annuity Mortgage Security.
RAN     -- Revenue Anticipation Note.
Rev.    -- Revenue Bond.
Ser.    -- Series.
TBA     -- To Be Announced.
TRAN    -- Tax & Revenue Anticipation Note.
AUD     -- Australian Dollar.
CAD     -- Canadian Dollar.
CHF     -- Swiss Franc.
EUR     -- Euro.
GBP     -- Great Britain Pound.
HKD     -- Hong Kong Dollar.
JPY     -- Japanese Yen.
SGD     -- Singapore Dollar.
USD     -- United States Dollar.

                       See notes to financial statements.

     JPMORGAN FUNDS
     Statement of Assets and Liabilities

As of April 30, 2003 (unaudited)
(Amounts in thousands, except per share amounts)

                                                           FLEMING TAX AWARE      TAX AWARE
                                                             INTERNATIONAL       DISCIPLINED
                                                             OPPORTUNITIES         EQUITY
                                                                  FUND              FUND
-------------------------------------------------------------------------------------------------
   ASSETS:
     Investment securities, at value                        $       119,274    $       177,209
     Cash                                                               506                  7
     Foreign currency, at value                                          14                 --
     Receivables:
      Investment securities sold                                        941              6,255
      Fund shares sold                                                   20                264
      Interest and dividends                                            505                192
      Foreign tax reclaim                                               315                 --
      Unrealized appreciation on forward foreign
        currency contracts                                              915                 --
      Expense reimbursements                                              1                 --
-------------------------------------------------------------------------------------------------
   Total Assets                                                     122,491            183,927
-------------------------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
      Investment securities purchased                                 1,236              6,015
      Fund shares redeemed                                                8                 77
      Unrealized depreciation on forward foreign
        currency contracts                                              808                 --
     Accrued liabilities:
      Investment advisory fees                                           67                 49
      Administration fees                                                --                 11
      Distribution fees                                                   1                 --
      Custodian fees                                                     38                  8
      Trustee's fees - deferred compensation plan                        --^                --^
      Other                                                              25                 37
-------------------------------------------------------------------------------------------------
   Total Liabiliites                                                  2,183              6,197
-------------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                                186,161            309,814
     Accumulated undistributed (overdistributed)
      net investment income                                             866                120
     Accumulated net realized gain (loss) on investments,
      futures and foreign exchange transactions                     (61,349)          (127,447)
     Net unrealized appreciation (depreciation) on
      investments and foreign exchange translations                  (5,370)            (4,757)
-------------------------------------------------------------------------------------------------
   Total Net Assets                                         $       120,308    $       177,730
-------------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding
   ($0.001 par value; unlimited number of
   shares authorized):
     Class A                                                            540                 --
     Class B                                                              6                 --
     Class C                                                              1                 --
     Institutional                                                   10,652             14,604
   Net Asset Value:
     Class A (and redemption price)                         $         10.61    $            --
     Class B*                                               $         10.52    $            --
     Class C*                                               $         10.51    $            --
     Institutional (and redemption price)                   $         10.75    $         12.17
   Class A Maximum Public Offering Price Per Share
     (net asset value per share/94.25%)                     $         11.26    $            --
-------------------------------------------------------------------------------------------------
   Cost of investments                                      $       124,809    $       181,966
-------------------------------------------------------------------------------------------------
   Cost of foreign currency                                 $            14    $            --
=================================================================================================

^Amount rounds to less than one thousand.
*Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                               TAX AWARE          TAX AWARE
                                                            ENHANCED INCOME       LARGE CAP
                                                                 FUND            GROWTH FUND
-------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value                          $     2,415,755    $       261,655
   Cash                                                                 190                 --
   Receivables:
     Investment securities sold                                     324,216                 --
     Fund shares sold                                                47,370                 15
     Interest and dividends                                          11,109                168
     Variation margin                                                    22                 --
-------------------------------------------------------------------------------------------------
   Total Assets                                                   2,798,662            261,838
-------------------------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
      Dividends                                                         699                 --
      Investment securities purchased                               537,820                 --
      Fund shares redeemed                                            1,552                 72
      Unrealized depreciation on open swap contracts                  1,742
     Accrued liabilities:
      Investment advisory fees                                          394                 83
      Administration fees                                                --                 31
      Shareholder servicing fees                                         71                 46
      Distribution fees                                                   4                 --
      Custodian fees                                                     32                  9
      Trustee's fees - deferred compensation plan                         1                113
      Other                                                              73                 30
-------------------------------------------------------------------------------------------------
   Total Liabilities                                                542,388                384
-------------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                              2,249,709            401,262
     Accumulated undistributed (overdistributed) net
      investment income                                                 354               (145)
     Accumulated net realized gain (loss) on investments,
      futures, options and swaps                                     (2,327)          (118,030)
     Net unrealized appreciation (depreciation) on
      investments, futures and swaps                                  8,538            (21,633)
-------------------------------------------------------------------------------------------------
   Total Net Assets                                         $     2,256,274    $       261,454
-------------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding
   ($0.001 par value; unlimited number of
   shares authorized):
     Class A                                                          2,141                 --
     Institutional                                                  187,461                 --
     Select                                                          33,677             19,394
   Net Asset Value:
     Class A (and redemption price)                         $         10.11    $            --
     Institutional (and redemption price)                   $         10.10    $            --
     Select (and redemption price)                          $         10.11    $         13.48
   Class A Maximum Public Offering Price Per Share
     (net asset value per share/98.50%)                     $         10.26    $            --
-------------------------------------------------------------------------------------------------
   Cost of investments                                      $     2,405,233    $       283,288
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               TAX AWARE          TAX AWARE          TAX AWARE
                                                               LARGE CAP     SHORT - INTERMEDIATE   U.S. EQUITY
                                                               VALUE FUND        INCOME FUND           FUND
--------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value                          $       320,984    $       277,791    $       569,418
   Cash                                                                  --                  6                  3
   Receivables:
     Investment securities sold                                          --             33,022                 --
     Fund shares sold                                                   942              1,905                770
     Interest and dividends                                             643              2,649                716
     Variation margin                                                    --                  5                 --
     Unrealized appreciation on swap contracts                           --                  1                 --
     Expense reimbursements                                              --                 --                  3
--------------------------------------------------------------------------------------------------------------------
   Total Assets                                                     322,569            315,379            570,910
--------------------------------------------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
      Dividends                                                         346                268                 --
      Investment securities purchased                                    --             66,171                 --
      Fund shares redeemed                                               19                200                117
      Unrealized depreciation on open
        swap contracts                                                   --                429                 --
     Accrued liabilities:
      Investment advisory fees                                          102                 43                201
      Administration fees                                                38                 --                 31
      Shareholder servicing fees                                         63                 13                104
      Distribution fees                                                  --                 --                  3
      Custodian fees                                                     14                 17                 24
      Trustee's fees - deferred compensation plan                       145                 --^                34
      Other                                                              36                 59                 66
--------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                    763             67,200                580
--------------------------------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                                403,517            246,838            691,705
     Accumulated undistributed (overdistributed)
      net investment income                                             (95)                71                388
     Accumulated net realized gain (loss) on
      investments, futures, options and swaps                       (41,564)               (66)           (48,711)
     Net unrealized appreciation (depreciation) of
      investments, futures and swaps                                (40,052)             1,336            (73,052)
--------------------------------------------------------------------------------------------------------------------
   Total Net Assets                                         $       321,806    $       248,179    $       570,330
--------------------------------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding
   ($0.001 par value; unlimited number of
   shares authorized):
     Class A                                                             --                 --                317
     Class B                                                             --                 --                227
     Class C                                                             --                 --                 24
     Institutional                                                       --             17,012              5,741
     Select                                                          19,859              7,601             38,313
   Net Asset Value:
     Class A (and redemption price)                         $            --    $            --    $         13.25
     Class B*                                               $            --    $            --    $         13.14
     Class C*                                               $            --    $            --    $         13.12
     Institutional (and redemption price)                   $            --    $         10.08    $          9.43
     Select (and redemption price)                          $         16.20    $         10.08    $         13.28
   Class A Maximum Public Offering Price
     Per Share (net asset value per share/94.25%)           $            --    $            --    $         14.06
--------------------------------------------------------------------------------------------------------------------
   Cost of investments                                      $       361,036    $       276,025    $       642,470
====================================================================================================================

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.

     JPMORGAN FUNDS
     Statement of Operations

For the six months ended April 30, 2003 (unaudited)
(Amounts in thousands)

                                                                FLEMING
                                                               TAX AWARE          TAX AWARE
                                                             INTERNATIONAL       DISCIPLINED
                                                             OPPORTUNITIES         EQUITY
                                                                  FUND              FUND
-------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                               $             1    $            --
     Dividend                                                         1,771              1,607
     Dividend income from affiliated investments*                        --                  2
     Foreign taxes withheld                                            (198)                --
-------------------------------------------------------------------------------------------------
   Total investment income                                            1,574              1,609
-------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                           579                314
     Administration fees                                                102                135
     Shareholder servicing fees                                          73                 90
     Distribution fees                                                    8                 --
     Custodian fees                                                     107                 30
     Printing and postage                                                 5                  2
     Professional fees                                                   33                 23
     Registration fees                                                   22                 11
     Transfer agent fees                                                 43                 27
     Trustees' fees                                                       1                  1
     Other                                                                4                  7
-------------------------------------------------------------------------------------------------
   Total expenses                                                       977                640
-------------------------------------------------------------------------------------------------
     Less amounts waived                                                267                146
     Less earnings credits                                               --                 --^
     Less expense reimbursements                                          4                 --
-------------------------------------------------------------------------------------------------
      Net expenses                                                      706                494
-------------------------------------------------------------------------------------------------
   Net investment income                                                868              1,115
-------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
      Investments                                                   (19,768)           (15,177)
      Futures                                                          (174)                --
      Foreign exchange contracts                                        (54)                --
     Change in net unrealized appreciation/depreciation of:
      Investments                                                    16,250             21,849
      Futures                                                           (63)                --
      Foreign currency translations                                     106                 --
-------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments,
      futures and foreign exchange transactions                      (3,703)             6,672
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations  $        (2,835)   $         7,787
-------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:         $            --    $            --^
=================================================================================================

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                               TAX AWARE          TAX AWARE
                                                               ENHANCED           LARGE CAP
                                                                INCOME             GROWTH
                                                                 FUND               FUND
-------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                               $        22,751    $            --
     Dividend                                                            --              1,505
     Dividend income from affiliated investments*                       542                 31
     Foreign tax dividend income                                         --                  4
-------------------------------------------------------------------------------------------------
   Total investment income                                           23,293              1,540
-------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                         2,492                498
     Administration fees                                              1,495                187
     Shareholder servicing fees                                       1,229                311
     Distribution fees                                                   26                 --
     Custodian fees                                                     120                 27
     Printing and postage                                                37                  2
     Professional fees                                                   47                 29
     Registration fees                                                   32                  9
     Transfer agent fees                                                 49                 11
     Trustees' fees                                                      10                  1
     Other                                                               31                  7
-------------------------------------------------------------------------------------------------
   Total expenses                                                     5,568              1,082
-------------------------------------------------------------------------------------------------
     Less amounts waived                                              2,657                 23
     Less earnings credits                                                6                 --^
-------------------------------------------------------------------------------------------------
      Net expenses                                                    2,905              1,059
-------------------------------------------------------------------------------------------------
   Net investment income                                             20,388                481
-------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
      Investments                                                      (659)           (19,060)
      Futures                                                            97                 --
      Options                                                           126                 --
      Swaps                                                          (1,780)                --
     Change in net unrealized appreciation/depreciation of:
      Investments                                                     8,730             27,550
      Futures                                                         1,133                 --
      Swaps                                                          (1,742)                --
-------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on
       investments, futures, options and swaps                        5,905              8,490
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from
       operations                                           $        26,293    $         8,971
-------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees of :     $            76    $             4
=================================================================================================

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                               TAX AWARE          TAX AWARE          TAX AWARE
                                                               LARGE CAP      SHORT-INTERMEDIATE    U.S. EQUITY
                                                              VALUE FUND         INCOME FUND           FUND
                                                                11/1/02           12/20/02            11/1/02
                                                                THROUGH            THROUGH            THROUGH
                                                                4/30/03           4/30/03(a)          4/30/03
--------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                               $            --    $         1,283    $             3
     Dividend                                                         3,887                 --              2,598
     Dividend income from affiliated investments*                        32                100                 76
     Foreign taxes withheld                                              (7)                --                 --
--------------------------------------------------------------------------------------------------------------------
   Total investment income                                            3,912              1,383              2,677
--------------------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                           635                133                702
     Administration fees                                                238                 80                234
     Shareholder servicing fees                                         397                 74                355
     Distribution fees                                                   --                 --                 17
     Custodian and accounting fees                                       32                 28                 53
     Printing and postage                                                 1                  3                 11
     Professional fees                                                   22                 33                 25
     Registration fees                                                    5                 13                 25
     Transfer agent fees                                                 11                 19                 83
     Trustees' fees                                                       2                  1                  2
     Other                                                                7                  5                  8
--------------------------------------------------------------------------------------------------------------------
   Total expenses                                                     1,350                389              1,515
--------------------------------------------------------------------------------------------------------------------
     Less amounts waived                                                  1                183                202
     Less earnings credits                                               --^                --^                --^
     Less expense reimbursements                                         --                 --                 19
--------------------------------------------------------------------------------------------------------------------
      Net expenses                                                    1,349                206              1,294
--------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                       2,563              1,177              1,383
--------------------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
      Investments                                                   (14,080)               (56)            (8,023)
      Futures                                                            --               (134)                --
      Options                                                            --                  6                 --
      Swaps                                                              --                118                 --
     Change in net unrealized appreciation/ depreciation of:
      Investments                                                    17,456              1,766             23,460
      Futures                                                            --                 (2)                --
      Swaps                                                              --               (428)                --
--------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on
      investments, futures, options and swaps                         3,376              1,270             15,437
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
      from operations                                       $         5,939    $         2,447    $        16,820
--------------------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:         $             4    $            14    $            10
====================================================================================================================

(a) Commencement of Operations
^ Amount rounds to less than one thousand.

                       See notes to financial statements.

JPMORGAN FUNDS

Statement of Changes in Net Assets For the periods indicated (unaudited) (Amounts in thousands)

                                                               FLEMING TAX AWARE                 TAX AWARE
                                                           INTERNATIONAL OPPORTUNITIES       DISCIPLINED EQUITY
                                                                      FUND                          FUND
                                                           ---------------------------   --------------------------
                                                             11/1/02         YEAR          11/1/02         YEAR
                                                             THROUGH         ENDED         THROUGH         ENDED
                                                             4/30/03       10/31/02        4/30/03       10/31/02
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income                                     $       868    $     1,923    $     1,115    $     2,489
 Net realized gain (loss) on investments, futures and
   foreign exchange transactions                               (19,996)       (27,651)       (15,177)       (44,615)

 Change in net unrealized appreciation/depreciation from
   investments and foreign exchange translations                16,293          5,537         21,849          1,515
--------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations            (2,835)       (20,191)         7,787        (40,611)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                          (1,586)          (546)        (1,252)        (3,600)
--------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS           (31,473)        (2,720)       (22,801)       (74,547)
--------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                     (35,894)       (23,457)       (16,266)      (118,758)

NET ASSETS:

 Beginning of period                                           156,202        179,659        193,996        312,754
--------------------------------------------------------------------------------------------------------------------
 End of period                                             $   120,308    $   156,202    $   177,730    $   193,996
--------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                   $       866    $     1,584    $       120    $       257
--------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                                   TAX AWARE                             TAX AWARE
                                                                ENHANCED INCOME                          LARGE CAP
                                                                      FUND                              GROWTH FUND
                                                           --------------------------    -----------------------------------------
                                                             11/1/02         YEAR          11/1/02        1/1/02         11/1/01
                                                             THROUGH         ENDED         THROUGH        THROUGH        THROUGH
                                                             4/30/03       10/31/02        4/30/03      10/31/02(a)    12/31/01(b)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income                                     $    20,388    $    33,137    $       481    $       940    $       415
 Net realized gain (loss) on investments, futures,
   options and swaps                                            (2,216)           271        (19,060)       (34,608)        (3,297)

 Change in net unrealized appreciation/depreciation of
   investments, futures and swaps                                8,121         (5,319)        27,550        (62,473)        31,331
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations            26,293         28,089          8,971        (96,141)        28,449
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                         (20,321)       (33,310)          (473)          (934)          (601)

 Net realized gain on investment transactions                       --           (734)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                         (20,321)       (34,044)          (473)          (934)          (601)
-----------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS           282,565        836,900         (3,570)       (79,691)       (17,591)
-----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                     288,537        830,945          4,928       (176,766)        10,257

NET ASSETS:

 Beginning of period                                         1,967,737      1,136,792        256,526        433,292        423,035
-----------------------------------------------------------------------------------------------------------------------------------
 End of period                                             $ 2,256,274    $ 1,967,737    $   261,454    $   256,526    $   433,292
-----------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                       $       354    $       287    $      (145)   $      (153)   $      (159)
-----------------------------------------------------------------------------------------------------------------------------------

(a) The fund changed its fiscal year end from December 31 to October 31.
(b) The fund changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

                                                                                 TAX AWARE                TAX AWARE SHORT -
                                                                                 LARGE CAP                  INTERMEDIATE
                                                                                VALUE FUND                   INCOME FUND
                                                                    -----------------------------------  -------------------
                                                                     11/1/02      1/1/02       11/1/01        12/20/02*
                                                                     THROUGH      THROUGH      THROUGH         THROUGH
                                                                     4/30/03    10/31/02(a)  12/31/01(b)       4/30/03
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                                       $   2,563    $   4,441    $     639       $   1,177
 Net realized gain (loss) on investments, futures,
   options and swaps                                                  (14,080)     (26,675)        (338)            (66)

 Change in net unrealized appreciation/depreciation of
   investments, futures, and swaps                                     17,456      (49,837)      28,437           1,336
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                    5,939      (72,071)      28,738           2,447
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                 (2,557)      (4,354)        (579)         (1,106)
------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                   (8,919)     (11,678)     (18,389)        246,838
------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                             (5,537)     (88,103)       9,770         248,179

NET ASSETS:

 Beginning of period                                                  327,343      415,446      405,676              --
------------------------------------------------------------------------------------------------------------------------
 End of period                                                      $ 321,806    $ 327,343    $ 415,446       $ 248,179
------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME  $     (95)   $    (101)   $    (188)      $      71
------------------------------------------------------------------------------------------------------------------------

                                                                          TAX AWARE
                                                                         U.S. EQUITY
                                                                             FUND
                                                                    -----------------------
                                                                     11/1/02       YEAR
                                                                     THROUGH       ENDED
                                                                     4/30/03     10/31/02
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                                       $   1,383    $   1,865
 Net realized gain (loss) on investments, futures,
   options and swaps                                                   (8,023)     (11,267)

 Change in net unrealized appreciation/depreciation of
   investments, futures, and swaps                                     23,460      (37,041)
-------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                   16,820      (46,443)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                 (1,283)      (2,275)
-------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                  318,593       59,205
-------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                            334,130       10,487

NET ASSETS:

 Beginning of period                                                  236,200      225,713
-------------------------------------------------------------------------------------------
 End of period                                                      $ 570,330    $ 236,200
------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME  $     388    $     288
-------------------------------------------------------------------------------------------

  * Commencement of operations.
(a) The fund changed its fiscal year end from December 31 to October 31.
(b) The fund changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

     JPMORGAN FUNDS
     Notes to Financial Statements (unaudited)

1. ORGANIZATION
J.P. Morgan Series Trust ("JPMST"), Mutual Fund Group ("MFG"), Mutual Fund Select Group ("MFSG") and J.P. Morgan Institutional Funds ("JPMIF") (the "Trusts") were organized on August 15, 1996, May 11, 1987, October 1, 1996 and November 4, 1997, respectively, as Massachusetts business trusts and are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies.

The following are seven separate portfolios of the Trusts (collectively, the "Funds"):

   FUND                                                CLASSES OFFERED
--------------------------------------------------------------------------------
   JPMorgan Fleming Tax Aware International
    Opportunities Fund ("FTAIO")                       Class A, Class B, Class C and Institutional
   JPMorgan Tax Aware Disciplined Equity ("TADE")      Institutional
   JPMorgan Tax Aware Enhanced Income ("TAEI")         Class A, Institutional and Select
   JPMorgan Tax Aware Large Cap Growth ("TALCG")       Select
   JPMorgan Tax Aware Large Cap Value Fund ("TALCV")   Select
   JPMorgan Tax Aware Short-Intermediate Income
    Fund ("TASI")                                      Institutional and Select
   JPMorgan Tax Aware U.S. Equity                      Class A, Class B, Class C, Institutional
    Fund ("TAUSE")                                      and Select

FTAIO is a separate series of MFG. TADE, TAEI and TAUSE are separate series of JPMST. TALCG and TALCV are separate series of MFSG. TASI is a separate series of JPMIF.

TASI commenced operations on December 20, 2002.

Class A Shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

During the six months ended April 30, 2003, TADE received a contribution of securities ("In-kind contributions") valued at $18,994 in exchange for shares of institutional share class. The effective date of the contribution was December 31, 2002 and the securities were transferred at market value, which resulted in no unrealized gain or loss.

2. REORGANIZATION
Prior to the open of business on March 24, 2003, the JPMorgan Tax Aware U.S. Equity Fund (now known as TAUSE, the "Acquiring Fund") acquired all of the net assets of JPMorgan Select Large Cap Equity Fund (the "Target Fund"), as shown in the table below, pursuant to a Reorganization Plan approved by the Target Fund's shareholders on February 13, 2003. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Under the Reorganization Plan, shareholders of the Target Fund received shares in the Acquiring Fund with a value equal to their holdings in the Target Fund. Holders of the Target Fund received Select Class Shares of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganization:

               JPMORGAN TAX AWARE U.S. EQUITY FUND REORGANIZATION

                                                                     NET ASSET          NET
                                    SHARES                             VALUE         UNREALIZED
                                 OUTSTANDING       NET ASSETS        PER SHARE      APPRECIATION
--------------------------------------------------------------------------------------------------
   Target Fund
   JPMorgan Select Large Cap
    Equity Fund                                                                    $  (42,214,855)
    Select Class                   12,404,349    $  241,296,996   $        19.45
   Acquiring Fund
   JPMorgan Tax Aware
    U.S. Equity Fund                                                               $  (43,722,485)
     Class A                          319,589    $    4,145,071   $        12.97
     Class B                          223,652    $    2,878,848   $        12.87
     Class C                           23,291    $      299,186   $        12.85
     Institutional Class            5,529,424    $   51,039,313   $         9.23
     Select Class                  16,878,721    $  219,252,705   $        12.99
   Post Reorganization
   JPMorgan Tax Aware U.S.
    Equity Fund                                                                    $  (85,937,340)
     Class A                          319,589    $    4,145,071   $        12.97
     Class B                          223,652    $    2,878,848   $        12.87
     Class C                           23,291    $      299,186   $        12.85
     Institutional Class            5,529,424    $   51,039,313   $         9.23
     Select Class                  35,451,822    $  460,549,701   $        12.99

3. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. FUTURES CONTRACTS -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e, to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subject the Funds to unlimited risk of loss.

The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2003, the Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities other than investments and liabilities denominated in foreign currencies held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2003, the Funds had outstanding forward foreign currency exchange contracts as listed on the Funds' Portfolio of Investments.

E. WRITTEN OPTIONS -- When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss based on the cost of the closing transaction and the premium received when the option was written.

Transactions in options written for TAEI and TASI during the six months ended April 30, 2003, were as follows (amounts in thousands):

                                             TAEI                        TASI
----------------------------------------------------------------------------------------
                                    NUMBER OF     PREMIUMS     NUMBER OF     PREMIUMS
                                      UNITS       RECEIVED       UNITS       RECEIVED
----------------------------------------------------------------------------------------
   Options outstanding at

   October 31, 2002                        --            --            --           --

   Options written                          2         1,550            --^          49

   Options terminated in closing
   purchase transactions                   (2)       (1,550)           --^         (49)
                                    ----------   ----------    ----------   ----------
   Options outstanding at
   April 30, 2003                          --            --            --           --
                                    ==========   ==========    ==========   ==========


^Amount rounds to less than one thousand.

F. SWAPS -- The Funds may engage in swap transactions such as interest rate or currency swaps, consistent with its investment objective and policies. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, effective return or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in the value of the exchange. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of April 30, 2003, the Funds had outstanding swap agreements as listed on the Funds' Portfolio of Investments.

G. DOLLAR ROLLS -- The Funds may enter into dollar rolls (principally using TBA's) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of these securities.

In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee. The Funds had TBA Dollar Rolls outstanding as of April 30, 2003, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

H. RESTRICTED AND ILLIQUID SECURITIES -- Each Fund is permitted to invest up to 15% of its net assets in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

I. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.

Purchases of To Be Announced (TBA), when-issued or delayed securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

J. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

K. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The policy of the Funds is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

L. FOREIGN TAXES -- Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the Unites States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J. P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM") and J.P. Morgan Investment Management, Inc. ("JPMIM" and, together with JPMFAM, the "Advisors") act as the investment advisors to the Funds. JPMFAM, a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), is the Advisor for TALCG and TALCV. JPMIM, a wholly owned subsidiary of JPMorgan, is the Advisor for FTAIO, TADE, TAEI, TASI and TAUSE. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                          INVESTMENT
                           FUND           ADVISORY FEE (%)
                      -------------------------------------
                           FTAIO                0.85
                           TADE                 0.35
                           TAEI                 0.25
                           TALCG                0.40
                           TALCV                0.40
                           TASI                 0.25
                           TAUSE                0.45

The Advisors waived fees as outlined in Note 4.F. below.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisors have agreed to waive and/or reimburse their advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEES -- Pursuant to the Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

   FUND                   CLASS A     CLASS B     CLASS C
-----------------------------------------------------------
   FTAIO                    0.25        0.75        0.75
   TAEI                     0.25         n/a         n/a
   TAUSE                    0.25        0.75        0.75

In addition, JPMFD receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in Note 4.F. below.

C. SHAREHOLDER SERVICING FEES -- The Trusts entered into Shareholder Servicing Agreements with JPMCB under which JPMCB provides account administration and personal account maintenance service to the Funds' shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                INSTITUTIONAL  SELECT
   FUND         CLASS A    CLASS B     CLASS C      CLASS       CLASS
-----------------------------------------------------------------------
   FTAIO          0.25       0.25        0.25        0.10        n/a
   TADE            n/a        n/a         n/a        0.10        n/a
   TAEI           0.25        n/a         n/a        0.10       0.25
   TALCG           n/a        n/a         n/a         n/a       0.25
   TALCV           n/a        n/a         n/a         n/a       0.25
   TASI            n/a        n/a         n/a        0.10       0.25
   TAUSE          0.25       0.25        0.25        0.10       0.25

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of TADE, TAEI and TAUSE available to customers of investment advisors and other financial intermediaries who are Schwab's clients. TADE, TAEI and TAUSE are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMST and JPMCB is terminated, TADE, TAEI and TAUSE would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agent waived fees as outlined in Note 4.F. below.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, LP. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                INSTITUTIONAL  SELECT
   FUND         CLASS A    CLASS B     CLASS C      CLASS       CLASS
-----------------------------------------------------------------------
   FTAIO          1.80       2.30        2.30        1.00        n/a
   TADE            n/a        n/a         n/a        0.55        n/a
   TAEI           0.75        n/a         n/a        0.25       0.50
   TALCG           n/a        n/a         n/a         n/a       0.85
   TALCV           n/a        n/a         n/a         n/a       0.85
   TASI            n/a        n/a         n/a        0.35       0.50
   TAUSE          1.10       1.60        1.60        0.70       0.84

The contractual expense limitation agreements were in effect for the six months ended April 30, 2003. The expense limitation percentages in the table above are due to expire as follows:

                                                   INSTITUTIONAL     SELECT
   FUND           CLASS A     CLASS B    CLASS C       CLASS         CLASS
---------------------------------------------------------------------------
   FTAIO          2/28/04     2/28/04    2/28/04      2/28/04           n/a
   TADE               n/a         n/a        n/a      2/28/05           n/a
   TAEI           2/28/04         n/a        n/a      2/28/05       2/28/05
   TALCG              n/a         n/a        n/a          n/a       2/28/04
   TALCV              n/a         n/a        n/a          n/a       2/28/04
   TASI               n/a         n/a        n/a     12/31/03      12/31/03
   TAUSE          2/28/05     2/28/05    2/28/05      2/28/05       3/31/06

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F. below.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended April 30, 2003, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                         CONTRACTUAL WAIVERS
            ---------------------------------------------
            INVESTMENT                         SHAREHOLDER             CONTRACTUAL
   FUND     ADVISORY        ADMINISTRATION     SERVICING      TOTAL    REIMBURSEMENTS
---------------------------------------------------------------------------------------
   FTAIO      $  102            $    92        $     73      $    267      $    4
   TADE           --                 56              90           146          --
   TAEI          301              1,495             861         2,657          --
   TALCG          --                 --              23            23          --
   TALCV          --                 --               1             1          --
   TASI@          53                 80              50           183          --
   TAUSE          --                171              31           202          19
              ------           --------        --------      --------      ------
   Total      $  456           $  1,894        $  1,129      $  3,479      $   23
              ======           ========        ========      ========      ======

@For the period 12/20/02 to 4/30/03.

G. OTHER -- Certain officers of the Trust(s) are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period certain funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the advisor.

The Funds may use related-party broker/dealers. For the six months ended April 30, 2003, TALCG, TALCV, and TAUSE incurred approximately (in thousands) $3, $7, and $11, respectively, in brokerage commissions with affiliated broker/dealers.

5. CLASS SPECIFIC EXPENSES
The Funds' class specific expenses for the six months ended April 30, 2003 are as follows (amounts in thousands):

                   SHAREHOLDER
                    SERVICING     DISTRIBUTION   TRANSFER AGENT
-----------------------------------------------------------------------
   FTAIO
-----------------------------------------------------------------------
   Class A          $      8         $    8         $   22
   Class B                --^            --^            --^
   Class C                --^            --^            --^
   Institutional          65             --             21
-----------------------------------------------------------------------
                    $     73         $    8         $   43
-----------------------------------------------------------------------
   TADE
-----------------------------------------------------------------------
   Institutional    $     90         $   --         $   27
-----------------------------------------------------------------------
   TAEI
-----------------------------------------------------------------------
   Class A          $     26         $   26         $    8
   Institutional         842             --             25
   Select                361             --             16
-----------------------------------------------------------------------
                    $  1,229         $   26         $   49
-----------------------------------------------------------------------
   TALCG
-----------------------------------------------------------------------
   Select           $    311         $   --         $   11
-----------------------------------------------------------------------
   TALCV
-----------------------------------------------------------------------
   Select           $    397         $   --         $   11
-----------------------------------------------------------------------
   TASI@
-----------------------------------------------------------------------
   Institutional    $     34         $   --         $   10
   Select                 40             --              9
-----------------------------------------------------------------------
                    $     74         $   --         $   19
-----------------------------------------------------------------------
   TAUSE
-----------------------------------------------------------------------
   Class A          $      5         $    5         $   17
   Class B                 4             11             11
   Class C                --^             1              1
   Institutional          23             --             10
   Select                323             --             44
-----------------------------------------------------------------------
                    $    355         $   17         $   83
-----------------------------------------------------------------------

^Amount rounds to less than one thousand.
@For the period 12/20/02 to 4/30/03.

6. CLASS SPECIFIC DISTRIBUTIONS
The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended April 30, 2003 and the period ended October 31, 2002 are as follows (amounts in thousands):

                 SIX MONTHS ENDED 4/30/03                     YEAR ENDED 10/31/02
            --------------------------------------------------------------------------------
                   NET                                   NET
   FUND     INVESTMENT INCOME     REALIZED GAIN   INVESTMENT INCOME      REALIZED GAIN
--------------------------------------------------------------------------------------------
   FTAIO
--------------------------------------------------------------------------------------------
   Class A          $     64             --         $       6               $    --
   Class B                 1             --                --                    --
   Class C                --^            --                --                    --
   Institutional       1,521             --               540                    --
--------------------------------------------------------------------------------------------
                    $  1,586         $   --         $     546               $    --
--------------------------------------------------------------------------------------------
   TADE
--------------------------------------------------------------------------------------------
   Institutional    $  1,252             --         $   3,600               $    --
--------------------------------------------------------------------------------------------
   TAEI
--------------------------------------------------------------------------------------------
   Class A          $    163         $   --         $     166               $    --
   Institutional      17,504             --            28,885                   630
   Select              2,654             --             4,259                   104
--------------------------------------------------------------------------------------------
                    $ 20,321         $   --         $  33,310               $   734
--------------------------------------------------------------------------------------------
   TALCG
--------------------------------------------------------------------------------------------
   Select           $    473         $   --         $     934*              $    --
--------------------------------------------------------------------------------------------

   TALCV
--------------------------------------------------------------------------------------------
   Select           $  2,557         $   --         $   4,354*              $    --
--------------------------------------------------------------------------------------------

   TASI@
--------------------------------------------------------------------------------------------
   Institutional    $    833         $   --         $      --               $    --
   Select                273             --                --                    --
--------------------------------------------------------------------------------------------
                    $  1,106         $   --         $      --               $    --
--------------------------------------------------------------------------------------------
   TAUSE
--------------------------------------------------------------------------------------------
   Class A          $     15         $   --         $      23               $    --
   Class B                 6             --                 4                    --
   Class C                 1^            --                --^                   --
   Institutional         340             --               560                    --
   Select                921             --             1,688                    --
--------------------------------------------------------------------------------------------
                    $  1,283         $   --         $   2,275               $    --
--------------------------------------------------------------------------------------------

* For period 1/1/02 to 10/31/02. For period 11/1/01 to 12/31/01, distributions from net investment income were $601 and $579 for TALCG and TALCV, respectively.

@ For the period 12/20/02 to 4/30/03.

^ Amount rounds to less than one thousand

7. INVESTMENT TRANSACTIONS
For the six months ended April 30, 2003, purchases and sales of investments (excluding short-term investments) are as follows (amounts in thousands):

                  PURCHASES           SALES           PURCHASES         SALES
               (EXCLUDING U.S.    (EXCLUDING U.S.     OF U.S.         OF U.S.
   FUND          GOVERNMENT)       GOVERNMENT)       GOVERNMENT      GOVERNMENT
-----------------------------------------------------------------------------------
   FTAIO      $    43,268      $     73,938       $        --     $        --
   TADE            56,066            79,566                --              --
   TAEI         1,435,713         1,105,346         1,354,222       1,322,235
   TALCG           38,575            42,330                --              --
   TALCV           49,130            52,887                --              --
   TASI@          330,140           119,558           136,965         120,852
   TAUSE          364,561             6,894                --              --

@For the period 12/20/02 to 4/30/03.

8. FEDERAL INCOME TAX MATTERS
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2003, are as follows (amounts in thousands):

                                          GROSS               GROSS      NET UNREALIZED
                                       UNREALIZED          UNREALIZED    APPRECIATION
   FUND          AGGREGATE COST        APPRECIATION        DEPRECIATION  (DEPRECIATION)
-------------------------------------------------------------------------------------------
   FTAIO         $   124,809         $    8,764          $ (14,299)      $   (5,535)
   TADE              181,966             12,539            (17,296)          (4,757)
   TAEI            2,405,233             10,927               (405)          10,522
   TALCG             283,288             15,738            (37,371)         (21,633)
   TALCV             361,036             10,751            (50,803)         (40,052)
   TASI@             276,025              1,826                (60)           1,766
   TAUSE             642,470             17,747            (90,799)         (73,052)

@For the period 12/20/02 to 4/30/03.

9. BANK BORROWINGS
Pursuant to a Line of Credit Agreement dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses in the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Funds could borrow money for temporary or emergency purposes. The Funds had entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement expired on April 16, 2003.

The Funds had no borrowings outstanding at April 30, 2003, nor at anytime during the period then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS
FTAIO may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject FTAIO to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of April 30, 2003, substantially all of the net assets of FTAIO consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of investment income from such securities.

As of April 30, 2003, FTAIO invested approximately 28.6% of its net assets in issuers in the United Kingdom. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. SUBSEQUENT EVENT
The Fund's Board of Trustees has approved a change of name for Mutual Fund Group and Mutual Fund Select Group. The Trusts will be renamed J.P. Morgan Mutual Fund Group and J.P. Morgan Mutual Fund Select Group, respectively, effective May 1, 2003.

12. CAPITAL SHARE TRANSACTIONS
Capital share transactions were as follows for the periods presented (Amounts in Thousands):

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                                                                            CLASS A                 CLASS B
                                                                         -----------------    -----------------
                                                                         AMOUNT     SHARES    AMOUNT     SHARES
-----------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED APRIL 30, 2003
-----------------------------------------------------------------------------------------------------------------
Shares sold                                                             $  2,227       224      $   19       2
Shares issued in reinvestment of distributions                                22         2           1      --^
Shares redeemed                                                           (3,535)     (341)         (8)     (1)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding                      $ (1,286)     (115)     $   12       1
=================================================================================================================
                                                                              YEAR ENDED OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------
Shares sold                                                             $  8,971       740      $  219      20
Shares issued in reinvestment of distributions                                 3        --^         --      --
Shares redeemed                                                           (4,248)     (380)       (192)    (17)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding                      $  4,726       360      $   27       3
=================================================================================================================

                                                                    CLASS C           INSTITUTIONAL
                                                                ----------------    ----------------
                                                                AMOUNT   SHARES     AMOUNT    SHARES
------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED APRIL 30, 2003
------------------------------------------------------------------------------------------------------
Shares sold                                                    $   719      66  $  18,405     1,712
Shares issued in reinvestment of distributions                      --^     --^       336        30
Shares redeemed                                                   (720)    (66)   (48,939)   (4,614)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding             $    (1)     --  $ (30,198)   (2,872)
======================================================================================================
                                                                  YEAR ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------
Shares sold                                                    $   821      73  $  94,416     7,557
Shares issued in reinvestment of distributions                      --      --        127        10
Shares redeemed                                                   (825)    (73)  (102,012)   (8,201)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding             $    (4)     --  $  (7,469)     (634)
======================================================================================================

^ Amount rounds to less than one thousand

TAX AWARE DISCIPLINED EQUITY FUND
                                                           INSTITUTIONAL
                                                     --------------------------
                                                       AMOUNT          SHARES
--------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------------
 Shares sold                                         $   20,867         1,775
 In-kind contributions                                   18,994         1,633
 Shares issued in reinvestment of distributions             935            81
 Shares redeemed                                        (63,597)       (5,402)
--------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding  $  (22,801)       (1,913)
--------------------------------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------------
 Shares sold                                         $  161,630        12,045
 Shares issued in reinvestment of distributions           2,680           191
 Shares redeemed                                       (188,435)      (13,972)
 Redemption in-kind                                     (50,422)       (3,533)
--------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding   $  (74,547)       (5,269)
======================================================================================

TAX AWARE ENHANCED INCOME FUND

                                                                       CLASS A          INSTITUTIONAL           SELECT
                                                                  -----------------  ---------------------  -------------------
                                                                   AMOUNT    SHARES   AMOUNT      SHARES    AMOUNT   SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS ENDED APRIL 30, 2003
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       $ 15,032    1,488  $   777,461    77,015  $  176,457   17,458
Shares issued in reinvestment of distributions                         142       14       15,095     1,496       1,611      159
Shares redeemed                                                    (12,329)  (1,220)    (574,578)  (56,936)   (116,326) (11,513)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding                $  2,845      282  $   217,978    21,575  $   61,742    6,104
===============================================================================================================================
                                                                                     YEAR ENDED OCTOBER 31, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       $ 27,851    2,754  $ 1,569,397   155,388  $  285,072   28,199
Shares issued in reinvestment of distributions                         139       14       25,569     2,532       2,869      284
Shares redeemed                                                     (9,188)    (909)    (870,067)  (86,164)   (194,742) (19,269)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding                $ 18,802    1,859  $   724,899    71,756  $   93,199    9,214
===============================================================================================================================

* For Class A Shares, from commencement of offering on November 30, 2001.

TAX AWARE LARGE CAP GROWTH FUND

                                                                  SELECT
                                                        ----------------------------
                                                         AMOUNT             SHARES
-------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED APRIL 30, 2003
-------------------------------------------------------------------------------------
 Shares sold                                           $  22,119             1,704
 Shares issued in reinvestment of distributions               10                 1
 Shares redeemed                                         (25,699)           (1,992)
-------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding    $  (3,570)             (287)
=====================================================================================
                                                    PERIOD ENDED OCTOBER 31, 2002(a)
-------------------------------------------------------------------------------------
 Shares sold                                           $  17,363             1,174
 Shares issued in reinvestment of distributions               16                 1
 Shares redeemed                                         (97,070)           (6,408)
-------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding    $ (79,691)           (5,233)
=====================================================================================
                                                    PERIOD ENDED DECEMBER 31, 2001(b)
-------------------------------------------------------------------------------------
 Shares sold                                           $   3,476               200
 Shares issued in reinvestment of distributions                9                 1
 Shares redeemed                                         (21,076)           (1,213)
-------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding    $ (17,591)           (1,012)
=====================================================================================

(a) The Fund changed its fiscal year end from December 31 to October 31.
(b) The Fund changed its fiscal year end from October 31 to December 31.

TAX AWARE LARGE CAP VALUE FUND

                                                                            SELECT
                                                                -----------------------------
                                                                  AMOUNT         SHARES
---------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED APRIL 30, 2003
---------------------------------------------------------------------------------------------
 Shares sold                                                    $ 34,601        2,165
 Shares issued in reinvestment of distributions                       62            4
 Shares redeemed                                                 (43,582)      (2,758)
---------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding             $ (8,919)        (589)
=============================================================================================
                                                          PERIOD ENDED OCTOBER 31, 2002(a)
---------------------------------------------------------------------------------------------
 Shares sold                                                    $  32,489        1,853
 Shares issued in reinvestment of distributions                 $      35            2
 Shares redeemed                                                $ (44,202)      (2,451)
---------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding             $ (11,678)        (596)
=============================================================================================
                                                          PERIOD ENDED DECEMBER 31, 2001(b)
---------------------------------------------------------------------------------------------
 Shares sold                                                    $   2,296          117
 Shares issued in reinvestment of distributions                         2           --^
 Shares redeemed                                                  (20,687)      (1,067)
---------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding             $ (18,389)    $   (950)
=============================================================================================

(a) The Fund changed its fiscal year end from December 31 to October 31.
(b) The Fund changed its fiscal year end from October 31 to December 31. ^ Amount rounds to less than one thousand.

TAX AWARE SHORT - INTERMEDIATE INCOME FUND

                                                        INSTITUTIONAL              SELECT
                                                      ------------------      ----------------
                                                      AMOUNT      SHARES      AMOUNT    SHARES
-------------------------------------------------------------------------------------------------
                                                           PERIOD ENDED APRIL 30, 2003*
-------------------------------------------------------------------------------------------------
 Shares sold                                        $   188,063      18,755    $  80,873    8,059
 Shares issued in reinvestment of distributions             336          33           85        8
 Shares redeemed                                        (17,830)     (1,776)      (4,689)    (466)
-------------------------------------------------------------------------------------------------
 Net increase (decrease)in Fund shares outstanding  $   170,569      17,012    $  76,269    7,601
=================================================================================================

* From commencement of offering on December 20, 2002.

TAX AWARE U.S. EQUITY FUND

                                                          CLASS A                 CLASS B                  CLASS C
                                                    --------------------   --------------------     ----------------------
                                                       AMOUNT   SHARES       AMOUNT    SHARES         AMOUNT      SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------------------------------------------------
 Shares sold                                        $     457       35     $    490        39         $ 129          10
 Shares issued in reinvestment of distributions            13        1            5        --^           --^         --^
 Shares redeemed                                       (1,061)     (83)        (413)      (33)          (83)        (7)
--------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding $    (591)     (47)    $     82         6         $  46          3
==========================================================================================================================
                                                                           YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------
 Shares sold                                        $   5,976      378     $  2,946       187         $ 333          21
 Shares issued in reinvestment of distributions            19        1            4        --^           --^         --^
 Shares redeemed                                         (958)     (69)        (633)      (43)         (121)         (7)
--------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding $   5,037      310     $  2,317       144         $ 212          14
==========================================================================================================================
^ Amount rounds to less than one thousand.

                                                                  INSTITUTIONAL            SELECT
                                                               -------------------   -------------------
                                                                 AMOUNT   SHARES       AMOUNT     SHARES
------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED APRIL 30, 2003
------------------------------------------------------------------------------------------------------------
 Shares sold                                                   $ 18,410    2,020   $   96,663      7,565
 Shares issued in connection with Fund Reorganization (Note 2)       --       --      241,297     18,573
 Shares issued in reinvestment of distributions                     199       22          556         43
 Shares redeemed                                                 (7,250)    (794)     (30,819)    (2,411)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding            $ 11,359    1,248   $  307,697     23,770
============================================================================================================
                                                                      YEAR ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------
 Shares sold                                                   $ 64,704    5,750   $   92,692      6,260
 Shares issued in reinvestment of distributions                     366       35        1,141         76
 Shares redeemed                                                (16,770)  (1,562)     (64,049)    (4,345)
 Redemption in-kind                                             (10,024)    (834)     (16,421)    (1,000)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding            $ 38,276    3,389   $   13,363        991
============================================================================================================

JPMORGAN FUNDS
Financial Highlights (unaudited)

                                                       FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                                            ------------------------------------------------------------------------------
                                                          CLASS A                               CLASS B
                                           -------------------------------------   ---------------------------------------
                                              11/1/02       YEAR       4/30/01*     11/1/02        YEAR       4/30/01*
                                              THROUGH       ENDED      THROUGH      THROUGH       ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:              4/30/03     10/31/02     10/31/01     4/30/03       10/31/02    10/31/01
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period       $    10.90   $    12.38   $    15.00   $    10.84   $    12.35   $    15.00
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                 0.03^        0.06         0.08^        0.01^       (0.03)        0.01^
     Net gains or losses on securities
       (both realized and unrealized)            (0.21)       (1.53)       (2.70)       (0.23)       (1.48)       (2.66)
                                            ----------   ----------   ----------   ----------   ----------   ----------
   Total from investment operations              (0.18)       (1.47)       (2.62)       (0.22)       (1.51)       (2.65)
                                            ----------   ----------   ----------   ----------   ----------   ----------
   Less distributions:
     Dividends from net investment income         0.11         0.01           --         0.10           --           --
                                            ----------   ----------   ----------   ----------   ----------   ----------
 Net asset value, end of period             $    10.61   $    10.90   $    12.38   $    10.52   $    10.84   $    12.35
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (1)(b)                             (1.71%)     (11.85%)     (17.47%)      (2.05%)     (12.23%)     (17.67%)
==========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)     $        6   $        7   $        4   $       --@  $       --@  $       --@
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
   Net expenses                                   1.80%        1.80%        1.80%        2.30%        2.30%        2.29%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                   0.56%        0.40%        0.29%        0.17%       (0.27%)      (0.20%)
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                         2.46%        2.37%        5.48%+       2.96%        2.84%       20.63%+
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                     (0.10%)      (0.17%)      (3.39%)+     (0.49%)      (0.81%)     (18.54%)+
--------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE(b)                         32%          97%          43%          32%          97%          43%
--------------------------------------------------------------------------------------------------------------------------

                                                     FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                                           ----------------------------------------------------------------------------
                                                        CLASS C                             INSTITUTIONAL
                                            ------------------------------------   ------------------------------------
                                             11/1/02        YEAR      4/30/01 *     11/1/02       YEAR         5/1/01*
                                             THROUGH       ENDED      THROUGH       THROUGH      ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:             4/30/03      10/31/02    10/31/01      4/30/03      10/31/02     10/31/01
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period       $    10.83   $    12.35   $    15.00   $    11.02   $    12.43   $    15.00
-----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                (0.14)^       0.03        (0.02)^       0.07^        0.14         0.07^
     Net gains or losses on securities
       (both realized and unrealized)            (0.08)       (1.55)       (2.63)       (0.22)       (1.51)       (2.64)
                                            ----------   ----------   ----------   ----------   ----------   ----------
   Total from investment operations              (0.22)       (1.52)       (2.65)       (0.15)       (1.37)       (2.57)
                                            ----------   ----------   ----------   ----------   ----------   ----------
   Less distributions:
     Dividends from net investment income         0.10           --           --         0.12         0.04           --
                                            ----------   ----------   ----------   ----------   ----------   ----------
 Net asset value, end of period             $    10.51   $    10.83   $    12.35   $    10.75   $    11.02   $    12.43
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (1)(b)                             (2.05%)     (12.31%)     (17.67%)      (1.40%)     (11.08%)     (17.13%)
=======================================================================================================================
 RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)     $       --@  $       --@  $       --@  $      114   $      149   $      176
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
   Net expenses                                   2.30%        2.30%        2.28%        1.00%        1.00%        1.00%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                  (1.58%)       0.18%       (0.19%)       1.32%        1.08%        1.09%
-----------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                         2.94%        2.84%       37.67%+       1.39%        1.32%        1.33%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                     (2.22%)      (0.36%)     (35.58%)+      0.93%        0.76%        0.76%
-----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE(b)                         32%          97%          43%          32%          97%          43%
-----------------------------------------------------------------------------------------------------------------------

*   Commencement of offering of Class of shares
^   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.
@   Amount rounds to less than one million.
#   Short periods have been annualized.
+   Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                                            TAX AWARE DISCIPLINED EQUITY FUND
                                           ---------------------------------------------------------------------------
                                                                       INSTITUTIONAL
                                           ---------------------------------------------------------------------------
                                             11/1/02                           YEAR ENDED
                                             THROUGH    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:             4/30/03    10/31/02      10/31/01     10/31/00     10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $    11.74   $    14.36   $    18.87   $    18.19   $    14.71   $    12.08
----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                0.07         0.14         0.14         0.15         0.15         0.11
     Net gains or losses on securities
       (both realized and unrealized)            0.44        (2.57)       (4.57)        0.68         3.48         2.68
                                           ----------   ----------   ----------   ----------   ----------   ----------
     Total from investment operations            0.51        (2.43)       (4.43)        0.83         3.63         2.79
                                           ----------   ----------   ----------   ----------   ----------   ----------
   Less distributions:
     Dividends from net investment income        0.08         0.19         0.08         0.15         0.15         0.16
                                           ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period              $    12.17   $    11.74   $    14.36   $    18.87   $    18.19   $    14.71
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                 4.41%       (17.13%)     (23.55%)       4.54%       24.72%       23.26%
======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)  $      178   $      194   $      313   $      478   $      341   $       90
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------
     Net expenses                                0.55%        0.55%        0.55%        0.55%        0.55%        0.55%
----------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                1.24%        0.93%        0.77%        0.78%        0.94%        0.97%
----------------------------------------------------------------------------------------------------------------------
     Expenses without waivers,
       reimbursements and earnings credits       0.71%        0.70%        0.60%        0.59%        0.65%        1.02%
----------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without
       waivers, reimbursements and earnings
       credits                                   1.08%        0.78%        0.72%        0.74%        0.84%        0.50%
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(b)                         31%          60%          44%          51%          40%          57%
----------------------------------------------------------------------------------------------------------------------

  (b) Not annualized for periods less than one year.
    # Short periods have been annualized.

                                                                     TAX AWARE ENHANCED INCOME FUND
                                         ----------------------------------------------------------------------------------------
                                                 CLASS A                                   INSTITUTIONAL
                                         -----------------------   --------------------------------------------------------------
                                          11/1/02      11/30/01*    11/1/02                                             4/16/99*
                                          THROUGH      THROUGH      THROUGH                  YEAR ENDED                 THROUGH
PER SHARE OPERATING PERFORMANCE:          4/30/03      10/31/02     4/30/03      10/31/02    10/31/01^     10/31/00^   10/31/99^
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    10.08   $    10.10   $    10.07   $    10.10   $     9.95   $     9.95   $    10.00
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)               0.08         0.16         0.11         0.22         0.39         0.45         0.20
    Net gains or losses on securities
     (both realized and unrealized)            0.03        (0.01)        0.02        (0.01)        0.15           --        (0.05)
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
    Total from investment operations           0.11         0.15         0.13         0.21         0.54         0.45         0.15
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Less distributions:
    Dividends from net investment income       0.08         0.16         0.10         0.23         0.39         0.45         0.20
    Distributions from capital gains             --         0.01           --         0.01           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions                          0.08         0.17         0.10         0.24         0.39         0.45         0.20
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period           $    10.11   $    10.08   $    10.10   $    10.07   $    10.10   $     9.95   $     9.95
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(b)                             1.09%        1.42%        1.34%        2.01%        5.63%        4.55%        1.57%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions) $       22   $       19   $    1,894   $    1,671   $      951   $      299   $      355
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
    Net expenses                               0.75%        0.75%        0.25%        0.25%        0.25%        0.25%        0.25%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)               1.57%        1.55%        2.09%        2.20%        3.80%        4.43%        4.01%
---------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers,
      reimbursements and earnings credits      1.00%        1.06%        0.53%        0.54%        0.50%        0.50%        0.57%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss) without
      waivers, reimbursements and
      earnings credits                         1.32%        1.23%        1.81%        1.90%        3.55%        4.18%        3.69%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (b)                     129%         186%         129%         186%         142%         172%          69%
---------------------------------------------------------------------------------------------------------------------------------

                                                          TAX AWARE ENHANCED INCOME FUND
                                         --------------------------------------------------------------
                                                                     SELECT
                                         --------------------------------------------------------------
                                          11/1/02                                             5/6/99*
                                          THROUGH                  YEAR ENDED                 THROUGH
PER SHARE OPERATING PERFORMANCE:          4/30/03      10/31/02     10/31/01^   10/31/00^    10/31/99^
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    10.08   $    10.11   $     9.95   $     9.95   $    10.00
-------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)               0.09         0.20         0.36         0.40         0.20
    Net gains or losses on securities
     (both realized and unrealized)            0.03        (0.02)        0.16           --        (0.05)
                                         ----------   ----------   ----------   ----------   ----------
    Total from investment operations           0.12         0.18         0.52         0.40         0.15
                                         ----------   ----------   ----------   ----------   ----------
  Less distributions:
    Dividends from net investment income       0.09         0.20         0.36         0.40         0.20
    Distributions from capital gains             --         0.01           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
  Total distributions                          0.09         0.21         0.36         0.40         0.20
                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period           $    10.11   $    10.08   $    10.11   $     9.95   $     9.95
-------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(b)                             1.21%        1.75%        5.47%        4.29%        1.29%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions) $      340   $      278   $      186   $       37   $       28
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------
    Net expenses                               0.50%        0.50%        0.50%        0.50%        0.50%
-------------------------------------------------------------------------------------------------------
    Net investment income (loss)               1.84%        1.94%        3.51%        4.23%        3.75%
-------------------------------------------------------------------------------------------------------
    Expenses without waivers,
      reimbursements and earnings credits      0.69%        0.70%        0.67%        0.67%        0.72%
-------------------------------------------------------------------------------------------------------
    Net investment income (loss) without
      waivers, reimbursements and
      earnings credits                         1.65%        1.74%        3.34%        4.06%        3.53%
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (b)                     129%         186%         142%         172%          69%
-------------------------------------------------------------------------------------------------------

  *   Commencement of offering of class of shares.
  ^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
  (1) Total return figures do not include the effect of any front-end sales load.
  (b) Not annualized for periods less than one year.
    # Short periods have been annualized.

                       See notes to financial statements.

                                                                TAX AWARE LARGE CAP GROWTH FUND^ +
                                           ---------------------------------------------------------------------------------
                                                                               SELECT
                                           ---------------------------------------------------------------------------------
                                            11/01/02    01/01/02   11/01/01                        YEAR ENDED
                                            THROUGH    THROUGH     THROUGH     ---------------------------------------------
PER SHARE OPERATING PERFORMANCE:           04/30/03   10/31/02(a) 12/31/01(b)   10/31/01   10/31/00     10/31/99   10/31/98
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   13.03   $   17.39   $   16.32   $   42.93   $   47.54   $   37.36   $   32.30
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)               0.02        0.04        0.02        0.04        0.04        0.30        0.34
     Net gains or losses on securities
      (both realized and  unrealized)           0.45       (4.36)       1.07      (11.41)      (0.07)      13.66        8.23
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
     Total from investment operations           0.47       (4.32)       1.09      (11.37)      (0.03)      13.96        8.57
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Less distributions:
     Dividends from net investment income       0.02        0.04        0.02        0.04        0.03        0.30        0.34
     Distributions from capital gains             --          --          --       15.20        4.55        3.48        3.17
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total distributions                          0.02        0.04        0.02       15.24        4.58        3.78        3.51
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period             $   13.48   $   13.03   $   17.39   $   16.32   $   42.93   $   47.54   $   37.36
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                 3.65%     (24.84%)      6.70%     (33.30%)     (0.91%)     39.78%      29.12%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)  $     261   $     257   $     433   $     423   $     839   $     901   $     654
RATIOS TO AVERAGE NET ASSETS: #
Net expenses                                    0.85%       0.68%       0.55%       0.49%       0.47%       0.03%       0.02%
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    0.39%       0.34%       0.56%       0.21%       0.08%       0.69%       0.98%
----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
  and earnings credits                          0.87%       0.85%       0.85%       0.85%       0.80%       0.59%       0.60%
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) without
  waivers, reimbursements and earnings
  credits                                       0.37%       0.17%       0.26%      (0.15%)     (0.25%)      0.13%       0.40%
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(c)                        16%         46%          3%         84%         74%         26%         22%
============================================================================================================================

  ^   Formerly JPMorgan Select Equity Fund.
  + On November 20, 1998, the Fund underwent a split of shares. Prior period has been restated to reflect the split.
  (a) The fund changed its fiscal year end from December 31 to October 31.
  (b) The fund changed its fiscal year end from October 31 to December 31.
  (c) Not annualized for periods less than one year.
   #  Short periods have been annualized.

                       See notes to financial statements.

                                                                  TAX AWARE LARGE CAP VALUE FUND^+
                                           ---------------------------------------------------------------------------------
                                                                              SELECT
                                           ---------------------------------------------------------------------------------
                                            11/1/02     1/1/02      11/1/01                      YEAR ENDED
                                            THROUGH     THROUGH     THROUGH    ---------------------------------------------
PER SHARE OPERATING PERFORMANCE:            4/30/03   10/31/02(a)  12/31/01(b)  10/31/01   10/31/00    10/31/99    10/31/98
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   16.01   $   19.74   $   18.44   $   25.57   $   27.53   $   28.89   $   34.22
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)               0.13        0.22        0.03        0.20        0.21        0.65        0.85
     Net gains or losses on securities
       (both realized and unrealized)           0.19       (3.74)       1.30       (5.41)       1.40        1.69        1.50
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
     Total from investment operations           0.32       (3.52)       1.33       (5.21)       1.61        2.34        2.35
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Less distributions:
     Dividends from net investment income       0.13        0.21        0.03        0.19        0.17        0.67        0.83
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period             $   16.20   $   16.01   $   19.74   $   18.44   $   25.57   $   27.53   $   28.89
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                 2.00%     (17.94%)      7.20%     (21.43%)      6.35%       8.18%       7.62%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)  $     322   $     327   $     415   $     406   $     625   $     787   $     923
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------
     Net expenses                               0.85%       0.79%       0.69%       0.69%       0.68%       0.03%       0.03%
----------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)               1.62%       1.43%       0.91%       0.93%       0.83%       2.25%       2.85%
----------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
       and earnings credits                     0.85%       0.85%       0.85%       0.87%       0.80%       0.58%       0.59%
----------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without
       waivers, reimbursements and earnings
       credits                                  1.62%       1.37%       0.75%       0.75%       0.71%       1.70%       2.29%
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(c)                        16%         80%          0%          8%         43%        146%        148%
----------------------------------------------------------------------------------------------------------------------------

  ^   Formerly JPMorgan Select Equity Income Fund.
  + On November 20, 1998, the Fund underwent a split of shares. Prior period has been restated to reflect the split.
  (a) The fund changed its fiscal year end from December 31 to October 31.
  (b) The fund changed its fiscal year end from October 31 to December 31.
  (c) Not annualized for periods less than one year.
   #  Short periods have been annualized.

                       See notes to financial statements.

                                                             TAX AWARE
                                                        SHORT - INTERMEDIATE
                                                            INCOME FUND
                                                     ---------------------------
                                                     INSTITUTIONAL        SELECT
                                                     ---------------------------
                                                      12/20/02*       12/20/02*
                                                       THROUGH         THROUGH
PER SHARE OPERATING PERFORMANCE:                       4/30/03         4/30/03
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $      10.00   $      10.00
--------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                            0.07           0.07
     Net gains or losses on securities
      (both realized and unrealized)                         0.08           0.08
                                                     ------------   ------------
     Total from investment operations                        0.15           0.15
                                                     ------------   ------------
   Less distributions:
     Dividends from net investment income                    0.07           0.07
                                                     ------------   ------------
Net asset value, end of period                       $      10.08   $      10.08
--------------------------------------------------------------------------------
TOTAL RETURN(b)                                              1.52%          1.47%
================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
     Net assets, end of period (millions)            $        172   $         76
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------
     Net expenses                                            0.34%          0.49%
--------------------------------------------------------------------------------
     Net investment income (loss)                            2.19%          2.08%
--------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
       and earnings credits                                  0.67%          0.85%
--------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits credits           1.87%          1.73%
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(b)                                    157%           157%
--------------------------------------------------------------------------------

  *   Commencement of operations
  (b) Not annualized for periods less than one year
  #   Short periods have been annualized

                       See notes to financial statements.

                                                                          TAX AWARE U.S. EQUITY FUND
                                                    -----------------------------------------------------------------------------
                                                                    CLASS A                                CLASS B
                                                    ------------------------------------    -------------------------------------
                                                     11/1/02        YEAR       4/16/01*      11/1/02       YEAR        4/16/01*
                                                     THROUGH       ENDED       THROUGH       THROUGH      ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                     4/30/03      10/31/02     10/31/01      4/30/03     10/31/02      10/31/01
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.86   $    15.58   $    16.88    $    12.76   $   15.47    $     16.88
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                         0.04^        0.10         0.03^         0.01^       0.03          (0.03)^
     Net gains or losses on securities
       (both realized and unrealized)                     0.39        (2.71)       (1.27)         0.39       (2.71)         (1.33)
                                                    ----------   ----------   ----------    ----------   ---------    -----------
     Total from investment operations                     0.43        (2.61)       (1.24)         0.40       (2.68)         (1.36)
                                                    ----------   ----------   ----------    ----------   ---------    -----------
   Less distributions:
     Dividends from net investment income                 0.04         0.11         0.06          0.02        0.03           0.05
                                                    ----------   ----------   ----------    ----------   ---------    -----------
Net asset value, end of period                      $    13.25   $    12.86   $    15.58    $    13.14   $   12.76    $     15.47
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1) (b)                                      3.39%      (16.89%)      (7.38%)        3.18%     (17.35%)        (8.09%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)           $        4   $        5   $        1    $        3   $       3    $         1
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                         1.10%        1.10%        1.04%         1.60%       1.60%          1.60%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                         0.66%        0.52%        0.33%         0.16%       0.00%^^       (0.35%)
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                                1.97%        1.88%        8.73%+        2.47%       2.39%          7.71%+
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss) without waivers,
     reimbursements and earnings credits                 (0.21%)      (0.26%)      (7.36%)+      (0.71%)     (0.79%)        (6.46%)+
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (b)                                  2%          27%          22%            2%         27%            22%
---------------------------------------------------------------------------------------------------------------------------------

                                                           TAX AWARE U.S. EQUITY FUND
                                                    ----------------------------------------
                                                                     CLASS C
                                                    ----------------------------------------
                                                     11/1/02        YEAR          4/16/01*
                                                     THROUGH       ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                     4/30/03      10/31/02       10/31/01
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.74   $    15.45     $      16.88
--------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                         0.01^        0.04            (0.02)^
     Net gains or losses on securities
       (both realized and unrealized)                     0.39        (2.71)           (1.35)
                                                    ----------   ----------     ------------
     Total from investment operations                     0.40        (2.67)           (1.37)
                                                    ----------   ----------     ------------
   Less distributions:
     Dividends from net investment income                 0.02         0.04             0.06
                                                    ----------   ----------     ------------
Net asset value, end of period                      $    13.12   $    12.74     $      15.45
--------------------------------------------------------------------------------------------
TOTAL RETURN (1) (b)                                      3.18%      (17.35%)          (8.16%)
============================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
     Net assets, end of period (millions)           $       --@  $       --@    $         --@
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------
     Net expenses                                         1.60%        1.60%            1.57%
--------------------------------------------------------------------------------------------
     Net investment income (loss)                         0.16%        0.00%^^         (0.17%)
--------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                                2.48%        2.38%           23.55%+
--------------------------------------------------------------------------------------------
    Net investment income (loss) without waivers,
     reimbursements and earnings credits                 (0.72%)      (0.78%)         (22.15%)+
--------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (b)                                  2%          27%              22%
--------------------------------------------------------------------------------------------

 *    Commencement of offering of class of shares.
 ^    Calculated based on average shares outstanding
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)   Not annualized for periods less than one year.
 @    Amount rounds to less than one million.
 #    Short periods have been annualized.
^^    Amount rounds to less than .005%.
 + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                         TAX AWARE U.S. EQUITY FUND
                                         ------------------------------------------------------
                                                                INSTITUTIONAL
                                         ------------------------------------------------------
                                           11/1/02       YEAR            YEAR         9/15/00*
                                          THROUGH        ENDED          ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:          4/30/03       10/31/02       10/31/01       10/31/00
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period     $     9.17    $    11.15     $    14.73     $    15.00
-----------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)              0.05^         0.12           0.08^          0.01^
     Net gains or losses on securities
      (both realized and unrealized)           0.28         (1.94)         (3.55)         (0.28)
                                         ----------    ----------     ----------     ----------
     Total from investment operations          0.33         (1.82)         (3.47)         (0.27)
                                         ----------    ----------     ----------     ----------
   Less distributions:
     Dividends from net investment
      income                                   0.07          0.16           0.11             --
                                         ----------    ----------     ----------     ----------
Net asset value, end of period           $     9.43    $     9.17     $    11.15     $    14.73
-----------------------------------------------------------------------------------------------
TOTAL RETURN (b)                               3.57%       (16.50%)       (23.67%)        (1.80%)
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
     Net assets, end of period
      (millions)                         $       54    $       41     $       12     $       --@
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-----------------------------------------------------------------------------------------------
     Net expenses                              0.70%         0.70%          0.70%          0.70%
-----------------------------------------------------------------------------------------------
     Net investment income (loss)              1.06%         0.92%          0.69%          0.51%
-----------------------------------------------------------------------------------------------
     Expenses without waivers,
      reimbursements and earnings
      credits                                  0.83%         0.84%          0.93%          0.85%
-----------------------------------------------------------------------------------------------
    Net investment income (loss)
     without waivers, reimbursements
     and earnings credits credits              0.93%         0.78%          0.46%          0.36%
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (b)                       2%           27%            22%            15%
-----------------------------------------------------------------------------------------------

                                                                    TAX AWARE U.S. EQUITY FUND
                                         ---------------------------------------------------------------------------------
                                                                                SELECT
                                         ----------------------------------------------------------------------------------
                                           11/1/02                                  YEAR ENDED
                                           THROUGH     --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:           4/30/03      10/31/02       10/31/01       10/31/00      10/31/99      10/31/98
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    12.88    $    15.59     $    20.51     $    18.73    $    15.19    $    12.57
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)              0.05^         0.10           0.10^          0.09          0.10          0.08
     Net gains or losses on securities
      (both realized and unrealized)           0.41         (2.69)         (4.96)          1.77          3.55          2.65
                                         ----------    ----------     ----------     ----------    ----------    ----------
     Total from investment operations          0.46         (2.59)         (4.86)          1.86          3.65          2.73
                                         ----------    ----------     ----------     ----------    ----------    ----------
   Less distributions:
     Dividends from net investment
      income                                   0.06          0.12           0.06           0.08          0.11          0.11
                                         ----------    ----------     ----------     ----------    ----------    ----------
Net asset value, end of period           $    13.28    $    12.88     $    15.59     $    20.51    $    18.73    $    15.19
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (b)                               3.57%       (16.70%)       (23.76%)         9.96%        24.05%        21.81%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period
      (millions)                         $      509    $      187     $      212     $      249    $      163    $       77
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------
     Net expenses                              0.84%         0.84%          0.84%          0.85%         0.85%         0.85%
---------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)              0.87%         0.73%          0.56%          0.46%         0.58%         0.63%
---------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers,
      reimbursements and earnings
      credits                                  0.96%         0.97%          0.87%          0.85%         0.90%         1.09%
---------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
     without waivers, reimbursements
     and earnings credits credits              0.75%         0.60%          0.53%          0.46%         0.53%         0.39%
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (b)                       2%           27%            22%            15%           29%           44%
---------------------------------------------------------------------------------------------------------------------------

 ^    Calculated based on average shares outstanding
(b)   Not annualized for periods less than one year.
 @    Amount rounds to less than one million.
 #    Short periods have been annualized.

                       See notes to financial statements.

   JPMORGAN FUNDS
   Special Meeting of Shareholders (unaudited)

A Special Meeting of Shareholders was held on February 13, 2003 at 522 Fifth Avenue, New York, New York 10036 for purposes of approving an Agreement and Plan of Reorganization (the "Reorganization Plan") between the following series of J.P. Morgan Series Trust and Mutual Fund Select Group:

   ACQUIRING FUND                    TARGET FUND
-----------------------------------------------------------------------------------
   JPMorgan Tax Aware U.S. Equity    JPMorgan Select Large Cap Equity ("LCEF")

Under the Reorganization Plan, the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in a tax-free reorganization. In exchange, shareholders of the Target Fund would receive shares of the Acquiring Fund with a value equal to their respective holdings in the Target Fund. A majority of shareholders of LCEF approved the Reorganization Plan by the following votes:

                                   FOR        AGAINST     ABSTAIN
----------------------------------------------------------------------------
   LCEF                         11,956,568       0          0

                       See notes to financial statements.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS


U.S. EQUITY FUNDS
Capital Growth Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund
Fleming Asia Equity Fund

SPECIALTY FUNDS
Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAXFREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

SEMI-ANNUAL REPORT (UNAUDITED)

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with the JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



                         JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


    (C)J.P. Morgan Chase & Co., 2003 All Rights Reserved. June 2003

                                                                      SAN-TA-403

ITEM 2. CODE OF ETHICS.

     (a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2)  If the registrant provides the disclosure required by paragraph
               (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

          (3)  If the registrant provides the disclosure required by paragraph
               (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, FOLLOWING AN EVALUATION WITHIN 90 DAYS PRIOR TO THE FILING DATE OF THIS REPORT OF THE DISCLOSURE CONTROLS AND PROCEDURES AS DEFINED IN RULE 30a-2(c) UNDER THE ACT CONCLUDE AS FOLLOWS:

1.THE DISCLOSURE CONTROLS AND PROCEDURES REFLECT A CUMULATIVE PROCESS INVOLVING THE REGISTRANT'S SERVICE PROVIDERS;

2. THE CUMULATIVE PROCESS SEEKS TO ENSURE THAT THE INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIOD SPECIFIED IN THE COMMISSION'S RULES AND FORMS AND THAT THE INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THESE REPORTS IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT INCLUDING ITS PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND THAT

3. THIS PROCESS IS EFFECTIVE WITH REGARDS TO  ITS PURPOSE.

     (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

THERE ARE NO SIGNIFICANT DEFICIENCIES OR MATERIAL WEAKNESSES IN THE REGISTRANT'S INTERNAL CONTROLS AS OF THE DATE OF THEIR MOST RECENT EVALUATION, AND THERE HAVE BEEN NO SIGNIFICANT CHANGES IN THE REGISTRANT'S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR MOST RECENT EVALUATION.

ITEM 10. EXHIBITS.

     File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2)

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        J.P. Morgan Series Trust
            -------------------------------------------------------------------

By (Signature and Title)*      /s/  David Wezdenko
                         ------------------------------------------------------
                            David Wezdenko, Treasurer
Date   7/7/03
    ---------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/  David Wezdenko
                         ------------------------------------------------------
                            David Wezdenko, Treasurer
Date   7/7/03
    ---------------------------------------------------------------------------

By (Signature and Title)*      /s/  George C.W. Gatch
                         ------------------------------------------------------
                             George C.W. Gatch, President
Date   7/7/03
    ---------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.

-------------------------------------------------------------------------------